EXHIBIT 10.1
EXECUTION VERSION
AMENDMENT No. 4, dated as of March 2, 2018 (this “Amendment”), to the Amended and Restated Term Loan Credit Agreement, dated as of December 9, 2010 (as amended by Amendment No. 1, dated as of March 7, 2013, as further amended by Amendment No. 2, dated as of March 28, 2014, as further amended by Amendment No. 3, dated as of August 26, 2016, and as further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time prior to the date hereof, the “Original Credit Agreement”), by and among OMNOVA Solutions Inc., an Ohio corporation (the “Company), Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent), the lenders from time to time party thereto (the “Lenders”) and the other parties thereto; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).
WHEREAS, Section 11.11 of the Original Credit Agreement provides that the relevant Credit Parties and the Required Lenders may amend the Original Credit Agreement as set forth herein;
WHEREAS, the Required Lenders have agreed to the amendment contemplated by Section 1 below (the “Section 1 Amendments”);
WHEREAS, immediately after giving effect to the Section 1 Amendments and on the terms and conditions set forth herein, (i) the Required Lenders have agreed to the amendments contemplated by Section 2 below (the “Section 2 Amendments”), (ii) each Lender that delivers a signature page hereto and consents to this Amendment (each, an “Amendment No. 4 Consenting Lender”) has agreed to the amendments effected hereby and (iii) the Company has elected to replace each Amendment No. 4 Non-Consenting Lender (as defined below) with one or more Replacement Lenders pursuant to Section 11.11(b) of the Original Credit Agreement (as amended by the Section 1 Amendments, the “Existing Credit Agreement”);
WHEREAS, Deutsche Bank AG New York Branch (in such capacity, the “Replacement Term B-2 Lender”) has agreed to purchase at par on the Amendment No. 4 Effective Date (as defined below) all Term B-2 Loans held by Amendment No. 4 Non-Consenting Lenders;
WHEREAS, Deutsche Bank Securities Inc., Jefferies Finance LLC, JPMorgan Chase Bank, N.A. and KeyBank National Association are the joint arrangers and bookrunners (the “Amendment No. 4 Joint Lead Arrangers”) for this Amendment;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Section 1 Amendments. The Original Credit Agreement is, effective as of the Section 1 Amendments Effective Time (as defined below), hereby amended as follows:
(a)    Section 1.01 of the Original Credit Agreement is hereby amended by adding the following definition thereto in alphabetical order:

“Non-Consenting Lender” shall have the meaning provided in Section 2.13(a).”;
(b)Section 2.13(a) of the Original Credit Agreement is hereby amended by adding “(each a “Non-Consenting Lender”)” immediately after the reference to “Section 11.12(b)” in clause (i);
(a)Section 11.11(b) of the Original Credit Agreement is hereby amended as follows:
(i)by replacing the reference therein to “non-consenting Lenders” with “Non-Consenting Lender”;
(ii)by replacing the reference to “non-consenting Lender or Lenders” with “Non-Consenting Lender or Lenders”;
(iii)by replacing “non-consenting Lender’s Commitment” with “Non-Consenting Lender’s Commitment”; and
(iv)by adding the following sentence to the end of Section 11.11(b):
“Notwithstanding anything herein to the contrary, by receiving the amounts set forth in the proviso in Section 2.13(a) of this Agreement, each Non-Consenting Lender shall automatically be deemed to have assigned its Loans pursuant to the terms of an Assignment and Assumption Agreement, and accordingly, no Assignment and Assumption Agreement or other action shall be required in connection therewith. Such assignment shall become effective as to any Non-Consenting Lender upon the receipt of the amounts set forth in the proviso in Section 2.13(a).”
Section 2.    Section 2 Amendments. The Existing Credit Agreement is, effective as of the Amendment No. 4 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Credit Agreement attached as Exhibit A hereto (the Existing Credit Agreement as amended pursuant to this Section 2, the “Amended Credit Agreement”).
Section 3.    Representations and Warranties, No Default. The Company hereby represents and warrants that as of the Amendment No. 4 Effective Date, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties made by any Credit Party contained in the Original Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except (x) that, for purposes of this Section 3, the financial statements referenced in Section 6.05 of the Original Credit Agreement shall be deemed to refer to the most recent financial statements required to be delivered pursuant to Section 7.01 of the Original Credit Agreemen and (y) where such representations and warranties expressly relate to a specified date, in which case such representations and warranties were true and correct in all material respects as of such specified date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be (after giving effect to such qualification).

Section 4.    Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 4 Effective Date”) that the following conditions shall have been satisfied (it being understood, for the avoidance of doubt, that the Section 1 Amendments shall become effective upon satisfaction of all of the conditions set forth below (other than clause (viii) below) (the “Section 1 Amendments Effective Time”) and the Section 2 Amendments shall become effective on the Amendment No. 4 Effective Date, immediately after giving effect to the Section 1 Amendments):
(v)Consents. The Administrative Agent shall have received executed signature pages hereto from each Credit Party, the Administrative Agent, each Amendment No. 4 Consenting Lender (comprising, at a minimum, the Required Lenders) and each Replacement Term B-2 Lender;
(vi)Fees. The Administrative Agent and Amendment No. 4 Joint Lead Arrangers shall have received the fees in the amounts previously agreed in writing with the Company by the Amendment No. 4 Joint Lead Arrangers to be received on the Amendment No. 4 Effective Date, and all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 11.01 of the Existing Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 4 Effective Date, subject to the provisions of any other written agreement with the Amendment No. 4 Joint Lead Arrangers;
(vii)Legal Opinions. The Administrative Agent shall have received from Vorys, Sater, Seymour and Pease LLP, counsel to the Company and its Subsidiaries, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Amendment No. 4 Effective Date, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover such matters incident to the transactions contemplated herein and in the other Credit Documents as the Administrative Agent may reasonably request;
(viii)Officer’s Certificate. The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower dated the Amendment No. 4 Effective Date certifying that (a) all representations and warranties made by any Credit Party contained in the Original Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 4 Effective Date (except that any representation or warranty that is qualified by its terms as to materiality or as to a Material Adverse Effect shall be true and correct in all respects) (it being understood and agreed that (i) for purposes of this clause (iv)(a), the financial statements referenced in Section 6.05 of the Original Credit Agreement shall be deemed to refer to the most recent financial statements required to be delivered pursuant to Section 7.01 of the Original Credit Agreement and (ii) any other representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that any representation or warranty that is qualified by its terms as to materiality or as to a Material Adverse Effect shall be true and correct in all respects) only as of such specified date) and (b) there shall exist no Default or Event of Default;
(ix)Closing Certificates. The Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date, signed by an Authorized Officer of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such

Credit Party, substantially in the form of Exhibit E to the Original Credit Agreement with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or their equivalents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent; and all Business and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Business proceedings, governmental approvals, good standing certificates and bring-down certificates, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper Business or governmental authorities;
(vi)Payments. The Administrative Agent shall have received evidence satisfactory to it that substantially concurrently with the effectiveness of this Amendment on the Amendment No. 4 Effective Date all accrued interest on the Term B-2 Loans to but excluding the Amendment No. 4 Effective Date shall have been paid (whether or not then due);
(x)Lien Searches. On or prior to the Amendment No. 4 Effective Date, the Administrative Agent shall have received copies of recent UCC, tax and judgement lien searches and pending bankruptcy searches in each jurisdiction reasonably requested by the Administrative Agent with respect to each Credit Party, none of which encumber Collateral (other than Liens permitted under the Original Credit Agreement);
(xi)Section 1 Amendments. The Section 1 Amendments shall be effective; and
Section 5.    Replacement Term B-2 Lender and Amendment No. 4 Non-Consenting Lenders. If any existing Lender (each, a “Amendment No. 4 Non-Consenting Lender”) declines or fails to consent to this Amendment by failing to return an executed signature page hereto to the Administrative Agent, then pursuant to and in compliance with the terms of Section 11.11(b) of the Original Credit Agreement, such Amendment No. 4 Non-Consenting Lender may be replaced and all of its interests, rights and obligations under the Original Credit Agreement and the related Credit Documents with respect to its existing Term B2 Loans purchased and assumed by the Replacement Term B-2 Lender. As of the Amendment No. 4 Effective Date, each Amendment No. 4 Non-Consenting Lender will be deemed to have executed an Assignment and Assumption Agreement for all of its then outstanding Term B-2 Loans and will be deemed to have assigned all of its then outstanding Term B-2 Loans to the Replacement Term B-2 Lender, in each case pursuant to and in compliance with the terms of Section 11.11(b) of the Existing Credit Agreement.
Section 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 7.    Applicable Law.

(a)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)Each party hereto hereby irrevocably and unconditionally:
(i)submits for itself and its property in any legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York, New York County, located in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York sitting in the Borough of Manhattan and appellate courts from any thereof;
(ii)consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(iii)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth in the Amended Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service to become effective 30 days after such mailing; and
(iv)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.
Section 8.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Original Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Original Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and its prior grant of Liens on the Collateral made by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment. This Amendment shall constitute a Credit Document for purposes of the Amended Credit Agreement and from and after the Amendment No. 4 Effective Date, all references to the Original Credit Agreement in any Credit Document and all references in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Original Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of the Credit Parties hereby consents to this Amendment and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the

Amended Credit Agreement. This Amendment shall not constitute a novation of the Original Credit Agreement or any other Credit Documents.
Section 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 11. Tax Matters. From and after the Amendment No. 4 Effective Dare, all of the Term B-2 Loans shall continue to be treated as one fungible tranche for U.S. federal income tax purposes. For purposes of the Foreign Account Tax Compliance Act (FATCA), from and after the Amendment No. 4 Effective Date, the Company and the Administrative Agent shall continue to treat the Amended Credit Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulations Section 1.1471-2(b)(2)(i).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
OMNOVA SOLUTIONS INC., as the Company
By:    /s/ Paul F. DeSantis
Name: Paul F. DeSantis
Title: Senior Vice President and Chief
Financial Officer; Treasurer

[Signature Page to Amendment]

DECORATIVE PRODUCTS THAILAND, INC., as a Subsidiary Guarantor

By:	/s/ Paul F. DeSantis Name: Paul F. DeSantis Title: Treasurer

[Signature Page to Amendment]

OMNOVA WALLCOVERING (USA), INC., as a Subsidiary Guarantor

By:	/s/ Paul F. DeSantis Name: Paul F. DeSantis Title: Treasurer

[Signature Page to Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH as Administrative Agent and Collateral Agent
By:    /s/ Jason Merchant
Name: Jason Merchant
Title: Managing Director

By:	/s/ Alvin Varughese Name: Alvin Varughese Title: Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

DEUTSCHE BANK AG NEW YORK BRANCH as Replacement Term B-2 Lender
By:    /s/ Jason Merchant
Name: Jason Merchant
Title: Managing Director

By:	/s/ Alvin Varughese Name: Alvin Varughese Title: Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2017-XI CLO, LTD.
as a Lender
by Alcentra NY, LLC as its Collateral Manager
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Collective Trust High Yield Fund
as a Lender
By: Alcentra NY, LLC, as investment advisor
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Global-Loan SV S.a.r.l.
as a Lender
Executed by Alcentra Limited as Portfolio manager,
and Alcentra NY, LLC as Sub-Manager, for and on
behalf of Global-Loan SV Sarl
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Multi-Credit SV S.a.r.l. as a Lender
By: /s/ Tim Raeke Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2013-III CLO, Ltd.
as a Lender
By: Alcentra NY, LLC, as investment advisor
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2013-IV CLO, Ltd.
as a Lender
By: Alcentra NY, LLC, as investment advisor
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2014-IV CLO, Ltd. as a Lender
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2014-VI CLO, Ltd.
as a Lender
By: Alcentra NY, LLC, as Collateral Manager
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2015-VII CLO, Ltd.
as a Lender
By: Alcentra NY, LLC as its Collateral Manager
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Shackleton 2015-VIII CLO, Ltd. as a Lender
By: /s/ Tim Raeke Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2016-IX XLO, Ltd
as a Lender
By: Alcentra NY, LLC as its Collateral Manager
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Shackleton 2017-X CLO, Ltd
as a Lender
By: Alcentra NY, LLC as its Collateral Manager
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

The Dreyfus/Laurel Funds, Inc. – Dreyfus Floating
Rate Income Fund
as a Lender
By: Alcentra NY, LLC, as investment advisor
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
US Loan SV S.a.r.l. as a Lender
By: /s/ Tim Raeke Name: Tim Raeke
Title: Analyst
If a second signature is necessary:
By: /s/ Tim Raeke
Name: Tim Raeke
Title: Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

ALLIANZGI CONVERTIBLE & INCOME 2024
TARGET TERM FUND
as a Lender
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory
If a second signature is necessary:
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
West CLO 2014-1 Ltd. as a Lender
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory
If a second signature is necessary:
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
West CLO 2014-2 Ltd. as a Lender
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory
If a second signature is necessary:
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

SAN DIEGO COUNTY EMPLOYEES
RETIREMENT ASSOCIATION
as a Lender
By: Allianz Global Investors U.S. LLC – Income
and Growth Group as Collateral Manager
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory
If a second signature is necessary:
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
West CLO 2013-1 Ltd. as a Lender
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory
If a second signature is necessary:
By: /s/ Joanna Willars
Name: Joanna Willars
Title: Director, Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO 20, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO 16, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David P. Meyer Name: David P. Meyer
Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO 17, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David P. Meyer Name: David P. Meyer
Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO XIII, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David P. Meyer Name: David P. Meyer
Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO XIV, LIMITED as a Lender
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO 15, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO 15, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David P. Meyer Name: David P. Meyer Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO 18, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AMMC CLO 19, LIMITED
as a Lender
By: American Money Management Corp.,
as Collateral Manager
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President
If a second signature is necessary:
By: /s/ David Meyer
Name: David Meyer
Title: Senior Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Apex Credit CLO 2017 Ltd.
as a Lender
By: Apex Credit Partners, its Asset Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Apex Credit CLO 2016 Ltd.
as a Lender
By: Apex Credit Partners, its Asset Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Apex Credit CLO 2015-II Ltd.
as a Lender
By: Apex Credit Partners, its Asset Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

JFIN CLO 2015 LTD.
as a Lender
By: Apex Credit Partners, its Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

JFIN CLO 2013 LTD.
as a Lender
By: Apex Credit Partners LLC,
as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

JFIN CLO 2014 LTD
as a Lender
By: Apex Credit Partners LLC,
as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

JFIN CLO 2014-II LTD.
as a Lender
By: Apex Credit Partners LLC,
as Portfolio Manager
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director
If a second signature is necessary:
By: /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

ELEVATION CLO 2017-7, Ltd.
By: /s/ Dingli Graham
Name: Dingli Graham
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

ELEVATION CLO 2017-6, Ltd.
By: /s/ Fred Colen
Name: Fred Colen
Title: Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
BABSON CLO LTD. 2016-I
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2014-III
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2014-I
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2016-II
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2013-I
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
BABSON CLO LTD. 2013-II
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2016-III
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2015-I
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2014-II
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BABSON CLO LTD. 2017-I
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
BABSON CLO LTD. 2015-II
By: Barings LLC as Collateral Manager
By: Chad Campbell
Name: Chad Campbell
Title: Director
BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 3 a Series Trust of Multi Manager Global Investment Trust
By: Barings LLC as Investment Manager and Attorney-in-fact
By: Chad Campbell
Name: Chad Campbell
Title: Director
The foregoing is executed on behalf of the Barings Loan Fund Series 3, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Black Diamond CLO 2016-1 Ltd.
as a Lender
By: Black Diamond CLO 2016-1 Adviser, L.L.C.
as its Collateral Manager
By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal
If a second signature is necessary:
By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Black Diamond CLO 2013-1 Ltd.
as a Lender
By: Black Diamond CLO 2013-1 Adviser, L.L.C.
as its Collateral Manager
By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal
If a second signature is necessary:
By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Black Diamond CLO 2014-1 Ltd.
as a Lender
By: Black Diamond CLO 2014-1 Adviser, L.L.C.
as its Collateral Manager
By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal
If a second signature is necessary:
By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Cent CLO 22 Limited
as a Lender
By: Columbia Management Investment Advisers,
LLC as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

TCI-CENT CLO 22 2016-1 LTD.
as a Lender
By: TCI Capital Management LLC
as Collateral Manager
By: Columbia Management Investment Advisers, LLC, as Sub-Advisor
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Columbia Floating Rate Fund, a series of Columbia
Funds Series Trust II
as a Lender
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Cent CLO 18 Limited
as a Lender
By: Columbia Management Investment Advisers,
LLC as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Cent CLO 17 Limited
as a Lender
By: Columbia Management Investment Advisers,
LLC as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Cent CLO 24 Limited
as a Lender
By: Columbia Management Investment Advisers,
LLC as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Cent CLO 19 Limited
as a Lender
By: Columbia Management Investment Advisers,
LLC as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Cent CLO 20 Limited
as a Lender
By: Columbia Management Investment Advisers,
LLC as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President]

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Cent CLO 21 Limited
as a Lender
By: Columbia Management Investment Advisers,
LLC as Collateral Manager
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

TCI-Cent CLO 2017-1 Ltd.
as a Lender
By: TCI Capital Management LLC
as Collateral Manager
By: Columbia Management Investment Advisers,
LLC as Sub-Advisor
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President
If a second signature is necessary:
By: /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XXIV
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XIV
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Apidos CLO XIX
as a Lender
By: Its Collateral Manager, CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XXV
as a Lender
By: Its Collateral Manager CVC Credit Partners
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XII
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XVI
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XVII
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XVIII
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XX
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XXI
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XXII
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Apidos CLO XXIII
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
SC Pro Loan VII Limited as a Lender
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Swiss Capital Pro Loan V plc as a Lender
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Swiss Capital Alternative Strategies Funds SPC for
the Account of SC Alternative Strategy 9SP
as a Lender
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

APIDOS CLO XV
as a Lender
By: Its Collateral Manager CVC Credit Partners,
LLC
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager
If a second signature is necessary:
By: /s/ Gretchen Bergstresser Name: Gretchen Bergstresser Title: Senior Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

DEUTSCHE BANK AG NEW YORK BRANCH,
By: /s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Vice President
If a second signature is necessary:
By: /s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Vibrant CLO V, Ltd.
as a Lender
By: DFG Investment Advisers, Inc.,
as Collateral Manager
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director
If a second signature is necessary:
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Vibrant CLO III, Ltd.
as a Lender
By: DFG Investment Advisers, Inc.
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director
If a second signature is necessary:
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director]

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Vibrant CLO IV, Ltd.
as a Lender
By: DFG Investment Advisers, Inc.,
as Collateral Manager
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director
If a second signature is necessary:
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Vibrant CLO II, Ltd.
as a Lender
By: DFG Investment Advisers, Inc., as Portfolio
Manager
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director
If a second signature is necessary:
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Vibrant CLO VI, Ltd.
as a Lender
By: DFG Investment Advisers, Inc.,
as Collateral Manager
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director
If a second signature is necessary:
By: /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XXII Ltd.
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XXIII Ltd.
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XXIV Ltd.
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XIX Limited Partnership
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XIV Limited Partnership
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XV Limited Partnership
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XVI Limited Partnership
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XVII Limited Partnership
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XVIII Limited Partnership as a Lender
By: LCM Asset Management LLC as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM XX Limited Partnership
as a Lender
By: LCM Asset Management LLC
as Collateral Manager
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

LCM 26 Ltd.
as a Lender
By: LCM Asset Management LLC
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory
If a second signature is necessary:
By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Brighthouse Life Insurance Company,
By: MetLife Investment Advisors, LLC, its investment manager
By: /s/ Shane O’Driscoll
Name: Shane O’Driscoll
Title: Director
If a second signature is necessary:
By:
Name:
Title:

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Venture XXI CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management LLC
By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director
If a second signature is necessary:
By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Venture XIV CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management LLC
By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director
If a second signature is necessary:
By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Venture XXX CLO, Limited
as a Lender
By: its investment advisor
MJX Venture Management II LLC
By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director
If a second signature is necessary:
By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Regatta VI Funding Ltd
as a Lender
By: Regatta Loan Management LLC its Collateral
Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director
If a second signature is necessary:
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Regatta II Funding LP
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact
By: /s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director
If a second signature is necessary:
By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Regatta III Funding Ltd
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact
By: /s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director
If a second signature is necessary:
By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Regatta IV Funding Ltd
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact
By: /s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director
If a second signature is necessary:
By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Regatta V Funding Ltd
as a Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact
By: /s/ Melanie Hanlon
Name: Melanie Hanlon Title: Managing Director
If a second signature is necessary:
By: /s/ Melanie Hanlon Name: Melanie Hanlon Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

REGATTA IX FUNDING LTD.
as a Lender
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon Name: Melanie Hanlon
Title: Managing Director
If a second signature is necessary:
By: /s/ Melanie Hanlon Name: Melanie Hanlon
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Regatta VII Funding Ltd
as a Lender
By: Regatta Loan Management LLC
its Collateral Manager
By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director
If a second signature is necessary:
By: /s/ Melanie Hanlon Name: Melanie Hanlon
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Virtus Global Multi Sector Income Fund as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

AIG Flexible Credit Fund as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Virtus Tactical Allocation Fund as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Dunham Floating Rate Bond Fund as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Newfleet CLO 2016-1, Ltd. as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Virtus Newfleet Multi-Sector Unconstrained Bond
ETF
as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Virtus Total Return Fund Inc. as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Virtus Newfleet High Yield Fund as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Virtus Newfleet Multi-Sector Intermediate Bond
Fund
as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Virtus Newfleet Senior Floating Rate Fund as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

VVIT: Virtus Newfleet Multi-Sector Intermediate
Bond Series
as a Lender
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director
If a second signature is necessary:
By: /s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Arch Street CLO, Ltd.
As a Lender
By: /s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager
If a second signature is necessary:
By: /s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

US Bank N.A., solely as trustee of the DOLL Trust
(for Qualified Institutional Investors only), (and not
in its individual capacity)
as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Delaware Trust 2011
as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Octagon Investment Partners 28, Ltd. as a Lender
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners 29, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Investment Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Paul Credit Fund Series I, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners 26, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Octagon Investment Partners XXIII, Ltd.
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners 24, Ltd.
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By:
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By:
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners XXII, Ltd
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners XX, Ltd. as a Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Loan Funding, Ltd.
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners 27, Ltd.
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners XIX, Ltd.
as a Lender
By: Octagon Credit Investors, LLC
as collateral manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Octagon Investment Partners XVIII, Ltd.
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners XV, Ltd. as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners XVII, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Octagon Investment Partners 25, Ltd.
as a Lender
By: Octagon Credit Investors, LLC
as Collateral Manager
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration
If a second signature is necessary:
By: /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

OFSI Fund VI, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager
By: /s/ Sean C. Kelley Name: Sean C. Kelley Title: Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

OFSI BSL VIII, Ltd.
By: OFS CLO Management, LLC
Its: Management and Originator Series, as
Collateral Manager
By: /s/ Sean C. Kelley
Name: Sean C. Kelley
Title: Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

PI Solutions - Global Floating Rate Income
as a Lender
By: Amundi Pioneer Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Pioneer Bond Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Pioneer Diversified High Income Trust
as a Lender
By: Amundi Pioneer Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Pioneer Floating Rate Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Pioneer Floating Rate Trust
as a Lender
By: Amundi Pioneer Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Pioneer Multi-Sector Fixed Income Trust as a Lender
By: Amundi Pioneer Institutional Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Ascension Alpha Fund, LLC
as a Lender
By: Amundi Pioneer Institutional Asset
Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Pioneer Investments Diversified Loans Fund
as a Lender
By: Amundi Pioneer Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Pioneer Strategic Income Fund
as a Lender
By: Amumdi Pioneer Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Ascension Health Master Pension Trust as a Lender
By: Amundi Pioneer Institutional Asset Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Pioneer Institutional Multi-Sector Fixed
Income Portfolio
as a Lender
By: Amundi Pioneer Institutional Asset
Management, Inc.
By: /s/ Margaret C. Begley Name: Margaret C. Begley
Title: Vice President and Associate General Counsel
If a second signature is necessary:
By: /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General
Counsel

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO XI, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO X, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO V, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO VII, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO XII, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO IV, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO VI, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO VIII, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO III, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO II, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Benefit Street Partners CLO IX, Ltd. as a Lender
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer
If a second signature is necessary:
By: /s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Steele Creek CLO 2016-1, Ltd. as a Lender
By: /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst
If a second signature is necessary:
By: /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Steele Creek CLO 2014-1, LTD.
as a Lender
BY: Steele Creek Investment Management LLC
By: /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst
If a second signature is necessary:
By: /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
Steele Creek CLO 2015-1, LTD. as a Lender
By: /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst
If a second signature is necessary:
By: /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2014-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

NN (L) Flex - Senior Loans
as a Lender
BY: Voya Investment Management Co. LLC, as its
investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2015-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2013-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2013-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2013-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2014-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2014-4, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2016-3, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

California Public Employees’ Retirement System as a Lender
BY: Voya Investment Management Co. LLC, as its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2014-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2015-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2016-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2016-1, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2015-2, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Voya CLO 2016-4, Ltd.
as a Lender
BY: Voya Alternative Asset Management LLC, as
its investment manager
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

Redwood Floating Rate Income Fund
as a Lender
BY: Voya Investment Management Co. LLC, as its
Sub-Adviser
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager
If a second signature is necessary:
By: /s/ Romain Catois
Name: Romain Catois
Title: VP Portfolio Manager

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.

ZAIS CLO 6, Limited
as a lender
By Zais Leveraged Loan Master Manager, LLC its
collateral manager
By: Zais Group, LLC, its sole member
By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director
If a second signature is necessary:
By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[Signature Page to Amendment]

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
ZAIS CLO 2, Limited
as a lender
ZAIS CLO 2, Limited
By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director
If a second signature is necessary:
By: /s/ Vincent Ingato Name: Vincent Ingato
Title: Managing Director

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
ZAIS CLO 3, Limited
as a lender
ZAIS CLO 3, Limited
By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director
If a second signature is necessary:
By: /s/ Vincent Ingato Name: Vincent Ingato
Title: Managing Director

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
ZAIS CLO 5, Limited
as a lender
Zais Leveraged Loan Master Manager, LLC its
collateral manager
By: Zais Group, LLC, its sole member
By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director
If a second signature is necessary:
By: /s/ Vincent Ingato Name: Vincent Ingato
Title: Managing Director

The undersigned hereby irrevocably and unconditionally consents to this Amendment.
ZAIS CLO 1, Limited
as a lender
ZAIS CLO 1, Limited
By: /s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director
If a second signature is necessary:
By: /s/ Vincent Ingato Name: Vincent Ingato
Title: Managing Director

EXHIBIT A

Amended Credit Agreement [See Attached]

5/19/2018 30115898

EXHIBIT A
AMENDED AND RESTATED

TERM LOAN CREDIT AGREEMENT
among
OMNOVA SOLUTIONS INC.,
VARIOUS LENDERS
and
DEUTSCHE BANK AG NEW YORK BRANCH,
as ADMINISTRATIVE AGENT
and
COLLATERAL AGENT
Dated as of December 9, 2010,
as amended on March 7, 2013,
as further amended on March 28, 2014, and
as further amended on August 26, 20162016, and
as further amended on March 2, 2018

$350,000,000

DEUTSCHE BANK SECURITIES INC.
and
JPMORGAN CHASE BANK, N.A.
as JOINT LEAD ARRANGERS
KEYBANC CAPITAL MARKETS INC.
and
JEFFERIES FINANCE LLC
as DOCUMENTATION AGENTS
DEUTSCHE BANK SECURITIES INC.
JEFFERIES FINANCE LLC,
JPMORGAN CHASE BANK, N.A.
and
KEYBANK NATIONAL ASSOCIATION
as AMENDMENT NO. 4 JOINT LEAD ARRANGERS

Cahill Gordon & Reindel LLP
80 Pine Street
New York, NY 10005

TABLE OF CONTENTS
Page
SECTION 1. Definitions and Accounting Terms; Effect of Restatement
1.01 Defined Terms    1
1.02 Effect of Restatement    35
SECTION 2. Amount and Terms of Credit
2.01 The Commitments    3536
2.02 Minimum Amount of Each Borrowing    3536
2.03 Notice of Borrowing    36
2.04 Disbursement of Funds    36
2.05 Notes    37
2.06 Conversions    3738
2.07 Pro Rata Borrowings    38
2.08    Interest    38
2.09 Interest Periods    3839
2.10    Increased Costs, Illegality, etc.    3940
2.11 Compensation    4142
2.12 Change of Lending Office    4142
2.13 Replacement of Lenders    4143
2.14 Limitations on Additional Amounts, etc.    4243
2.15 Incremental Term Commitments    4243
2.16 Maturity Extension    4345
2.17 Refinancing Amendments    4647
SECTION 3. Fees; Reductions of Commitment
3.01 Agent Fees    4749
3.02 Mandatory Reduction of Commitments    4749
SECTION 4. Prepayments; Payments; Taxes
4.01 Voluntary Prepayments    4849
4.02 Mandatory Repayments    5456
4.03 Method and Place of Payment    5758
4.04 Net Payments; Taxes    5759
SECTION 5. Conditions Precedent to Closing Date
SECTION 6. Representations and Warranties
6.01    Status    6365
6.02 Power and Authority    6465
6.03 No Violation    6465
6.04 Governmental Approvals    6465
6.05 Financial Statements; Financial Condition; Undisclosed Liabilities;
Projections; etc.    6466
-i-

		Page
6.06	Litigation	6567
6.07	True and Complete Disclosure	6667
6.08	Use of Proceeds; Margin Regulations	6667
6.09	Tax Returns and Payments	6668
6.10	ERISA; Foreign Pension Plans	6768
6.11	The Security Documents	6769
6.12	Properties; No Recovery Event	6869
6.13	Capitalization	6870
6.14	Subsidiaries	6870
6.15	Compliance with Statutes, etc.	6870
6.16	Investment Company Act	6870
6.17	Environmental Matters	6970
6.18	Labor Relations	6971
6.19	Patents, Licenses, Franchises and Formulas	6971
6.20	Indebtedness	7071
6.21	Reserved	7071
6.22	Insurance	7071
6.23	Anti-Terrorism Laws	7071
6.24	Anti-Corruption Laws and Sanctions	7072
SECTION 7.	Affirmative Covenants
7.01	Information Covenants	7172
7.02	Books, Records and Inspections	7374
7.03	Maintenance of Property; Insurance	7375
7.04	Maintenance of Existence; Intellectual Property	7475
7.05	Compliance with Statutes, etc.	7475
7.06	Compliance with Environmental Laws	7476
7.07	ERISA	7576
7.08	End of Fiscal Years; Fiscal Quarters	7577
7.09	Performance of Obligations	7577
7.10	Payment of Taxes	7577
7.11	Additional Security; Further Assurances	7677
7.12	Ownership of Subsidiaries	7778
7.13	Use of Proceeds	7778
7.14	Maintenance of Company Separateness	7779
7.15	Deposit Accounts	7779
7.16	Post-Closing Obligations	7879
SECTION 8.	Negative Covenants
8.01	Liens	8081
8.02	Consolidation, Merger, Sale of Assets, etc.	8284
8.03	Dividends	8587
8.04	Indebtedness	8687
8.05	Advances, Investments, Loans, Purchase of Assets	8991
8.06	Transactions with Affiliates	9193
8.07	Limitation on Payments of Certain Indebtedness; Modifications of Certain
	Indebtedness; Modifications of Certificate of Incorporation, By-Laws and
	Certain Agreements; etc.	9,194

-ii-

		Page
8.08	Limitation on Certain Restrictions on Subsidiaries	9294
8.09	Limitation on Issuance of Equity	9294
8.10	Business	9294
8.11	Limitation on the Creation of Subsidiaries	9295
8.12	Multiemployer Plans	9395
8.13	Use of Proceeds	9395
8.14	Financial Covenant	9396
SECTION 9.	Events of Default
9.01	Payments	9396
9.02	Representations, etc.	9496
9.03	Covenants	9496
9.04	Default Under Other Agreements	9496
9.05	Bankruptcy, etc.	9497
9.06	ERISA	9597
9.07	Security Documents	9597
9.08	Guarantees	9597
9.09	Judgments	9597
9.10	Change of Control	9597
9.11	Intercreditor Agreements	9598
SECTION 10.	The Administrative Agent
10.01	Appointment	9698
10.02	Nature of Duties	9698
10.03	Lack of Reliance on the Administrative Agent	9799
10.04	Certain Rights of the Administrative Agent	9799
10.05	Reliance	9799
10.06	Indemnification	9799
10.07	The Administrative Agent in Its Individual Capacity	98100
10.08	Holders	98100
10.09	Resignation by the Administrative Agent	98100
10.10	Withholding Taxes	99101
10.11	Collateral and Guarantee Matters	99101
SECTION 11.	Miscellaneous
11.01	Payment of Expenses, etc.	100102
11.02	Right of Setoff	101104
11.03	Notices	102104
11.04	Benefit of Agreement; Assignments; Participations	102104
11.05	No Waiver; Remedies Cumulative	105107
11.06	Payments Pro Rata	105107
11.07	Calculations; Computations	105107
11.08	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
	WAIVER OF JURY TRIAL	106108
11.09	Counterparts	107109
11.10	Headings Descriptive	107109
11.11	Amendment or Waiver	107109
11.12	Confidentiality	109111

-iii-

Page
11.13 Register    109112
11.14 USA Patriot Act    110112
11.15 Survival    110112
11.16 Interest Rate Limitation    110112
11.17 Acknowledgement    110113
11.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions    110113
11.19 Platform; Borrower Materials    113
11.20 Certain ERISA Matters    114
SCHEDULES
Schedule 1.01(c)    Non-Guarantor Subsidiaries
Schedule 5(j)(vi)    Existing Indebtedness
Schedule 5(s)    Mortgaged Properties
Schedule 6.12    Real Property
Schedule 6.13    Capitalization
Schedule 6.14(a)    Subsidiaries
Schedule 6.18    Labor Contracts
Schedule 6.22    Insurance
Schedule 8.01    Existing Liens
Schedule 8.05    Existing Investments
EXHIBITS
Exhibit A    Form of Notice of Borrowing
Exhibit B    Form of Note
Exhibit C    Form of U.S. Tax Compliance Certificate
Exhibit D    Form of Opinion of Vorys, Sater, Seymour and Pease LLP
Exhibit E    Form of Officers’ Certificate
Exhibit F    Form of Pledge Agreement
Exhibit G    Form of Security Agreement
Exhibit H    Form of Subsidiary Guarantee
Exhibit I    Form of Intercompany Note
Exhibit J    Form of Assignment and Assumption Agreement
Exhibit K    Form of ABL/Term Loan Intercreditor Agreement
Exhibit L    Form of Solvency Certificate
Exhibit M    Form of Incremental Term Commitment Agreement
Exhibit N    Form of Joinder Agreement
Exhibit O    Form of Acceptance and Prepayment Notice
Exhibit P    Form of Discount Range Prepayment Notice
Exhibit Q    Form of Discount Range Prepayment Offer
Exhibit R    Form of Solicited Discounted Prepayment Notice
Exhibit S    Form of Solicited Discount Prepayment Offer
Exhibit T    Form of Specified Discount Prepayment Notice
Exhibit U    Form of Specified Discount Prepayment Response

-iv-

AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT, dated as of December 9, 2010, as amended on March 7, 2013, as further amended on March 7, 20132013, as further amended on August 26, 2016 and as further amended on August 26, 2016,March 2, 2018, among OMNOVA SOLUTIONS INC., an Ohio corporation (the “Company”), the Lenders party hereto from time to time and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent (all capitalized terms used herein and defined in Section 1 are used herein as therein defined).
W I T N E S S E T H :
WHEREAS, the Company, the Lenders (under and as defined in the Original Credit Agreement) and Deutsche Bank Trust Company Americas are parties to an Amended and Restated Term Loan Credit Agreement, dated as of December 9, 2010 (as amended by Amendment No. 11, as further amended by Amendment No. 2 and as further amended by Amendment No. 2,3, the “Original Credit Agreement”);

WHEREAS, the Company has requested that the Lenders lend to the Company $350,000,000 (i) to finance the Refinancing, (ii) to pay certain fees and expenses related to the Transactions and (iii) to the extent of any excess of loan proceeds over those necessary for clauses (i) and (ii), for general corporate purposes; and
WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Company, or, in the case of Converted Term B-1 Loans, continue to make available to the Company, the senior secured term loan facility provided for herein;
NOW, THEREFORE, IT IS AGREED:
SECTION 1.    Definitions and Accounting Terms; Effect of Restatement.
1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“ABL Borrowing Availability” shall mean “Availability” as defined in the ABL Credit Agreement.
“ABL Credit Agreement” shall mean the ABL Credit Agreement dated as of December 9, 2010, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among the Company, certain of the Company’s Subsidiaries from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as the administrative agent, providing for the making of ABL Loans and the issuance of ABL Letters of Credit, as it may be refinanced from time to time in accordance with the terms hereof pursuant to Indebtedness which constitutes a Permitted Refinancing ABL Credit Facility.
“ABL Credit Documents” shall mean the “Loan Documents” as defined in the ABL Credit Agreement.
“ABL Letters of Credit” shall mean the Letters of Credit as defined in the ABL Credit Agreement.
“ABL Loans” shall mean the “Loans” as defined in the ABL Credit Agreement.

“ABL Security Documents” shall mean the “Security Agreement” as defined in the ABL Credit Agreement and certain other documents executed in connection therewith.
“ABL/Term Loan Intercreditor Agreement” shall mean the Second Amended and Restated Intercreditor Agreement dated as of August 26, 2016, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among, inter alios, the Company, JPMorgan Chase Bank, N.A., as agent under the ABL Credit Agreement, and Deutsche Bank AG New York Branch, in its capacity as collateral agent under this Agreement.
“Acceptable Discount” has the meaning assigned to it in Section 4.01(b)(v). “Acceptable Prepayment Amount” has the meaning assigned to it in Section 4.01(b).
“Acceptance and Prepayment Notice” means a notice of the Company’s acceptance of the Acceptable Discount in substantially the form of Exhibit O.
“Acceptance Date” has the meaning assigned to it in Section 4.01(b)(vi).
“Additional Mortgage” shall have the meaning provided in Section 7.11(a).
“Additional Mortgaged Property” shall have the meaning provided in Section 7.11(a).
“Additional Term B-2 Commitment” means, with respect to the Additional Term B-2 Lender, its commitment to make a Term B-2 Loan on the Closing Date in an amount equal to $350,000,000 minus the aggregate principal amount of the Converted Term B-1 Loans of all Lenders.
“Additional Term B-2 Joinder Agreement” means the joinder agreement, dated the Closing Date, by and among the Company, the Administrative Agent and the Additional Term B-2 Lender.
“Additional Term B-2 Lender” means the Person identified as such in the Additional Term B-2 Joinder Agreement.
“Additional Term B-2 Loan” has the meaning provided in Section 2.01.
“Adjusted Working Capital” at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.
“Administrative Agent” shall mean DBNY, in its capacity as Administrative Agent for the Lenders hereunder, and shall include any predecessor or successor to the Administrative Agent appointed pursuant to Section 10.09.
“Affiliate” shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and partners of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 10% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding anything herein to the contrary, the Agents and the Lenders shall be deemed not to be an Affiliate of the Company or any of its Subsidiaries.

“Agency Resignation Appointment and Assumption Agreement” shall mean the Agency Resignation, Appointment, Assignment and Assumption Agreement, dated as of August 26, 2016, by and among the Company, the Guarantors, Deutsche Bank Trust Company Americas, as the Resigning Agent, and Deutsche Bank AG New York Branch, as the Successor Agent.
“Agent” shall mean the Administrative Agent and the Collateral Agent.
“Agreement” shall mean the Original Credit Agreement, as amended by Amendment No.
34 and as further modified, supplemented, amended, restated, extended, renewed, refinanced or replaced from time to time.
“Amendment No. 1” shall mean Amendment No. 1 to the Original Credit Agreement, dated as of March 7, 2013.
“Amendment No. 2” shall mean Amendment No. 2 to the Original Credit Agreement, dated as of March 28, 2014.
“Amendment No. 3” shall mean Amendment No. 3 to the Original Credit Agreement, dated as of the Closing Date.
“Amendment No. 3 Joint Lead Arrangers” shall mean Deutsche Bank Securities Inc. and JPMorgan Chase Bank, N.A.
“Amendment No. 4” shall mean Amendment No. 4 to the Original Credit Agreement, dated as of the Amendment No. 4 Effective Date.
“Amendment No. 4 Effective Date” shall mean the first Business Day on which all conditions precedent set forth in Section 4 of Amendment No. 4 are waived or satisfied.
“Amendment No. 4 Joint Lead Arrangers” shall mean Deutsche Bank Securities Inc., Jefferies Finance LLC, JPMorgan Chase Bank, N.A. and KeyBank National Association.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended and all similar anti-bribery or anti-corruption laws, rules, and regulations of any jurisdiction in which the Company or any of its Subsidiaries conduct their business and to which they are lawfully subject.
“Anti-Terrorism Laws” shall mean any law related to terrorism financing or money laundering including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (“USA PATRIOT Act”) of 2001 (Title III of Pub. L. 107-56), The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).
“Applicable Margin” shall mean a percentage per annum equal to (a) for Eurodollar Rate Loans, 4.253.25% and (b) for Base Rate Loans, 3.252.25%.
“Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class.
“Approved Bank” shall have the meaning provided in the definition of “Cash Equivalents.”

“Asian Latex Businesses” shall mean those businesses in Asia with which the Company or any of its Subsidiaries shall have entered into joint venture or similar agreements relating to making investments in assets to produce emulsion polymers, including styrene butadiene latex.
“Asset Sale” shall mean any sale, transfer or other disposition by the Company or any of its Subsidiaries to any Person other than the Company or any of its Wholly-Owned Subsidiaries of any asset (including, without limitation, any sale, transfer or other disposition, or issuance, of capital stock or other equity interests or securities of a Subsidiary or another Person) of the Company or any of its Subsidiaries.
“Assignment and Assumption Agreement” shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit J (appropriately completed).
“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor engaged by the Company (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 4.01(b); provided that the Company shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Company nor any of its Affiliates may act as the Auction Agent.
“Authorized Officer” of any Credit Party shall mean any of the President, the Chief Financial Officer, the Treasurer, Director – Global Taxes and Treasury, any Assistant Treasurer, any Vice-President, the Secretary or the General Counsel of such Credit Party or any other officer or employee of such Credit Party which is designated in writing to the Administrative Agent by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.
“Available Amount” shall mean, at any time, an amount equal to the sum of (a) $40,000,000, plus (b) if positive, an amount equal to 50% of Consolidated Net Income for the period from December 9, 2010 to the end of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.01(a) or (b), minus if negative, 100% of such loss for such period.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bankruptcy Code” shall have the meaning provided in Section 9.05.
“Bankruptcy Event” shall mean, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided that such ownership interest does not result in or provide such Person or its direct or indirect parent company with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such

Person (or such Governmental Authority or instrumentality), to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate” at any time shall mean the highest of (i) the rate which is 1/2 of 1% in excess of the overnight Federal Funds Rate, (ii) the Eurodollar Rate applicable for an Interest Period of one month plus 1.00% and (iii) the Prime Lending Rate; provided that the Base Rate shall not be less than 2.001.00%.
“Base Rate Loan” shall mean each Loan designated or deemed designated as such by the Company at the time of the incurrence thereof or conversion thereto.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Borrower Notice Office” shall mean 25435 Harvard Road, Beachwood, Ohio 44122-6201, Attn: Chief Financial Officer, Phone: 216-682-7185, Fax: 216-453-0110; with a copy to 25435 Harvard Road, Beachwood, Ohio 44122-6201, Attn: General Counsel, Phone: 216-682-7131, Fax: 216-453-0111.
“Borrower Offer of Specified Discount Prepayment” means the offer by the Company to make a voluntary prepayment of Loans at a specified discount to par pursuant to Section 4.01(b).
“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Company of offers for, and the corresponding acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 4.01(b).
“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Company of offers for, and the corresponding acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 4.01(b).
“Borrowing” shall mean the borrowing of one Type of Loan, on a given date (or resulting from a conversion or conversions on such date, including the conversion of Converted Term B-1 Loans on the Closing Date pursuant to Section 2.01) and, in the case of Eurodollar Loans, having the same Interest Period; provided that Base Rate Loans incurred pursuant to Section 2.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.
“Business” shall mean any corporation, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate) or the equivalent of the foregoing in any foreign jurisdiction.
“Business Day” shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between lenders in the London interbank Eurodollar market.
“Capital Expenditures” shall mean, with respect to any fiscal period of the Company, all payments made in such period in respect of the cost of any fixed asset or improvement, or replacement, substitution or addition thereto, that are set forth as capital expenditures in a consolidated statement of cash flows of the Company for such period, in each case prepared in accordance with GAAP, and, without duplication, the amount of Capitalized Lease Obligations incurred by the Company with respect to such fiscal period.
“Capitalized Lease Obligations” shall mean, with respect to any Person, all rental obligations which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.
“Capital Stock” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations, partnership, membership or other equivalents of or interests in (however designated) the equity of such Person, including any common stock and preferred stock, but excluding any debt securities and debt securities convertible into such equity.
“Cash Equivalents” shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Lender and (y) any bank which has, or whose parent company has, a short-term commercial paper rating from S&P of at least A-1 or the equivalent thereof or from Moody’s of at least P-1 or the equivalent thereof (any such bank or Lender, an “Approved Bank”), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s, or guaranteed by any company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody’s, as the case may be, and in each case maturing within one year after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (v) investments, classified in accordance with GAAP as current assets in mutual funds, or other investment companies that are registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that are rated at least AA/Aa by S&P and Moody’s, (vi) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (v) above and (vii) indebtedness denominated and payable in U.S. dollars and issued by companies which carry a rating of A or higher from S&P or A-2 or higher from Moody’s with maturities of 24 months or less from the date of acquisition, or commercial paper rated P-2 or better by Moody’s or A-2 or better by S&P with maturities of 24 months or less from the date of acquisition.
“Cash Proceeds” shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, but only as and when so received) received by the Company or any of its Subsidiaries from such Asset Sale.
“CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time, 42 U.S.C. § 9601 et seq.
“CFC” shall mean a Person that is a controlled foreign corporation under Section 957 of the Code.
“Change in Law” shall have the meaning provided in Section 2.10(a)(iii).

“Change of Control” shall mean (i) any “Person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall have acquired beneficial ownership (within the meaning of Rule 13(d)-3 under the Exchange Act), directly or indirectly, of 35% or more of the issued and outstanding shares of capital stock of the Company having the right to vote for the election of directors of the Company under ordinary circumstances or (ii) any “change of control” or similar event shall occur under the ABL Credit Documents.
“Claims” shall have the meaning provided in the definition of “Environmental Claims.”
“Class” (a) when used with respect to Lenders, refers to whether such Lenders have Loans or Commitments with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Incremental Term Commitments or Other Commitments in respect of any Class of Replacement Term Loans or a Class of Loans to be made pursuant to a given Term Loan Extension Series or Other Commitments of a given Class of Other Loans, in each case not designated part of another existing Class and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Additional Term B-2 Loans, Term B-2 Loans, Incremental Loans, Replacement Term Loans, Extended Term Loans, or Other Loans, in each case not designated part of another existing Class. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have identical terms and conditions shall be construed to be in the same Class.
“Closing Date” shall mean the date on which the conditions set forth in Amendment No. 3 and Section 5 have been satisfied.August 26, 2016.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties, all Additional Mortgaged Properties and all cash and Cash Equivalents delivered as collateral pursuant to Sections 4.02 or 7.11 hereof.
“Collateral Agent” shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents or any successor thereto, or any Affiliate thereof to the extent acting as mortgagee for the Secured Creditors pursuant to any Mortgage in respect of Real Property owned by the Company and/or its Subsidiaries.
“Commitment” means, (1) with respect to a Consenting Lender, an amount equal to the aggregate principal amount of such Consenting Lender’s Converted Term B-1 Loans which such Lender has elected to exchange for an equal aggregate principal amount of Term B-2 Loans on the ClosingAmendment No. 3 Effective Date, as evidenced by such Lender executing and delivering a counterpart to Amendment No. 3, or such lesser amount as indicated on such Consenting Lender’s counterpart to Amendment No. 3, and (2) with respect to each Additional Term B-2 Lender, its obligation to make a Term B-2 Loan to the Company pursuant to Section 2.01, and in the case of each of clauses (1) and (2), in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Commitments set forth in clauses (1) and (2) hereof shall equal $350,000,000.
“Company” shall have the meaning provided in the first paragraph of this Agreement.

“Confidential Information Memorandum” shall mean the Confidential Information Memorandum dated August 2016 relating to the Transactions.
“Consenting Lender” shall mean each Lender that provided the Administrative Agent under the Original Credit Agreement with a counterpart to Amendment No. 3 executed by such Lender.
“Consolidated Cash Interest Expense” shall mean with respect to the Company and its Subsidiaries for any period, Consolidated Interest Expense for such period, less the sum of (without duplication and to the extent, but only to the extent, included in the determination of Consolidated Interest Expense for such period): (i) amortization of debt discount and debt issuance fees and (ii) pay-in-kind interest or other non-cash interest expense.
“Consolidated Current Assets” shall mean, at any time, the consolidated current assets of the Company and its Subsidiaries excluding current assets of discontinued operations and current tax assets.
“Consolidated Current Liabilities” shall mean, at any time, the consolidated current liabilities of the Company and its Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and the current portion of any other long-term Indebtedness which would otherwise be included therein and current liabilities of discontinued operations and current tax liabilities.
“Consolidated EBITDA” shall mean, for any period, the sum of Consolidated Net Income for such period plus, without duplication, the following to the extent deducted in calculating such Consolidated Net Income:
(1)Consolidated Fixed Charges;
(2)income tax expense determined on a consolidated basis in accordance with GAAP;
(3)depreciation expense determined on a consolidated basis in accordance with GAAP;
(4)amortization expense determined on a consolidated basis in accordance with GAAP;
(5)amounts attributable to minority interest;
(6)any extraordinary non-cash charge (including any impairment charge or asset write-off pursuant to GAAP) (provided that if any such non-cash charge represents an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period);
(7)all costs and expenses arising from or related to the Refinancing or Amendment No. 4 and the incurrence of loans under the Credit Documents and the ABL Credit Documents;
(8)non-cash stock compensation, including any non-cash expenses arising from stock options, stock grants or other equity-incentive programs, the granting of stock appreciation rights and similar arrangements;

(9)to the extent the related loss is not added back in calculating such Consolidated Net Income, proceeds of business interruption insurance policies to the extent of such related loss;
(1)[reserved];
(2)one-time cash charges associated with plant closures, strikes and other restructuring charges, in all cases not exceeding $6,000,000 in the aggregate prior to the Final Maturity Date;
(3)to the extent non-recurring and not capitalized, any fees, costs and expenses of the Company and its Subsidiaries incurred as a result of Permitted Acquisitions, Investments, asset sales permitted hereunder and the issuance, repayment or amendment of equity interests or Indebtedness permitted hereunder (in each case, whether or not consummated);
(4)any non-cash impairment charges or asset write-off or write-down resulting from the application of Statement of Financial Accounting Standards No. 142 or Statement of Financial Accounting Standards No. 144, and the amortization of intangibles arising pursuant to Statement of Financial Accounting Standards No. 141 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification; and
(5)non-cash gains, losses, income and expenses resulting from fair value accounting required by Statement of Financial Accounting Standards No. 133 or any related subsequent Statement of Financial Accounting Standards or Accounting Standards Codification;
provided that Consolidated EBITDA shall be reduced by the following:
(a)all non-cash items increasing such Consolidated Net Income (excluding (v) any non-cash item to the extent that it represents an accrual of cash receipts to be received in a subsequent period, (w) income from pension plans, retiree health plans and adjustments to last-in-first-out reserves, (x) the amount attributable to minority interests, (y) any non-cash item to the extent it represents the reversal in such period of an accrual of, or reserve for, potential cash expense that reduced Consolidated EBITDA in a prior period and (z) any non-cash gains with respect to cash actually received in a prior period to the extent such cash did not increase Consolidated Net Income in a prior period); and
(b)amounts paid in cash as dividends or other distributions to holders of minority interests;
provided, further, that for the purposes of determining the Interest Coverage Ratio and Senior Secured Net Leverage Ratio, (a) any gain or loss arising from extraordinary items, as determined in accordance with GAAP, or (b) from any non-recurring charges consisting of charges for restructurings, reductions in work force, and plant closing and consolidations and other non-recurring charges not to exceed $5,000,000 for any 12 month period for all such items in the aggregate, shall not be included in the calculation of Consolidated EBITDA related thereto.
“Consolidated Fixed Charges” shall mean, with respect to any period, the sum (without duplication) of:
(1)    the interest expense of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied, including, without limitation:

(a)amortization of debt issuance costs and debt discount;
(b)the net payments, if any, under Hedge Agreements (including amortization of discounts);
(c)the interest portion of any deferred payment obligation;
(d)accrued interest;
(e)commissions, discounts and other fees and charges incurred in respect of letters of credit or bankers acceptance financings;
(2)the interest component of the Capital Lease Obligations paid or accrued during such period;
(6)all interest capitalized during such period;
(7)the product of:
(f)the amount of all dividends on any series of preferred stock of the Company and the Subsidiaries (other than dividends paid in Qualified Stock and other than dividends paid to the Company or to a Subsidiary) paid, accrued or scheduled to be paid or accrued during such period; and
(g)a fraction, the numerator of which is one and the denominator of which is one minus then current effective consolidated Federal, state and local tax rate of the Company, expressed as a decimal.
Consolidated Fixed Charges will exclude non-cash interest on any convertible or exchangeable notes that exists by virtue of the bifurcation of the debt and equity components of convertible or exchangeable notes and the application FASB Staff Position APB 14-1 or any similar provision. Clauses (1), (2) and (3) of this definition, as modified by this final paragraph, shall be “Consolidated Interest Expense.”
“Consolidated Interest Expense” shall have the meaning set forth in the definition of “Consolidated Fixed Charges.”
“Consolidated Net Debt” shall mean, at any time, the sum of (without duplication) (i) all Indebtedness of the Company and its Subsidiaries (on a consolidated basis) as would be required to be reflected as debt or Capitalized Lease Obligations on the liability side of a consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP, (ii) all Indebtedness of the Company and its Subsidiaries of the type described in clauses (ii) and (vii) of the definition of Indebtedness and (iii) all Contingent Obligations of the Company and its Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii), in each case net of cash, Cash Equivalents and restricted cash on hand; provided that (x) the aggregate amount available to be drawn (i.e., unfunded amounts) under all letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar obligations issued for the account of the Company or any of its Subsidiaries (but excluding, for avoidance of doubt, all unpaid drawings or other matured monetary obligations owing in respect of such letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar obligations) shall not be included in any determination of “Consolidated Net Debt” and (y) the amount of Indebtedness in respect of the Hedge Agreements shall be at any time the unrealized net loss position, if any, of the Company and/or its

Subsidiaries thereunder on a marked-to-market basis determined no more than one month prior to such time.
“Consolidated Net Income” shall mean, for any period, the net income (or loss) of the Company and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied; provided that there shall not be included in such Consolidated Net Income:
(8)any extraordinary gains (net of taxes, fees and expenses relating to the transaction giving rise thereto) or losses or expenses;
(9)any net income or loss of any Person if such Person is not a Subsidiary, except Consolidated Net Income shall be increased by the amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (3) below);
(10)solely for the purposes of determining the amount available under clause (b) of the definition of “Available Amount,” the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, without prior approval (that has not been obtained), pursuant to the terms of its charter or any agreement, instrument and governmental regulation applicable to such Subsidiary or its stockholders;
(11)any gain or loss realized upon any asset sale permitted under Section 8.02(ii) (net of taxes, fees and expenses relating to the transaction giving rise thereto);
(12)any net after-tax income or loss from discontinued operations; and
(13)any gain or loss realized as a result of the cumulative effect of a change in accounting principles.
“Consolidated Net Senior Secured Debt” shall mean, at any time of determination, all Indebtedness of the Company and its Subsidiaries secured by a Lien on any assets of the Company and its Subsidiaries, net of cash, Cash Equivalents and restricted cash on hand.
“Consolidated Net Tangible Assets” shall mean, at any time of determination, the total assets of the Company and the Subsidiaries on a consolidated basis less the sum of (a) the goodwill, net, and other intangible assets and (b) all current liabilities, in each case, reflected on the most recent consolidated balance sheet required to be delivered pursuant to Section 7.01(a) or (b), determined on a consolidated basis in accordance with GAAP.
“Contingent Obligation” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.
“Converted Term B-1 Loans” shall mean each Original Loan held by a Consenting Lender; provided that the term “Converted Term B-1 Loans” shall exclude the Loans held by any Consenting Lender that has elected the Post-Closing Settlement Option (as defined in Amendment No. 3).
“Credit Document Obligations” shall have the meaning provided in the definition of “Obligations.”
“Credit Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, the Agency Resignation, Appointment and Assumption Agreement, the ABL/Term Loan Intercreditor Agreement, Amendment No. 4, the Additional Term B-2 Joinder Agreement, any Junior Lien Intercreditor Agreement, any Pari Passu Lien Intercreditor Agreement, each Note, each Security Document, each Joinder Agreement, each Guarantee, each Incremental Term Commitment Agreement, each Extension Amendment and each Refinancing Amendment.
“Credit Event” shall mean the making of any Loan.
“Credit Party” shall mean the Company and each Subsidiary Guarantor.
“DBNY” shall mean Deutsche Bank AG New York Branch, in its individual capacity, and any successor thereto.
“Debt Agreements” shall mean all agreements evidencing or relating to material Indebtedness of the Company or any of its Subsidiaries to the extent such agreement is to remain outstanding after giving effect to the incurrence of the Loans on the Closing Date.
“Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.
“Defaulting Lender” shall mean any Lender that (a) has failed to pay over to the
Administrative Agent or any other Lender any amount (other than a de minimis amount) required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (b) with respect to which a Bankruptcy Event has occurred (or with respect to any holding company parent of such Lender a Bankruptcy Event has occurred) or (c) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.
“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.
“Designated Noncash Consideration” shall mean the Fair Market Value of non-cash consideration received by the Company or one of its Subsidiaries in connection with an Asset Sale that is designated as Designated Noncash Consideration pursuant to an officers’ certificate executed by an Authorized Officer of the Company setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Noncash Consideration.

“Discount Prepayment Accepting Lender” has the meaning assigned to it in Section 4.01(b)(iii).
“Discounted Prepayment Determination Date” has the meaning assigned to it in Section 4.01(b)(v).
“Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 4.01(b)(ii), Section 4.01(b)(v) or Section 4.01(b)(vi), respectively, unless a shorter period is agreed to between the Company and the Auction Agent.
“Discount Range” has the meaning assigned to it in Section 4.01(b)(v).
“Discount Range Prepayment Amount” has the meaning assigned to it in Section 4.01(b)(v).
“Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 4.01(b)(v) substantially in the form of Exhibit P.
“Discount Range Prepayment Offer” means the written offer by a Lender, substantially in the form of Exhibit Q, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.
“Discount Range Prepayment Response Date” has the meaning assigned to it in Section 4.01(b)(v).
“Discount Range Proration” has the meaning assigned to it in Section 4.01(b)(v). “Discounted Term Loan Prepayment” has the meaning assigned to it in Section 4.01(b)(i).
“Disqualified Stock” shall mean, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:
(14)matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; or
(15)is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the date that is 91 days after the latest then applicable Final Maturity Date and for consideration that is not Qualified Stock;
provided that any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Qualified Stock, and that is not convertible, puttable or exchangeable for Disqualified Stock or Indebtedness, will not be deemed to be Disqualified Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Qualified Stock; provided, further, that (a) only the portion of any issuance of Capital Stock which is within the scope of clauses (1) or (2) above shall be deemed to be Disqualified Stock, (b) with respect to any Capital Stock issued to any employee or to any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Company or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and if any class of Capital Stock of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not Disqualified Stock, such Capital Stock shall not be deemed to be Disqualified Stock, and (c) any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the Company or any Subsidiary to redeem or purchase such Capital Stock upon the occurrence of a change in control or an asset sale occurring prior to the latest then applicable Final Maturity Date shall not constitute Disqualified Stock if such Capital Stock specifically provides that the Company or such Subsidiary will not redeem or purchase any such Capital Stock pursuant to such provisions prior to the Company’s repayment and termination of the Credit Agreement. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Company and its Subsidiaries may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends.
“Dividends” with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders, members or other equity owners or authorized or made any other distribution, payment or delivery of property or cash to its stockholders, members or other equity owners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock or other equity securities outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or other equity securities of such Person outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities).
“Documents” shall mean and include the Refinancing Documents, the ABL Credit Documents and the Credit Documents.
“Dollars” and the sign “$” shall each mean freely transferable lawful money of the United States.
“Domestic Subsidiary” shall mean each Subsidiary of the Company that is incorporated or organized under the laws of the United States, any State thereof or the District of Columbia.
“ECF Percentage” shall mean (a) if the Senior Secured Net Leverage Ratio as of the end of the respective Excess Cash Payment Period is greater than 3.25:1.00, 50%, (b) if such Senior Secured Net Leverage Ratio is equal to or less than 3.25:1.00 but greater than 2.75:1.00, 25% and (c) if such Senior Secured Net Leverage Ratio is equal to or less than 2.75:1.00, 0%. Notwithstanding the foregoing, the ECF Percentage shall be 50% during any period in which there exists or is continuing a Default or an Event of Default.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Transferee” shall mean and include a commercial bank, financial institution or other “accredited investor” (as defined in Regulation D of the Securities Act), but in any event excluding the Company and its Subsidiaries and Affiliates.
“Employee Benefit Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) that is maintained or contributed to by the Company or any Subsidiary (or with respect to an employee benefit plan subject to Title IV of ERISA, any ERISA Affiliate) or with respect to which the Company or any Subsidiary could incur liability.
“Environment” shall mean ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna.
“Environmental Claim” shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings arising under any Environmental Law (hereafter “Claims”) or any permit issued under any such law, including, without limitation, (a) any and all Claims by a Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions, damages, penalties or fines pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the Environment.
“Environmental Law” shall mean any and all Federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, legally binding guideline or written policy as in effect as of or prior to the date of this Agreement and in each case as amended, and any legally binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the Environment, employee health or safety or any regulated materials or substances, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 300f – 300j-9 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; any state, local or foreign counterparts or equivalents, in each case as amended.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect on the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, taken together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or,

solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Sections 414(m) and 414(o) of the Code.
“ERISA Event” shall mean (a) any “reportable event,” as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation); (b) with respect to a Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code and Section 302 of ERISA, whether or not waived; (c) the filing pursuant to Section 412 of the Code of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability to the PBGC under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of or the appointment of a trustee to administer any Plan; (f) the incurrence by the Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by the Company or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan, from the Company or any ERISA Affiliate of any notice, concerning the imposition of “withdrawal liability” (within the meaning of Section 4201 of ERISA) or a determination that a Multiemployer Plan is or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the failure to make by its due date a required contribution under Section 430(j) of the Code with respect to a Plan or the failure to make any required contribution to a Multiemployer Plan; (i) the “substantial cessation of operations” within the meaning of Section 4062(e) of ERISA with respect to a Pension Plan; or (j) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to the Company or any ERISA Affiliate.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurodollar Loan” shall mean each Loan designated as such by the Company at the time of the incurrence thereof or conversion thereto.
“Eurodollar Rate” shall mean, with respect to any Eurodollar Loan for any Interest Period, (a) the rate per annum equal to ICE LIBOR (“ICE LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations of ICE LIBOR as may be designated by the Administrative Agent from time to time) as of 11:00 a.m., London time, two Business Days preceding the first day of such Interest Period, for Dollar deposits with a maturity comparable to such Interest Period and an amount comparable to the Eurodollar Loan requested; provided that in the event that such rate is not available at such time for any reason, then this component of the “Eurodollar Rate” with respect to such Eurodollar Loan for such Interest Period shall be the offered quotation to first class banks in the interbank Eurodollar market by DBNY for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar
•oan of DBNY with maturities comparable to the Interest Period applicable to such Eurodollar
•oan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; divided (and rounded off to the nearest 1/1000 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided, further, that the Eurodollar Rate shall not be less than 1.000.00%.

“Event of Default” shall have the meaning provided in Section 9.
“Excess Cash Flow” shall mean, for any period, the difference between (a) the sum of (i) Consolidated EBITDA for such period and (ii) the decrease, if any, in Adjusted Working Capital from the first day to the last day of such period, and (b) the sum of (i) an amount equal to the amount of Capital Expenditures (but excluding Capital Expenditures financed with equity or Indebtedness (other than with ABL Loans)) made during such period, (ii) without duplication of amounts deducted under preceding clause (b)(i), the amounts expended by the Company and its Subsidiaries in respect of Permitted Acquisitions (but excluding Permitted Acquisitions financed with equity or Indebtedness other than with Loans or ABL Loans), (iii) the aggregate amount of permanent principal payments of Indebtedness of the Company and its Subsidiaries (but excluding repayments of (A) Indebtedness made with the proceeds of equity or with other Indebtedness (other than with the Loans), (B) Loans; provided that repayments of the Loans shall be deducted in determining Excess Cash Flow if such repayments were made pursuant to regularly scheduled mandatory amortization payments thereof, and (C) ABL Loans), during such period, (iv) the increase, if any, in Adjusted Working Capital from the first day to the last day of such period, (v) an amount of cash spent during such period with respect to expenses accrued on the Company’s balance sheet in connection with Amendment No. 4, the Transactions or a Permitted Acquisition including purchase accounting reserves, (vi) the aggregate amount of Dividends paid during such period under Section 8.03(iii), (vii) cash taxes paid by the Company and its Subsidiaries, (viii) reductions in purchase accounting reserves or reductions in other long term liabilities on the balance sheet of the Company for each Excess Cash Payment Period; (ix) Consolidated Cash Interest Expense for such period, (x) the aggregate amount of prepayments made pursuant to Section 4.02(c) or (e) (or other permitted uses of Net Cash Proceeds in lieu thereof), to the extent that the applicable Net Cash Proceeds resulted in an increase of Consolidated EBITDA (and are not in excess of such increase), (xi) cash expenditures in respect of Hedge Agreements to the extent they exceed the amount of expenditures expensed in determining Consolidated EBITDA, (xii) such portion of net income of any Subsidiary organized under the laws of any foreign jurisdiction that is prohibited or delayed by applicable local law from being repatriated to the United States (but only to the extent of and so long as such prohibition or delay is in effect), (xiii) the aggregate amount of restructuring charges added to Consolidated EBITDA pursuant to clause (6) in the definition thereof and (xiv) the aggregate amount of any cash contributions to unfunded pension and post-retirement obligations to the extent such cash contributions were not deducted in calculating Consolidated Net Income and not added back in calculating Consolidated EBITDA, in each case, during such period.
“Excess Cash Payment Date” shall mean the date occurring 90 days after the last day of each fiscal year of the Company (beginning with its fiscal year ended November 30, 2017).
“Excess Cash Payment Period” shall mean, with respect to the repayment required on each Excess Cash Payment Date the immediately preceding fiscal year of the Company (beginning with its fiscal year ending November 30, 2017).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Information” means information regarding the Term Loans or the Credit Parties hereunder that the Company may have, or may later come into possession of, that is not known to a Lender and that may be material to a decision by such Lender to enter into an assignment of such Term Loans hereunder.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent or any Lender or required to be withheld or deducted from a payment to the Administrative Agent or any Lender to be made by or on account of any Obligation: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profit Taxes, in each case (i) as a result of such Administrative Agent or Lender (as applicable) being organized under the laws of, or having its principal office or its applicable lending office located, in the jurisdiction imposing such Tax (or political subdivision thereof, or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender pursuant to a law in effect at the time such Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled immediately prior to the designation of a new lending office (or assignment) to receive additional amounts from any Credit Party with respect to such withholding Tax pursuant to Section 4.04(a); (c) Taxes attributable to the failure by the Administrative Agent or such Lender, as applicable, to comply with Section 4. 04(e); and (d) U.S. federal withholding Taxes imposed under FATCA. “Existing Term Loan Class” shall have the meaning provided in Section 2.16(a).
“Extending Term Lender” shall have the meaning assigned to it in Section 2.16(a). “Extended Term Loans” shall have the meaning provided in Section 2.16(a). “Extension Amendment” shall have the meaning assigned to it in Section 2.16(b). “Extension Election” shall have the meaning assigned to it in Section 2.16(a).
“Fair Market Value” shall mean, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction. Fair Market Value (other than of any asset with a public trading market) in excess of $25,000,000 shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a board resolution delivered to the Administrative Agent.
“Fair Value” shall mean the amount at which the assets (both tangible and intangible), in their entirety, of the Company and its Subsidiaries (taken as a whole and determined on an enterprise basis), would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.
“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 147(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreement implementing the foregoing.
“Federal Funds Rate” shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.
“Fees” shall mean all amounts payable pursuant to or referred to in Section 3.01.

“Final Maturity Date” shall mean (a) in respect of the Loans, August 26, 2023, (b) in respect of any Incremental Loans, August 26, 2023 or such later date as specified in the respective Incremental Term Commitment Agreement, (c) with respect to any Class of Extended Term Loans, the final maturity date as specified in the applicable Extension Amendment, (d) with respect to any Other Loans, the final maturity date as specified in the applicable Refinancing Amendment, and (e) with respect to any Class of Replacement Term Loans, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Replacement Term Loans; provided, in each case, that if such day is not a Business Day, the applicable Final Maturity Date shall be the Business Day immediately succeeding such day..
“First Priority” shall mean, with respect to any Lien purported to be created on any Collateral pursuant to any Security Document, that such Lien is prior in right to any other Lien thereon, other than any Permitted Liens (excluding Permitted Liens as described in clause (y) of Section 8.01(v), but taking into account the relative priorities set forth in the ABL/Term Loan Intercreditor Agreement or any Pari Passu Lien Intercreditor Agreement) applicable to such Collateral which as a matter of law (and giving effect to any actions taken pursuant to the last paragraph of Section 8.01) have priority over the respective Liens on such Collateral created pursuant to the relevant Security Document.
“Flood Hazard Property” means a Mortgaged Property and/or an Additional Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having flood or mudslide hazards.
“Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.
“Foreign Holdco” means Decorative Products Thailand, Inc., OMNOVA Wallcovering (USA) Inc. and any other Domestic Subsidiary which has no material assets other than the stock of Subsidiaries that are CFCs (which shall be indicated as a “Foreign Holdco” on the Joinder Agreement, perfection certificate or a perfection certificate supplement, when required to be delivered), in all cases provided that and so long as Decorative Products Thailand, Inc., OMNOVA Wallcovering (USA) Inc. or such other Domestic Subsidiary shall not engage in any business or activity other than (a) the ownership of Subsidiaries that are CFCs, (b) maintaining its corporate existence, (c) participating in Tax, accounting and other administrative activities as the parent of Subsidiaries that are CFCs, (d) the execution and delivery of the Credit Documents to which it is a party and the performance of its obligations thereunder, (e) the execution and delivery of a guaranty of the ABL Facility (provided that if the guaranty of such Foreign Holdco of the Obligations is limited then the guaranty of the ABL Facility will be limited in substantially the same manner) and (f) activities incidental to the businesses or activities described in clauses (a) through (e) above.
“Foreign Pension Plan” shall mean any plan, fund (including without limitation, any superannuation fund) or other similar program established or maintained outside the United States by the Company or any Subsidiary primarily for the benefit of employees of the Company or any Subsidiary residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Foreign Subsidiary” shall mean each Subsidiary of the Company that is not a Domestic Subsidiary.
“French Promissory Notes” shall mean the promissory notes previously owed by OMNOVA Solutions France Holding SAS to the Company and/or certain Subsidiary Guarantors in an aggregate outstanding amount of approximately US$87,700,000.
“GAAP” shall mean generally accepted accounting principles in the United States as in effect from time to time; provided that determinations in accordance with GAAP for purposes of the Applicable Margins and Sections 4.02 and 8, and for all purposes of determining the Interest Coverage Ratio, Senior Secured Net Leverage Ratio and Total Net Leverage Ratio, including defined terms as used therein, are subject (to the extent provided therein) to Section 11.07(a).
“Governmental Authority” shall mean the government of the United States, any other nation or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guarantee” or “Guarantees” shall mean and include the Amended and Restated Subsidiary Guarantee, dated as of the Closing Date, executed by the Domestic Subsidiaries of the Company (as amended, restated, supplemented, amended and restated or otherwise modified from time to time).
“Guaranteed Obligations” shall have the meaning provided in the Guarantees. “Guarantor” shall mean each Subsidiary Guarantor.
“Hazardous Material” shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos and asbestos containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials, substances, wastes, contaminants or pollutants in any form regulated, defined or identified as “hazardous” under any applicable Environmental Law.
“Hedge Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement, and any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against fluctuations of currency values or commodity prices.
“Identified Participating Lenders” has the meaning assigned to it in Section 4.01(b)(v). “Identified Qualifying Lenders” has the meaning assigned to it in Section 4.01(b)(v).
“Immaterial Subsidiary” means, as of any date, any Subsidiary of the Company (a) the assets of which do not exceed 1.00% of the Consolidated Net Tangible Assets of the Company and its Subsidiaries and (b) the revenues of which do not exceed 1.00% of the consolidated revenues of the Company and its subsidiaries, in each case, as of the last day of the most recently ended Test Period; provided that the consolidated total assets and consolidated total revenues of all Immaterial Subsidiaries shall not exceed 2.00% of the Consolidated Net Tangible Assets and 2.00% of the consolidated total revenues, in each case, of the Company and its Subsidiaries as of the last day of the most recently ended Test Period.

“Incremental Commitment Requirements” shall mean, with respect to any provision of an Incremental Term Commitment on a given Incremental Term Commitment Date, the satisfaction of each of the following conditions on or prior to the effective date of the respective Incremental Term Commitment Agreement: (a) no Default or Event of Default then exists or would result therefrom (for purposes of such determination, assuming the relevant Incremental Loans in an aggregate principal amount equal to the full amount of Incremental Term Commitments then provided had been incurred, and the proposed Permitted Acquisition (if any) to be financed with the proceeds of such Incremental Loans had been consummated, on such date of effectiveness) and all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that, with respect to any Incremental Term Loan Commitment the primary purpose of which is to finance a Permitted Acquisition or similar Investment, not conditioned on financing, permitted by this Agreement, this clause (a) may, at the Company’s option, be tested at the time the definitive agreements for such Permitted Acquisition are entered into rather than at the time of incurrence of the Incremental Loans; (b) the delivery by the Company to the Administrative Agent of an officer’s certificate executed by an Authorized Officer of the Company and certifying as to compliance with preceding clause (a); (c) the delivery by the Company to the Administrative Agent of an acknowledgement in form and substance reasonably satisfactory to the Administrative Agent and executed by each Subsidiary Guarantor, acknowledging that such Incremental Term Commitment and all Incremental Loans subsequently incurred pursuant to such Incremental Term Commitment shall constitute (and be included in the definition of) “Guaranteed Obligations” under the Subsidiaries Guarantee; (d) the delivery by the Company to the Administrative Agent of an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Credit Parties reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Closing Date pursuant to Section 5.01(c) as may be reasonably requested by the Administrative Agent, and such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request; (e) the delivery by the Company and the other Credit Parties to the Administrative Agent of such other officers’ certificates, board of director resolutions and evidence of good standing as the Administrative Agent shall reasonably request; and (f) the completion by the Company and the other Credit Parties of such other actions as the Administrative Agent may reasonably request in connection with such Incremental Term Commitment.
“Incremental Equivalent Debt” shall have the meaning assigned to it in Section 8.04(xiii).
“Incremental Loans” shall mean any loans incurred pursuant to an Incremental Term Commitment pursuant to Section 2.15.
“Incremental Scheduled Repayment” shall have the meaning provided in Section 4.02(a)(ii).
“Incremental Scheduled Repayment Date” shall have the meaning provided in Section 4.02(a)(ii).
“Incremental Term Commitment” shall mean, for any Lender or prospective Lender, any commitment by such Lender or prospective Lender to make Incremental Loans to the Company as agreed to by such Lender in the respective Incremental Term Commitment Agreement delivered pursuant to Section 2.15.
“Incremental Term Commitment Agreement” shall mean each Incremental Term Commitment Agreement in the form of Exhibit M (appropriately completed) executed in accordance with Section 2.15.

“Incremental Term Commitment Date” shall mean each date upon which an Incremental Term Commitment under an Incremental Term Commitment Agreement becomes effective, and the respective Incremental Loans are incurred, as provided in Section 2.15(b).
“Incremental Term Lender” shall have the meaning specified in Section 2.15(b).
“Indebtedness” shall mean, as to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person in respect of Indebtedness of the types described in clauses (i)–(v) above or (viii) below, (vii) Disqualified Stock and (viii) all net obligations or exposure under any Hedge Agreement or under any similar type of agreement or arrangement; provided that Indebtedness shall not include (a) payables and accrued expenses, in each case arising in the ordinary course of business or (b) other obligations with respect to non-compete and consulting agreements which are or were entered into in connection with a Permitted Acquisition.
“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation, and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitee” shall have the meaning provided in Section 11.01. “Intercompany Loans” shall have the meaning provided in Section 8.05(vii).
“Intercompany Note” shall mean promissory notes, substantially in the form of Exhibit I evidencing Intercompany Loans.
“Interest Coverage Ratio” shall mean for any Test Period, the ratio of Consolidated EBITDA for such Test Period to Consolidated Interest Expense for such Test Period. All calculations of the Interest Coverage Ratio shall be made on a pro forma basis.
“Interest Determination Date” shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.
“Interest Period” shall have the meaning provided in Section 2.09.
“Joinder Agreement” shall mean a Joinder Agreement substantially in the form of Exhibit N (appropriately completed).
“Junior Lien Intercreditor Agreement” shall mean a customary intercreditor agreement, by and among the Collateral Agent and one or more collateral agents or representatives for the holders of Indebtedness that is secured by a Lien on the Collateral ranking junior to the Liens of the Credit Documents, in each case permitted by this Agreement, in form and substance reasonably satisfactory to the Agent and the Company.

“Knowledge” shall mean the actual knowledge, after due inquiry, by an officer of the Company or its Subsidiaries in the ordinary course of his or her duties.
“Lender” shall mean each Person that has a Commitment or is the holder of a Loan.
“Lending Affiliate” shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and partners of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 50% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.
“Lien” shall mean any mortgage, deed of trust, deed to secure debt, leasehold mortgagee, leasehold deed of trust, leasehold deed to secure debt, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any lease having substantially the same effect as any of the foregoing).
“Loan” shall mean (x) Converted Term B-1 Loans, (y) Additional Term B-2 Loans and (z) Term B-2 Loans; provided that following any Incremental Term Commitment Date the term “Loans” shall include any Incremental Loans.
“Margin Stock” shall have the meaning provided in Regulation U.
“Material Adverse Effect” shall mean a material adverse change in, or a material adverse effect upon, the operations, business, condition (financial or otherwise) of the Company and its Subsidiaries or the Collateral, taken as a whole; (b) a material impairment of the Company or any Affiliate of the Company to perform under any Credit Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Credit Document to which it is a party.
“Minimum Amount” shall mean (i) with respect to Types of Loans maintained as Eurodollar Loans, $5,000,000 (and multiples of $1,000,000 in excess thereof or as the Administrative Agent may otherwise agree) and (ii) with respect to Types of Loans maintained as Base Rate Loans, $1,000,000 (and multiples of $1,000,000 in excess thereof or as the Administrative Agent may otherwise agree).
“Moody’s” shall mean Moody’s Investors Service, Inc.
“Mortgage” or “Mortgages” shall mean a mortgage, deed of trust or deed to secure debt, or similar documents in form and substance reasonably satisfactory to the Collateral Agent (as may be amended, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof), and, after the execution and delivery thereof, shall include each Additional Mortgage.
“Mortgage Policies” shall mean mortgagee title insurance policies or marked-up unconditional binders for such insurance (and evidence of payment in full by the Company of any premiums, costs and expenses related thereto, including without limitation recording taxes and filing fees) in connection with each Mortgaged Property issued by First American Title Insurance Company or such other title insurers reasonably satisfactory to the Collateral Agent, in amounts reasonably satisfactory to the Collateral Agent assuring the Collateral Agent that the respective Mortgages on such Mortgaged Properties are valid and enforceable First Priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and shall include, as appropriate, endorsements for any matter that the Collateral Agent in its discretion may reasonably request, and shall not include an exception for mechanics’ liens unless such liens would constitute Permitted Encumbrances, and shall provide for affirmative insurance and such reinsurance (including direct access agreements) as the Collateral Agent in their discretion may reasonably request
“Mortgaged Properties” shall mean the Mortgaged Properties set forth on Schedule 5(s), and after the execution and delivery of any Additional Mortgage, shall include the respective Additional Mortgaged Property. For the avoidance of doubt, neither the Company nor any Subsidiary Guarantor shall be required to grant an Additional Mortgage on the Real Property located at 13327 Pike Road, Stafford, Texas 77477 unless such Real Property shall no longer constitute “Excluded Collateral” and upon the request of the Collateral Agent or the Required Lenders.
“Multiemployer Plan” shall mean any multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale permitted by Section 8.02(ii), the Cash Proceeds resulting therefrom net of (x) cash expenses of sale (including brokerage fees, if any, and payment of principal, premium and interest of Indebtedness (other than the Loans) required to be repaid as a result of such Asset Sale) and (y) incremental Federal, state and local taxes paid or payable as a result thereof and (b) with respect to any Recovery Event, the cash insurance proceeds, condemnation awards and other compensation received in respect thereof, net of all reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Recovery Event.
“New Promissory Notes” shall mean the promissory notes owed by OMNOVA Solutions (Gibraltar) Ltd. SCS to the Company and/or certain Subsidiary Guarantors in the amount of approximately US$62,700,000 or other Intercompany Notes contemplated by Section 8.02(xvi) being substituted for other Intercompany Notes to the extent the requirements of Section 7.11 and the Security Agreement have been satisfied.
“Non-Consenting Lender” shall have the meaning provided in Section 2.13(a).
“Non-Guarantor Subsidiary” shall mean (i) OMNOVA Overseas, Inc. (to the extent such entity continues to have de minimis assets), (ii) any Subsidiary that is a CFC, (iii) any Domestic Subsidiary of a Subsidiary of the Company that is a CFC, (iv) any subsidiary that is prohibited by applicable law, rule or regulation or by any contractual obligation existing on the Closing Date or existing at the time of acquisition thereof after the Closing Date (so long as such prohibition is not incurred in contemplation of such acquisition), in each case from guaranteeing the Obligations or that would require consent, approval, license or authorization to provide a guarantee from a Governmental Authority unless such consent, approval, license or authorization has been received and (v) Immaterial Subsidiaries. Notwithstanding anything to the contrary, Non-Guarantor Subsidiary shall not include the Subsidiaries listed on Schedule 1.01(c) or any Subsidiary that is a borrower or guarantor under, or pursuant to, the ABL Credit Documents.
“Note” shall have the meaning provided in Section 2.05(a).
“Notice of Borrowing” shall have the meaning provided in Section 2.03(a).
“Notice of Conversion” shall have the meaning provided in Section 2.06.

“Notice Office” shall mean the office of the Administrative Agent located at 5022 Gate Parkway, Jacksonville, Florida 32256, Attention: Mark Kellam and Sara Pelton or such other office or person as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.
“Obligations” shall mean and include:
(i)all obligations, indebtedness and liabilities (including, without limitation, the principal of and premium, if any, and interest on the Loans, all indemnities, fees, interest and other amounts (including all interest and other amounts that accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest or other amount is allowed or allowable in any such case, proceeding or other action)) of the Credit Parties owing to the Secured Creditors (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), now existing or hereafter incurred under, arising out of or in connection with each Credit Document (including, in the case of each Credit Party that is a Guarantor, all such obligations, indebtedness and liabilities under the Guarantee), and the due performance and compliance by Credit Parties with the terms, conditions and agreements of each Credit Document (all such obligations, indebtedness and liabilities under this clause (i), except to the extent consisting of Other Obligations owing to Other Creditors described in clause (ii), being herein collectively called the “Credit Document Obligations”;
(ii)all obligations, indebtedness and liabilities (including, without limitation, all indemnities, fees, interest and other amounts (including all interest and other amounts that accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest or other amount is allowed or allowable in any such case, proceeding or other action)) of such Credit Party owing to the Other Creditors (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), now existing or hereafter incurred under, arising out of or in connection with each Hedge Agreement with an Other Creditor, whether such Hedge Agreement with an Other Creditor is now in existence or hereafter arising, including, in the case of each Credit Party that is a Guarantor, all such obligations, indebtedness and liabilities under the Guarantee in respect of Hedge Agreements with Other Creditors, and the due performance and compliance by such Credit Party with all of the terms, conditions and agreements contained in each such Hedge Agreements with Other Creditors (all such obligations, indebtedness and liabilities under this clause (ii) being herein collectively called the “Other Obligations”); notwithstanding the foregoing or anything to the contrary contained in this Agreement, Hedge Agreements with Other Creditors that are also ABL Secured Parties shall only constitute Other Obligations hereunder if the Grantor (as defined in the ABL/Term Loan Intercreditor Agreement) has designated by notice in writing to the Collateral Agent the respective Hedge Agreement as a Term Loan Obligation (as defined in the ABL/Term Loan Intercreditor Agreement);
(iii)any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;
(iv)in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of each Credit Party referred to in preceding clauses (i), (ii) and (iii) after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the

Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs;
(v)all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11.01; and
(i)without duplication, all amounts owing to the Administrative Agent, the Collateral Agent or any of their respective affiliates pursuant to any of the Credit Documents in its capacity as such.
It is acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.
“Offered Amount” has the meaning assigned to it in Section 4.01(b)(vi).
“Offered Discount” has the meaning assigned to it in Section 4.01(b)(vi). “Original Credit Agreement” has the meaning assigned to it in the recitals.
“Original Loan” shall mean each “Loan” outstanding under the Original Credit Agreement immediately prior to the effectiveness of this Agreement on the Closing Date; provided that upon the effectiveness of this Agreement on the Closing Date, each Converted Term B-1 Loan shall cease to be an Original Loan.
“Organizational Documents” shall mean, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (v) in any other case, the functional equivalent of the foregoing.
“Other Commitments” shall mean one or more Classes of Term Loan commitments hereunder that result from a Refinancing Amendment.
“Other Connection Taxes” means, with respect to the Administrative Agent or any Lender, Taxes imposed as a result of a present or former connection between such Administrative Agent or Lender (as applicable) and the jurisdiction imposing such Tax (other than connections arising from having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document.
“Other Creditors” shall have the meaning assigned to that term in the Security Agreement.
“Other Loans” shall mean one or more Classes of Term Loans that result from a Refinancing Amendment.
“Other Obligations” shall have the meaning provided in the definition of “Obligations.”

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.13).
“Pari Passu Lien Intercreditor Agreement” shall mean a customary intercreditor agreement, by and among the Collateral Agent and one or more collateral agents or representatives for the holders of Indebtedness that is secured by a Lien on the Collateral that is intended to rank pari passu with the Liens of the Credit Documents, in each case, permitted by this Agreement, in form and substance reasonably satisfactory to the Agent and the Company.
“Participant Register” shall have the meaning provided in Section 11.04(a). “Participating Lender” has the meaning assigned to it in Section 4.01(b)(v)(2). “Patriot Act” shall have the meaning provided in Section 11.15.
“Payment Office” shall mean in respect of all Loans made to the Company, Fees and, all other amounts owing under this Agreement, the office of the Administrative Agent located at 5022 Gate Parkway, Jacksonville, Florida 32256, Attention: Mark Kellam and Sara Pelton, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.
“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.
“Pension Plan” means a Plan that is also a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiemployer Plan has made contributions at any time during the immediately preceding five (5) plan years.
“Permitted Acquisition” shall mean the acquisition by the Company or any of its Subsidiaries contemplated by Section 8.05(xv) of all or substantially all of the assets of a Person constituting, or more than 50% of the equity securities of a Person engaged in, a business (the “Target”), in each case subject to the satisfaction of the following conditions:
(i)such Permitted Acquisition shall only involve a business, or those assets of a business, in the lines of business conducted by the Company and its Subsidiaries on the Closing Date and any business similar, ancillary or related thereto or which constitutes a reasonable extension or expansion thereof, including in connection with the Company’s existing and future technology, trademarks and patents;
(ii)such Permitted Acquisition shall be consensual and shall have been approved by the Target’s board of directors or the same shall have been approved by the United States Bankruptcy Court or United States District Court having jurisdiction over the bankruptcy estate of the Target; and
(iii)no additional Indebtedness shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of the Company and the Target after giving effect to such Permitted Acquisition, except ordinary course payables, accrued expenses and unsecured Indebtedness of Target or as otherwise permitted by Section 8.04.

Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition shall be a Permitted Acquisition only if all requirements of Section 8.05(xv) are met with respect thereto.
“Permitted Debt” shall mean subordinated or senior unsecured Indebtedness of the Company or its Subsidiaries; provided that (a) the terms of such Indebtedness do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment of principal prior to the maturity date of the Loans, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such Indebtedness (provided that such Indebtedness shall have interest rates and redemption premiums determined by the board of directors of the Company to be market rates and premiums at the time of incurrence of such Indebtedness), taken as a whole, are determined by the board of directors of the Company to be either (x) not materially more restrictive to the Company and the other Credit Parties than those set forth in this Agreement, if any (other than (1) with respect to terms and conditions applicable after the Final Maturity Date in effect at the time of the incurrence or issuance of such Indebtedness or (2) subject to the immediately succeeding proviso, a Previously Absent Financial Maintenance Covenant; provided that, notwithstanding anything to the contrary contained herein, if any such terms of such Indebtedness contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Final Maturity Date, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Class of Loans) or (y) on then prevailing market terms and conditions; provided that a certificate of an Authorized Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness and drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which is disagrees).
“Permitted Encumbrance” shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the Mortgage Policies, all of which exceptions must be acceptable to the Collateral Agent and Administrative Agent in their reasonable discretion.
“Permitted Liens” shall have the meaning provided in Section 8.01.
“Permitted Refinancing ABL Credit Facility” shall mean a credit facility entered into by one or more Credit Parties that refinances in full the ABL Loans and ABL Letters of Credit, so long as (a) such credit facility does not contain mandatory repayment provisions other than those of the type set forth in the ABL Credit Agreement and so long as same are no more restrictive on the Company and its Subsidiaries than those contained in the ABL Credit Agreement, (b) such refinancing does not (i) increase the available credit to an amount in excess of the amount permitted by clause (vii) of Section 8.04 or (ii) provide for any guarantees or security other than guarantees from one or more Guarantors and security in all or any portion of the Collateral, (c) to the extent then in effect, such credit facility is subject to the ABL/Term Loan Intercreditor Agreement, and (d) the other terms and conditions thereof, when taken as a whole, are no more restrictive on the Company and its Subsidiaries than those contained in the ABL Credit Agreement.
“Permitted Refinancing Indebtedness” shall mean Indebtedness of the Company or any Subsidiary issued or incurred (including by means of the extension or renewal of existing Indebtedness) to refinance, refund, extend or renew existing Indebtedness (“Refinanced Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such refinancing, refunding, extending or renewing Indebtedness is not greater than the sum of (i) the principal amount (or accreted value, if applicable) of such Refinanced Indebtedness plus (ii) an amount equal to unpaid accrued interest and premium thereon and fees and expenses reasonably incurred in connection with such refinancing, refunding, extension or renewal, (b) such refinancing, refunding, extending or renewing Indebtedness has a final maturity that is no earlier than the final maturity of, and a weighted average life to maturity that is no shorter than the remaining weighted average life of, such Refinanced Indebtedness, (c) if such Refinanced Indebtedness or any Guarantees thereof are subordinated to the Obligations, such refinancing, refunding, extending or renewing Indebtedness and any Guarantees thereof remain so subordinated on terms no less favorable to the Lenders and (d) such refinancing, refunding, extending or renewing Indebtedness does not contain mandatory redemption or prepayment rights on the part of the borrower or issuer of such Indebtedness or redemption or prepayment rights exercisable by the holder of such Indebtedness, that in either case would require payment of greater amounts or at earlier dates by the borrower or issuer of such Indebtedness than the Indebtedness so refinanced, refunded, extended or renewed; provided, further, that Permitted Refinancing Indebtedness shall not include (i) Indebtedness of the Company or a Guarantor that refinances, refunds, extends or renews Indebtedness of a Subsidiary that is not a Guarantor or (ii) Indebtedness of a Subsidiary that is not a Guarantor that refinances, refunds, extends or renews Indebtedness of the Company or a Guarantor.
“Person” shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.
“Plan” shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Company or a Subsidiary of the Company or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Company, or a Subsidiary of the Company or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.
“Pledge Agreement” shall mean the pledge agreement substantially in the form of Exhibit
F.
“Pledge Agreement Collateral” shall mean all “Collateral” as defined in the Pledge Agreement.
“Pledged Securities” shall have the meaning provided in the Pledge Agreement. “Pledgee” shall have the meaning provided in the Pledge Agreement.
“Previously Absent Financial Maintenance Covenant” means, at any time (x) any financial maintenance covenant that is not included in this Agreement at such time and (y) any financial maintenance covenant that is included in this Agreement at such time but with covenant levels and component definitions (to the extent relating to such financial maintenance covenant) in this Agreement that are less restrictive on the Company and the Subsidiaries than those in the applicable Incremental Term Commitment Agreement, Refinancing Amendment, Extension Amendment or amendment in respect of Replacement Loans or any documents relating to Permitted Refinancing Indebtedness.
“Prime Lending Rate” shall mean the rate which DBNY announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. DBNY may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

“pro forma basis” and “pro forma effect” shall mean on a basis in accordance with GAAP and Regulation S-X unless otherwise reasonably satisfactory to the Administrative Agent.
“Projections” shall mean the projections that are contained in the Confidential Information Memorandum and that were prepared by or on behalf of the Company and its Subsidiaries and delivered to the Administrative Agent and the Lenders prior to the Closing Date.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Qualified Credit Party” shall mean the Company and each Wholly-Owned Subsidiary Guarantor.
“Qualified Stock” shall mean any Capital Stock of the Company or a Subsidiary other than Disqualified Stock.
“Qualifying Lender” has the meaning assigned to it in Section 4.01(b)(vi)(3).
“Quarterly Payment Date” shall mean the last Business Day of each February, May, August and November.
“RCRA” shall mean the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901 et seq.
“Real Property” shall mean, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.
“Recovery Event” shall mean the receipt by the Company or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any Mortgaged Property, and (ii) under any policy of insurance required to be maintained under Section 7.03 as relating to any Mortgaged Property.
“Refinanced Term Loans” shall have the meaning provided in Section 11.12(d).
“Refinancing” shall mean the (i) repayment in full of the Obligations (as defined in the Original Credit Agreement) under the Original Credit Agreement (other than those arising from indemnities for which no request has been made), or, in the case of Converted Term B-1 Loans, the conversion of such Original Loans to Term B-2 Loans and (ii) the immediate deposit of the redemption funds with the trustee under the Senior Note Indenture and contemporaneous satisfaction and discharge of the Senior Notes in accordance with the terms of the Senior Note Indenture.
“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Company executed by each of (a) the Company, (b) the Administrative Agent and (c) each Eligible Transferee and Lender that agrees to provide any portion of the Other Loans or Other Commitments being incurred or provided pursuant thereto, in accordance with Section 2.17.

“Refinancing Documents” shall mean all documents entered into to effect the Refinancing. “Register” shall have the meaning provided in Section 11.13.
“Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.
“Regulation T” shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.
“Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.
“Regulation X” shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.
“Release” shall mean any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching of Hazardous Materials into the Environment.
“Replaced Lender” shall have the meaning provided in Section 2.13.
“Replacement Lender” shall have the meaning provided in Section 2.13.
“Replacement Term Loans” shall have the meaning provided in Section 11.12(d).
“Replacement Term B-2 Lender” shall have the meaning provided in Amendment No. 4.
“Repricing Transaction” shall mean the prepayment or refinancing of all or a portion of the Loans with the incurrence by any Credit Party of any long-term bank debt financing incurred for the primary purpose of repaying, refinancing, substituting or replacing the Loans and having an effective interest cost or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement or commitment fees in connection therewith) that is less than the interest rate for or weighted average yield (as determined by the Administrative Agent on the same basis) of the Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Loans.
“Required Lenders” shall mean Lenders the sum of whose outstanding Loans constitute greater than 50% of the sum of the total outstanding Loans; provided that the Loans held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Requirements of Law” shall mean, collectively, any and all applicable requirements of any Governmental Authority including any and all laws, judgments, orders, executive orders, decrees, ordinances, rules, regulations, statutes, case law or treaties.
“Resigning Agent” shall mean Deutsche Bank Trust Company Americas, as administrative agent and collateral agent under the Original Credit Agreement.
“Returns” shall have the meaning provided in Section 6.09.

“S&P” shall mean Standard & Poor’s Ratings Services.
“Sanctioned Country” shall mean, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the Closing Date, Crimea, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” shall mean all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.
“Scheduled Repayment Dates” shall have the meaning provided in Section 4.02(a). “Scheduled Repayments” shall have the meaning provided in Section 4.02(a).
“SEC” shall mean the Securities and Exchange Commission or any successor thereto.
“Secured Creditors” shall have the meaning assigned to that term in the Security Documents.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Security Agreement” shall mean the security agreement substantially in the form of Exhibit G.
“Security Agreement Collateral” shall mean all “Collateral” as defined in each Security Agreement.
“Security Documents” shall mean the Pledge Agreement, the Security Agreement, each Mortgage, amended and restated Mortgage, and after the execution and delivery thereof, any other related document, agreement or grant pursuant to which the Company or any of its Subsidiaries grants, protects or continues a security interest in favor of the Collateral Agent for the benefit of the Secured Creditors.
“Senior Note Indenture” shall mean the Indenture, dated as of November 3, 2010, entered into by and between the Company and Wells Fargo Bank, National Association, as trustee thereunder, with respect to the Senior Notes.
“Senior Notes” shall mean the 7 7/8% Senior Notes due 2018 issued by the Company under the Senior Note Indenture.

“Senior Secured Net Leverage Ratio” shall mean, at any time, the ratio of Consolidated Net Senior Secured Debt at such time to Consolidated EBITDA for the Test Period most recently ended. All calculations of the Senior Secured Net Leverage Ratio shall be made on a pro forma basis.
“Stand Still Period” shall have the meaning provided in Section 9.04.
“Solicited Discount Proration” has the meaning assigned to it in Section 4.01(b)(vi).
“Solicited Discount Prepayment Amount” has the meaning assigned to it in Section 4.01(b)(vi).
“Solicited Discounted Prepayment Notice” means a written notice of the Company of Solicited Discounted Prepayment Offers made pursuant to Section 4.01(b)(vi) substantially in the form of Exhibit R.
“Solicited Discount Prepayment Offer” means the written offer by each Lender, substantially in the form of Exhibit S, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.
“Solicited Discounted Prepayment Response Date” has the meaning assigned to it in Section 4.01(b)(vi).
“Specified Discount” has the meaning assigned to it in Section 4.01(b)(ii).
“Specified Discount Prepayment Amount” has the meaning assigned to it in Section 4.01(b)(ii).
“Specified Discount Prepayment Notice” means a written notice of the Company’s Offer of Specified Discount Prepayment made pursuant to Section 4.01(b) substantially in the form of Exhibit T.
“Specified Discount Prepayment Response” means the written response by each Lender, substantially in the form of Exhibit U, to a Specified Discount Prepayment Notice.
“Specified Discount Prepayment Response Date” has the meaning assigned to it in Section 4.01(b)(ii).
“Specified Discount Proration” has the meaning assigned to it in Section 4.01(b)(iv).
“Submitted Amount” has the meaning assigned to it in Section 4.01(b)(v).
“Submitted Discount” has the meaning assigned to it in Section 4.01(b)(v).
“Subsidiary” of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of the Company; provided that except for Sections 6.14, 6.17, 7.01(h) and 7.12, any reference to Subsidiary of the Company shall exclude any entity to be formed for purposes of effecting transactions with the Asian Latex Businesses; provided further that at any time that the foregoing entity becomes a direct or indirect

Wholly-Owned Subsidiary of the Company, the Company may at its option by written notice to the Administrative Agent designate such entity a Subsidiary for all purposes under this Agreement.
“Subsidiary Guarantor” shall mean each Domestic Subsidiary of the Company, whether existing on the Closing Date or established, created or acquired after the Closing Date, unless and until such time as the respective Domestic Subsidiary is released from all of its obligations under the Guarantee in accordance with the terms and provisions thereof. Notwithstanding the foregoing, no Non-Guarantor Subsidiary shall be a Subsidiary Guarantor except to the extent provided in the definition of Non-Guarantor Subsidiary.
“Target” shall have the meaning provided in the definition of “Permitted Acquisition.”
“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assignments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term B-2 Loans” shall have the meaning provided in Section 2.01.
“Term Loan Extension Request” shall have the meaning provided in Section 2.16(a).
“Term Loan Extension Series” shall have the meaning provided in Section 2.16(a).
“Test Period” shall mean, at any time, each period of four consecutive fiscal quarters of the Company then last ended (in each case taken as one accounting period).
“Total Commitment” shall mean, at any time, the sum of the Commitments of each of the Lenders at such time.
“Total Net Leverage Ratio” shall mean, at any time, the ratio of Consolidated Net Debt at such time to Consolidated EBITDA for the Test Period most recently ended. All calculations of the Total Net Leverage Ratio shall be made, to the extent applicable, on a pro forma basis; provided that, for purposes of Section 8.14, events occurring after the last day of the applicable Test Period shall not be giving effect.
“Transactions” shall mean (i) the consummation of the Refinancing, (ii) the incurrence of the Additional Term B-2 Loans hereunder and the conversion of Converted Term B-1 Loans to Term B-2 Loans, in each case on the Closing Date and (iii) the payment of fees and expenses in connection with the foregoing.
“Type” shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.
“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.
“United States” and “U.S.” shall each mean the United States of America.
“U.S. Tax Compliance Certificate” shall have the meaning provided in Section 4.04(e).
“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the sum of the products obtained by multiplying (x) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.
“Wholly-Owned Domestic Subsidiary” shall mean any Domestic Subsidiary of the Company that is a Wholly-Owned Subsidiary.
“Wholly-Owned Foreign Subsidiary” shall mean any Foreign Subsidiary of the Company that is a Wholly-Owned Subsidiary.
“Wholly-Owned Subsidiary” shall mean, as to any Person, (i) any corporation 100% of whose capital stock or other equity interests (other than (a) director’s qualifying shares and (b) any other shares of equity interests of a Foreign Subsidiary of the Company (not to exceed 5% of such Foreign Subsidiary’s total equity interests (determined on a fully diluted basis) required by law to be issued to Persons other than the Company and its Wholly-Owned Subsidiaries)) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time (other than a portion of such equity interest of any Foreign Subsidiary (not to exceed 5% of such Foreign Subsidiary’s total equity interest (determined on a fully diluted basis) required by law to be issued to Persons other than the Company and its Wholly-Owned Subsidiaries).
“Wholly-Owned Subsidiary Guarantor” shall mean any Wholly-Owned Subsidiary of the Company which is a Subsidiary Guarantor.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
1.02 Effect of Restatement. All Original Loans owing by the Company to any Person under the Original Credit Agreement that have not been paid to such Persons on or prior to the Closing Date shall continue as Loans under this Agreement and from and after the Closing Date shall be payable as set forth herein and all interest, fees and other amounts owing in respect of such Loans shall accrue as provided under this Agreement; provided that on the Closing Date the Company shall repay the principal amount of all Original Loans not converted to Term B-2 Loans on the Closing Date; provided, further, that all accrued and unpaid interest and fees upon all Original Loans through but excluding the Closing Date shall be paid in full on the Closing Date. This Agreement shall amend and restate the Original Credit Agreement in its entirety, with the parties hereby agreeing that there is no novation of the Original Credit Agreement and on the Closing Date, the rights and obligations of the parties under the Original Credit Agreement shall be subsumed and governed by this Agreement. Following the Closing Date, the Original Loans shall no longer be in effect and thereafter only Loans under this Agreement shall be outstanding until otherwise terminated in accordance with the terms hereof.
SECTION 2.    Amount and Terms of Credit.
2.01 The Commitments. Subject to and upon the terms and conditions herein set forth, the Additional Term B-2 Lender having an Additional Term B-2 Commitment agrees to make a loan or loans (each, a “Term B-2 Loan”) to the Company, which Term B-2 Loan (i) shall not exceed the Additional Term B-2 Commitment of such Lender, (ii) shall be made on the Closing Date, (iii) may, at the option of the Company, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans and

(iv) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed. On the Closing Date, each Converted Term B-1 Loan of each Consenting Lender shall be automatically converted into a loan with the same Type and Class as the Term B-2 Loan effective as of the Closing Date in a principal amount equal to the principal amount of such Lender’s Converted Term B-1 Loan immediately prior to such conversion. On the Final Maturity Date, all outstanding Loans shall be repaid in full.
2.02 Minimum Amount of Each Borrowing. Except on the Closing Date, the aggregate principal amount of each Borrowing shall not be less than the Minimum Amount. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than five Borrowings of Eurodollar Loans hereunder (or such greater number as may be acceptable to the Administrative Agent).
2.03 Notice of Borrowing.
(a)With respect to any Loans to be made or converted on the Closing Date, the Company shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of each Loan. Each such written notice or written confirmation of telephonic notice (each, a “Notice of Borrowing”) shall be irrevocable and shall be given by the Company in the form of Exhibit A, appropriately completed to specify (i) the date of such incurrence (which shall be a Business Day), (ii) the aggregate principal amount of the Loans to be made and (iii) in the case of Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly (and in any event within one Business Day after its receipt of a Notice of Borrowing) give each Lender notice of such proposed incurrence, of such Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.
(b)Without in any way limiting the obligation of the Company to confirm in writing any telephonic notice of any incurrence of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such incurrence, believed by the Administrative Agent, in good faith to be from an Authorized Officer of the Company prior to receipt of written confirmation. In each such case, the Company hereby waives the right to dispute the Administrative Agent’s record of the terms of such telephonic notice of such incurrence of Loans absent manifest error.
2.04 Disbursement of Funds. No later than 12:00 Noon (New York time) on the Closing Date, the Additional Term B-2 Lenders will make available such Borrowing of Additional Term B-2 Loans requested to be made on such date, in immediately available funds at the Payment Office of the Administrative Agent, and the conversion of Converted Term B-1 Loans shall be effective no later than 12:00 Noon (New York time) on the Closing Date. The Administrative Agent will make available to the Company at the Payment Office in immediately available funds, the aggregate of the amounts so made available by the Lenders prior to 1:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender’s portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Company and the Company shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Company, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Company until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate and (ii) if recovered from the Company, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 2.08. Nothing in this Section 2.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Company may have against any Lender as a result of any failure by such Lender to make Loans hereunder.
2.05    Notes.
(c)At the request of any Lender, the Company’s obligation to pay the principal of, and interest on, the Loans made by such Lender to the Company shall be evidenced by a promissory note duly executed and delivered by the Company substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each, a “Note” and, collectively, the “Notes”).
(d)The Note issued by the Company to any Lender shall (i) be executed by the Company, (ii) be payable to the order of such Lender and be dated the date of issuance, (iii) be in a stated principal amount equal to the aggregate initial principal amount of the Loans of such Lender, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of Section 2.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Guarantees and be secured by the Security Documents.
(e)Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Company’s obligations in respect of such Loans.
(f)Notwithstanding anything to the contrary contained above in this Section 2.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request, obtain, maintain or produce a Note evidencing its Loans to the Company shall affect or in any manner impair the obligations of the Company to pay the Loans (and all related Obligations) incurred by the Company which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or Guarantees therefor provided pursuant to any Credit Document. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (c). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Company shall (at its expense) promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.
2.06 Conversions. The Company shall have the option to convert on any Business Day all or a portion equal to at least the applicable Minimum Amount of the outstanding principal amount of the Loans made to the Company pursuant to one or more Borrowings of one or more Types of Loans into a Borrowing or Borrowings of another Type of Loan; provided that (i) except as otherwise provided in Section 2.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Eurodollar Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the applicable Minimum Amount, (ii) Base Rate Loans may not be converted into Eurodollar Loans if any Default or Event of Default is in existence on the date of the conversion (unless the Administrative Agent and the Required Lenders otherwise agree) and (iii) no conversion pursuant to this

Section 2.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 2.02. Each such conversion (other than automatic conversions pursuant to the last paragraph of Section 2.09) shall be effected by the Company giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days’ prior written notice (each, a “Notice of Conversion”) specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made, the date of such conversion (which shall be a Business Day) and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.
2.07 Pro Rata Borrowings. All Borrowings of Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their Commitments in respect of Loans. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.
2.08    Interest.
(h)Subject to Section 1.02 (with respect to accrued interest and unpaid interest on Original Loans prior to the Closing Date), the Company agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Company to (but excluding) the earlier of the conversion or maturity (whether by acceleration or otherwise) of such Base Rate Loan, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.
(i)Subject to Section 1.02 (with respect to accrued interest and unpaid interest on Original Loans prior to the Closing Date), the Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Company to (but excluding) the earlier of the conversion or maturity (whether by acceleration or otherwise) of such Eurodollar Loan, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.
(j)Overdue principal and, to the extent permitted by law, overdue interest in respect of each shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to Loans that are maintained at Base Rate Loans from time to time. Interest that accrues under this Section 2.08(c) shall be payable on demand.
(k)Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.
(l)Upon each Interest Determination Date, the Administrative Agent shall determine the respective interest rate for each Interest Period applicable to the Eurodollar Loans for which such determination is being made and shall promptly notify the Company and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

2.09 Interest Periods. At the time it gives any Notice of Conversion in respect of the conversion of any Loan (in the case of the initial Interest Period applicable thereto) or no later than 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to such Loan (in the case of any subsequent Interest Period), the Company shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each, an “Interest Period”) applicable to such Loan, which Interest Period shall, at the option of the Company, be a one, two, three or six-month period, or such shorter period as the Administrative Agent may agree in its sole discretion, or if agreed upon by each Lender making such Eurodollar Loan, a twelve-month period; provided that:
(v)all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;
(vi)the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Loans shall commence on the day on which the next preceding Interest Period applicable thereto expires;
(vii)if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;
(viii)if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;
(ix)no Interest Period may be selected at any time when a Default or an Event of Default is then in existence (unless the Administrative Agent and the Required Lenders otherwise agree); and
(x)no Interest Period shall be selected which extends beyond the Final Maturity Date.
If by 12:00 Noon (New York time) on the third Business Day prior to the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Company has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Company shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.
2.10    Increased Costs, Illegality, etc.
(a)    In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):
(i)    on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate;

(i)(ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Loan which such Lender deems to be material because of any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request (a “Change in Law”), which (A) subjects the Administrative Agent or any Lender to any Taxes (except for (I) Excluded Taxes and (II) Indemnified Taxes for which a payment is required pursuant to Section 4.04(a)), (B) with respect to Eurodollar Loans, changes official reserve requirements (but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or (C) with respect to Eurodollar Loans, imposes any other condition affecting such Lender or the London interbank market or the position of such Lender in such market; or
(ii)(iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any Change in Law, (y) impossible by compliance by any Lender in good faith with any governmental request made after the date of this Agreement (whether or not having force of law) or (z) impracticable as a result of a Change in Law which materially and adversely affects the London interbank market;
then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i)) shall promptly give notice (by telephone confirmed in writing) to the Company and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (xy) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Company with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Company, (y) in the case of clause (ii) above, the Company agrees to pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, based on averaging and attribution methods among customers which are reasonable, submitted to the Company by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iiiii) above, the Company shall take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by law.
(b)At any time that any Loan is affected by the circumstances described in Section 2.10(a)(iii) or (iiiii), the Company may (and in the case of a Eurodollar Loan affected by the circumstances described in Section 2.10(a)(iiiii) shall) either (x) if the affected Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Company was notified by the affected Lender or the Administrative Agent pursuant to Section 2.10(a)(iii) or (iiiii) or (y) if the affected Loan is then outstanding, upon at least three Business Days’ written notice to the Administrative Agent and the affected Lender, require the affected Lender to convert such Loan into a Base Rate Loan or repay such Loan in full; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 2.10(b).
(m)If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy or liquidity requirements, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy or liquidity requirements (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s or such other corporation’s capital or assets as a consequence of such Lender’s Commitment or Loans hereunder or its obligations hereunder to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or such other corporation’s policies with respect to capital adequacy or liquidity requirements), then from time to time, upon written demand by such Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the penultimate sentence of this clause (c), the Company agrees to pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction. In determining such additional amounts, each Lender will act reasonably and in good faith and will use reasonable averaging and attribution methods. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the Company (a copy of which shall be sent by such Lender to the Administrative Agent), which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Company’s obligations to pay additional amounts pursuant to this Section 2.10(c) upon the subsequent receipt of such notice except as provided in Section 2.14. A Lender’s reasonable good faith determination of compensation owing under this Section 2.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.
(d)    If prior to the commencement of such Interest Periodany Interest Period for a
Borrowing of Eurodollar Loans:
(xi)the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or ICE LIBOR, as applicable, for such Interest Period; or
(xii)the Administrative Agent is advised by the Required Lenders that the Eurodollar Rate or ICE LIBOR, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or electronic means as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist (which notice shall be promptly given by the Administrative Agent when such circumstances no longer exist), (i) any Notice of Conversion that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Borrowing of Eurodollar Loans shall be ineffective, and (ii) if any Notice of Borrowing requests a Borrowing of Eurodollar Loans, such Borrowing shall be made as a Borrowing of Base Rate Loans; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.
(e)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (d)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (d)(i) have not arisen but the supervisor for the administrator of the ICE LIBOR screen or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the ICE LIBOR shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Company shall endeavor to establish an alternate rate of interest to the Eurodollar Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Any such amendment shall be at no cost to the Company and its Subsidiaries other than the reimbursement of the Administrative Agent’s cost and expenses contemplated by Section 11.01(a).
(f)    Notwithstanding anything to the contrary in Section 11.11, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders of each Class stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (f) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.10(d), only to the extent the ICE LIBOR for such Interest Period is not available or published at such time on a current basis), (x) any Notice of Conversion that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Borrowing of Eurodollar Loans shall be ineffective and (y) if any Notice of Borrowing requests a Borrowing of Eurodollar Loans, such Borrowing shall be made as a Borrowing of Base Rate Loans; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
2.11 Compensation. The Company agrees to compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans (but excluding loss of profits)) which such Lender has sustained: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Company); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or a result of an acceleration of the Loans pursuant to Section 9 or as a result of the replacement of a Lender pursuant to Section 2.13 or 11.12(b)) or conversion of any Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Company; or (iv) as a consequence of (x) any other default by the Company to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 2.10(b).
2.12 Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 2.10(a)(iii) or (iiiii), Section 2.10(c) or Section 4.04 with respect to such Lender, it will, if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Company or the right of any Lender provided in Sections 2.10 and 4.04.

2.13 Replacement of Lenders.
(g)(i) If any Lender refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 11.12(b) (each a “Non-Consenting Lender”), (ii) upon the occurrence of any event giving rise to the operation of Section 2.10(a)(iii) or (iiiii), Section 2.10(c) or Section 4.04 with respect to any Lender which results in such Lender charging to the Company increased costs or (iii) any Lender becomes a Defaulting Lender, the Company shall have the right, in accordance with the requirements of Section 11.04(b), if no Event of Default will exist after giving effect to such replacement, to replace such Lender (the “Replaced Lender”) with an Eligible Transferee or Transferees (collectively, the “Replacement Lender”), reasonably acceptable to the Administrative Agent; provided that (i) at the time of any replacement pursuant to this Section 2.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 11.04(b) (and with the assignment fee payable pursuant to said Section 11.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender and (B) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to Section 3.01 and (ii) all obligations of the Company owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.
(h)Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) of the proviso contained in Section 2.13(a) and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note executed by the Company, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement (including, without limitation, Sections 2.10, 2.11, 4.04, 11.01 and 11.06), which shall survive as to such Replaced Lender.
2.14 Limitations on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Section 2.10 or 2.11 of this Agreement, unless a Lender gives notice to the Company that it is obligated to pay an amount under the respective Section within 180 days after the date such Lender incurs the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Company pursuant to said Section 2.10 or 2.11, as the case may be, to the extent the costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Company that it is obligated to pay the respective amounts pursuant to said Section 2.10 or 2.11 as the case may be; provided that if the circumstances giving rise to such claims have a retroactive effect, then such 180-day period shall be extended to include the period of such retroactive effect. This Section 2.14 shall have no applicability to any Section of this Agreement other than said Sections 2.10 or 2.11.
2.15 Incremental Term Commitments.
(a)    The Company shall have the right in coordination with the Administrative Agent as to all of the matters set forth below in this Section 2.15, but without requiring the consent of any of the Lenders, to request at any time and from time to time after the Closing Date, that one or more Lenders (and/or one or more other Persons which are Eligible Transferees and which will become Lenders as provided below) satisfactory to the Administrative Agent (with such consent not to be unreasonably withheld) provide Incremental Term Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Incremental Loans pursuant thereto; provided, however, that (i) no Lender shall be obligated to provide an Incremental Term Commitment as a result of any such request by the Company, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Commitment and executed and delivered to the Administrative Agent an Incremental Term Commitment Agreement in respect thereof as provided in clause (b) of this Section 2.15, such Lender shall not be obligated to fund any Incremental Loans, (ii) any Lender (including any Eligible Transferee who will become a Lender) may so provide an Incremental Term Commitment without the consent of any other Lender, (iii) [reserved], (iv) the aggregate principal amount of Incremental Loans that may be incurred under this Section 2.15 shall not exceed the greater of (A)(1) $85,000,000120,000,000 minus (2) the aggregate outstanding principal amount of all Incremental Loans, Incremental Term Commitments and Incremental Equivalent Debt incurred or issued in reliance on this clause (A) and (B) an aggregate principal amount such that, at the time of the incurrence of any Incremental Loans and immediately after giving effect thereto, determined on a pro forma basis, the Senior Secured Net Leverage Ratio for the most recently ended Test Period shall not exceed 4.00:1.00,1.00; provided that, with respect to any Incremental Term Commitment the primary purpose of which is to finance a Permitted Acquisition or similar Investment permitted by this Agreement, whose consummation is not conditioned on the availability of, or on obtaining, financing, this clause (iv) may, at the Company’s option, be tested on a pro forma basis giving effect to such Permitted Acquisition or similar Investment, as applicable, at the time the definitive agreements for such Permitted Acquisition or similar Investment, as applicable, are entered into rather than at the time of incurrence of the Incremental Loans (and, in connection with any subsequent calculation of such ratio or any incurrence ratio under Section 8.04(xii) or (xvi) prior to the consummation or termination of such Permitted Acquisition or similar Investment, as applicable, such ratio shall be calculated on a pro forma basis giving effect to such Permitted Acquisition or similar Investment, as applicable, and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof)), (v) all Incremental Loans made pursuant to an Incremental Term Commitment (and all interest, fees and other amounts payable thereon) shall be Obligations under this Agreement and the other applicable Credit Documents and shall be secured by the Security Documents, and guaranteed under the Guarantee, on a pari passu basis with all other Obligations secured by the Security Documents and guaranteed under the Subsidiaries Guarantee, (vi) the maturity date of any Incremental Loans shall not be earlier than the Final Maturity Date, (vii) the Weighted Average Life to Maturity of any such Incremental Loans shall be no shorter than the Weighted Average Life to Maturity of the existing Loans, (viii) in the event the initial yield on any Incremental Loan (as reasonably determined by the Administrative Agent to be equal to the sum of (x) the margin above the Eurodollar Rate on such Incremental Loan, (y) if such Incremental Loans are initially made at a discount or the Lenders making the same receive a fee directly or indirectly from the Company or any of its Subsidiaries for doing so (but excluding any arrangement or commitment fees not paid to the Lenders thereof generally) (the amount of such discount or fee, expressed as a percentage of the Incremental Loans, being referred to herein as “OID”), the amount of such OID (based on an assumed four year weighted average life) and (z) any minimum Eurodollar rate applicable to any such Incremental Loans) (the “Incremental Yield”) exceeds the initial yield on the existing Loans by more than 50 basis points (taking into account the same factors in making the determination of the yield on the Incremental Loans and assuming a weighted average life of four years; the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”), then the Applicable Margin then in effect for Loans shall automatically be increased by the Yield Differential, effective upon the making of the Incremental Loans; (ix) (A) any amortization payments in respect of Incremental Loans shall be no more than ratable with amortization payments in respect of the existing Loans and (B) any Incremental Loans shall otherwise be no more than pari passu with the existing Loans with respect to mandatory prepayments and other prepayment rights, and (x) except as provided in clauses (vi)-(ix) above, the terms applicable to such Incremental Loans

(including the interest rates applicable thereto) shall be reasonably satisfactory to the Administrative Agent and as set forth in the respective Incremental Term Commitment Agreement.
(b)At the time of the provision of Incremental Term Commitments pursuant to this Section 2.15, the Company, the Administrative Agent and each such Lender or other Eligible Transferee which agrees to provide an Incremental Term Commitment (each, an “Incremental Term Lender”) shall execute and deliver to the Administrative Agent an Incremental Term Commitment Agreement, with the effectiveness of such Incremental Term Lender’s Incremental Term Commitment to occur (and with the respective Incremental Loans to be made) on the date set forth in such Incremental Term Commitment Agreement, which date in any event shall be no earlier than the date on which (w) all fees required to be paid in connection therewith at the time of such effectiveness shall have been paid (including, without limitation, any agreed upon upfront or arrangement fees), (x) all Incremental Commitment Requirements are satisfied, (y) all other conditions set forth in this Section 2.15 shall have been satisfied, and (z) all other conditions precedent that may be set forth in such Incremental Term Commitment Agreement shall have been satisfied. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Commitment Agreement and to the extent requested by any Incremental Term Lender, a Note will be issued, at the Company’s expense, to such Incremental Term Lender in conformity with the requirements of Section 2.05.
(i)Notwithstanding anything to the contrary in Section 11.11, each Incremental Term Commitment Agreement may, without the consent of any other Lender, effect such amendments to any Credit Documents (including amendments to increase the amortization payments or interest rate margins thereunder or add customary call protection provisions with respect thereto to allow for the applicable Incremental Loans to be fungible with an existing tranche of Term Loans hereunder) as may be necessary or appropriate, in the opinion of the Company and the Administrative Agent, to effect the provisions of this Section 2.15(c).
(j)This Section 2.15 shall supersede any provisions in Section 11.11 to the contrary. For the avoidance of doubt, any of the provisions of this Section 2.15 may be amended with the consent of the Required Lenders; provided that no Incremental Term Commitment Agreement shall effect any amendments that would require the consent of each affected Lender or all Lenders pursuant to the proviso in the first paragraph of Section 11.11, unless each such Lender has, or all such Lenders have, as the case may be, given its or their consent to such amendment.
2.16 Maturity Extension.
(a)    Extension of Loans. The Company may at any time and from time to time request that all or a portion of the Loans of any Class (each, an “Existing Term Loan Class”) be converted or exchanged to extend the scheduled Final Maturity Date of any payment of principal with respect to all or a portion of any principal amount of such Loans (any such Loans which have been so extended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.16. Prior to entering into any Extension Amendment with respect to any Extended Term Loans, the Company shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Class, with such request offered equally to all such Lenders of such Existing Term Loan Class) (each, a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which terms shall be identical in all material respects to the Loans of the Existing Term Loan Class from which they are to be extended except that (i) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments, if any, of all or a portion of any principal amount of such Extended Term Loans may be delayed to later dates than the scheduled amortization, if any, of principal of the Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in the

Extension Amendment, the Incremental Term Commitment Agreement, the Refinancing Amendment or any other amendment, as the case may be, with respect to the Existing Term Loan Class from which such Extended Term Loans were extended, in each case as more particularly set forth in Section 2.16(b) below), (ii)(A) the interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and voluntary prepayment terms and premiums with respect to the Extended Term Loans may be different than those for the Loans of such Existing Term Loan Class and/or (B) additional fees and/or premiums may be payable to the Lenders providing such Extended Term Loans in addition to any of the items contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Extension Amendment, (iii) the Extended Term Loans may have optional prepayment terms (including call protection and prepayment terms and premiums) as may be agreed between the Company and the Lenders thereof, (iv) any Extended Term Loans may participate on a pro rata basis, less than a pro rata basis or greater than a pro rata basis in any mandatory prepayments of Loans hereunder (except that, unless otherwise permitted under this Agreement, such Extended Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Loans in any mandatory prepayments under Section 4.02(g) as specified in the respective Term Loan Extension Request and (v) the Extension Amendment may provide for (x) additional, but not contrary, covenants and terms that apply to any period after the Final Maturity Date in respect of Term B-2 Loans that is in effect immediately prior to the establishment of such Extended Term Loans and (y) subject to the immediately succeeding proviso, a Previously Absent Financial Maintenance Covenant; provided that, notwithstanding anything to the contrary contained herein, if any such terms of such Extended Term Loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Final Maturity Date, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of the Loans. No Lender shall have any obligation to agree to have any of its Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Term Loan Extension Request. Any Extended Term Loans extended pursuant to any Term Loan Extension Request shall be designated a series (each, a “Term Loan Extension Series”) of Extended Term Loans for all purposes of this Agreement and shall constitute a separate Class of Loans from the Existing Term Loan Class from which they were extended; provided that any Extended Term Loans amended from an Existing Term Loan Class may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Term Loan Extension Series with respect to such Existing Term Loan Class.Extension Request. The Company shall provide the applicable Extension Request to the Administrative Agent at least ten (10) Business Days (or such shorter period as the Administrative Agent may determine in its sole discretion) prior to the date on which Lenders under the applicable Existing Term Loan Class are requested to respond. Any Lender holding a Loan under an Existing Term Loan Class (each, an “Extending Term Lender”) wishing to have all or a portion of its Loans of an Existing Term Loan Class or Existing Term Loan Classes, as applicable, subject to such Extension Request converted or exchanged into Extended Term Loans, as applicable, shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Loans which it has elected to convert or exchange into Extended Term Loans. In the event that the aggregate principal amount of Loans subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to the Extension Request, Loans subject to Extension Elections shall be converted or exchanged into Extended Term Loans on a pro rata basis (subject to such rounding requirements as may be established by the Administrative Agent) based on the aggregate principal amount of Loans included in each such Extension Election or as may be otherwise agreed to in the applicable Extension Amendment. Any Lender not responding within the above time period shall be deemed not to have consented to such extension. The Administrative Agent shall promptly notify the Company and the applicable Lenders of such Lenders’ responses. Extension Amendment. Extended Term Loans shall be established pursuant to an amendment (each, an “Extension Amendment”) to this Agreement (which, notwithstanding anything to the contrary set forth in Section 11.11, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Term Loans) executed by the Company, the Administrative Agent and the Extending Lenders. Each request for an Extension Series of Extended Term Loans proposed to be incurred under this Section 2.16 shall be in an aggregate principal amount that is not less than $20,000,000 or any whole multiple of $1,000,000 in excess thereof or such lower amount as the Company and the Administrative Agent may agree (it being understood that the actual principal amount thereof provided by the applicable Lenders may be lower than such minimum amount). In addition to any terms and changes required or permitted by Section 2.16(a), each of the parties hereto agrees that this Agreement and the other Credit Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent necessary to (i) in respect of each Extension Amendment in respect of Extended Term Loans, amend the scheduled amortization payments pursuant to Section 4.02(a) or the applicable Incremental Term Commitment Agreement, Extension Amendment, Refinancing Amendment or other amendment, as the case may be, with respect to the Existing Term Loan Class from which the Extended Term Loans were exchanged to reduce each scheduled repayment amount for the Existing Term Loan Class in the same proportion as the amount of Loans of the Existing Term Loan Class is to be reduced pursuant to such Extension Amendment (it being understood that the amount of any repayment amount payable with respect to any individual Loan of such Existing Term Loan Class that is not an Extended Term Loan shall not be reduced as a result thereof); (ii) reflect the existence and terms of the Extended Term Loans incurred pursuant thereto; (iii) modify the prepayments set forth in Section 4.02 to reflect the existence of the Extended Term Loans and the application of prepayments with respect thereto and (iv) effect such other amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, to effect the provisions of this Section 2.16, and the Lenders hereby expressly authorize the Administrative Agent to enter into any such Extension Amendment. In connection with any Extension Amendment, the Company shall, if reasonably requested by the Administrative Agent, deliver customary reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Extended Term Loans are provided with the benefit of the applicable Credit Documents.Notwithstanding anything to the contrary contained in this Agreement, on any date on which any Existing Term Loan Class is converted or exchanged to extend the related scheduled maturity date(s) in accordance with paragraph (a) of this Section 2.16, in the case of the existing Loans of each Extending Lender, the aggregate principal amount of such existing Loans shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans so converted or exchanged by such Lender on such date, and the Extended Term Loans shall be established as a separate Class of Loans (together with, in the case of Extended Term Loans, any other Extended Term Loans so established on such date), except as otherwise provided under Section 2.16(a).No conversion or exchange of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.This Section 2.16 shall supersede any provisions in Section 4.1, 4.2 or 11.11 to the contrary. For the avoidance of doubt, any of the provisions of this Section 2.16 may be amended with the consent of the Required Lenders. For the avoidance of doubt, no Extension Amendment shall effect any amendments that would require the consent of each affected Lender or all Lenders pursuant to the proviso in the first paragraph of Section 11.11, unless each such Lender has, or all such Lenders have, as the case may be, given its or their consent to such amendment.Refinancing Amendments.
(a)    Extension of Loans. At any time after the Closing Date, the Company may obtain, from any Lender or any Eligible Transferee, Other Loans to refinance all or any portion of the applicable Class or Classes of Loans then outstanding under this Agreement which will be made pursuant to Other Loan Commitments, in the case of Other Loans pursuant to a Refinancing Amendment; provided that such Other Loans (i) shall rank equal in priority in right of payment with the other Loans and Commitments hereunder, (ii) shall be unsecured or rank pari passu (without regard to the control of remedies) or junior in right of security with any Obligations under this Agreement and, if secured on a junior basis, shall be subject to a Junior Lien Intercreditor Agreement, (iii) if secured, shall not be secured by any property or assets of the Company or its Subsidiaries other than the Collateral, (iv) are not at any time guaranteed by any Subsidiary of the Company other than Subsidiary Guarantors, (v)(A) will have interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, original issue discounts and prepayment terms and premiums as may be agreed by the Company and the Lenders thereof and/or (B) may provide for additional fees and/or premiums payable to the Lenders providing such Other Loans in addition to any of the items contemplated by the preceding clause (A), in each case, to the extent provided in the applicable Refinancing Amendment, (vi) may have optional prepayment terms (including call protection and prepayment terms and premiums) as may be agreed between the Company and the Lenders thereof, (vii) will have a final maturity date no earlier than, and, in the case of Other Loans, will have a Weighted Average Life to Maturity equal to or greater than, the Loans being refinanced (except by virtue of amortization or prepayment of the Loans prior to the time of such refinancing) and (viii) will have such other terms and conditions (other than as provided in foregoing clauses (ii) through (vii)) that are determined by the board of directors of the Company to either (1) reflect market terms and conditions (taken as a whole) at the time of incurrence of such Other Loans (as determined by the Company in good faith) or (2) if otherwise not consistent with the terms of such Class of Loans or Commitments being refinanced, not be materially more restrictive to the Company, when taken as a whole, than the terms of such Class of Loans or Commitments being refinanced, except to the extent necessary to provide for (x) covenants and other terms applicable to any period after the Final Maturity Date of the Class of Loans or Commitments being refinanced in effect immediately prior to such refinancing or (y) subject to the immediately succeeding proviso, a Previously Absent Financial Maintenance Covenant; provided that, notwithstanding anything to the contrary contained herein, if any such terms of the Other Loans contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Final Maturity Date, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Class of Loans; provided, further, that a certificate of an Authorized Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Other Loans, together with a reasonably detailed description of the material terms and conditions of such Indebtedness and drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which is disagrees). Any Other Loans may participate on a pro rata basis, less than a pro rata basis or greater than a pro rata basis in any mandatory prepayments of Loans hereunder (except that, unless otherwise permitted under this Agreement or unless the Class of Loans being refinanced was so entitled to participate on a greater than a pro rata basis in such mandatory prepayments, such Other Loans may not participate on a greater than a pro rata basis as compared to any earlier maturing Class of Loans constituting Obligations in any mandatory prepayments under Section 4.02(b)), as specified in the applicable Refinancing Amendment. In connection with any Refinancing Amendment, the Company shall, if reasonably requested by the Administrative Agent, deliver customary reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Other Loans are provided with the benefit of the applicable Credit Documents.Each Class of Other Commitments and Other Loans incurred under this Section 2.17 shall be in an aggregate principal amount that is not less than $20,000,000 or any whole multiple of $1,000,000 in excess thereof or such lower amount as the Company and the Administrative Agent may agree (or such other amount to repay any Class of outstanding Term Loans in full). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Other Commitments and Other Loans incurred pursuant thereto (including any amendments necessary to treat the Other Loans and/or Other Commitments as Loans and Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, to effect the provisions of this Section 2.17.This Section 2.17 shall supersede any provisions in Section 4.1, 4.2 or 11.11 to the contrary. For the avoidance of doubt, any of the provisions of this Section 2.17 may be amended with the consent of the Required Lenders. For the avoidance of doubt, no Refinancing Amendment shall effect any amendments that would require the consent of each affected Lender or all Lenders pursuant to the proviso in the first paragraph of Section 11.11, unless each such Lender has, or all such Lenders have, as the case may be, given its or their consent to such amendment. No Lender shall be under any obligation to provide any Other Commitment unless such Lender executes a Refinancing Amendment.Fees; Reductions of Commitment.
3.01 Agent Fees. The Company agrees to pay to each Agent, for its own account, such fees as are agreed to in writing by the Company and each Agent from time to time.
3.02 Mandatory Reduction of Commitments.
(k)The Commitment of each Lender shall terminate in its entirety on the Closing Date (after giving effect to the incurrence of Loans on such date).
(l)Each Incremental Term Commitment made pursuant to an Incremental Term Commitment Agreement shall be terminated in its entirety on the respective Incremental Term Commitment Date, in each case after giving effect to the making of the respective Incremental Loans on such date.
SECTION 4.    Prepayments; Payments; Taxes.
4.01 Voluntary Prepayments.
(a)    The Company shall have the right to prepay Loans, without premium or penalty (except for amounts owing under Section 2.11 and except as set forth in the following paragraphs), in whole or in part from time to time on the following terms and conditions:
(xiii)the Company shall give the Administrative Agent at its Notice Office (A) at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans or (B) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, which notice (in each case) shall specify the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which such Eurodollar Loans were made, which notice the Administrative Agent shall promptly transmit to each of the Lenders;
(xiv)each partial prepayment in respect of any Loans shall be in an aggregate principal amount of at least the applicable Minimum Amount and, if greater, in integral multiples as set forth in the definition of Minimum Amount; provided that no such voluntary partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Amount;
(xv)each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and
(xvi)each prepayment of Loans pursuant to this Section 4.01 shall be applied to the then remaining Scheduled Repayments and Incremental Scheduled Repayments in such order as the Company shall specify to the Administrative Agent in writing at the time of such prepayment, and if the Company fails to so specify the application of such prepayment at the time of such prepayment, then such prepayment shall be applied to reduce the then remaining Scheduled

Repayments and Incremental Scheduled Repayments in direct order of maturity (based upon the then remaining principal amount of each such Scheduled Repayment and Incremental Scheduled Repayment).
(b)    Notwithstanding anything in any Credit Document to the contrary, so long as (x) no Default has occurred and is continuing and (y) purchases or payments of Loans pursuant to this Section 4.01(b) are not funded with the proceeds of ABL Loans, any Credit Party may (I) purchase outstanding Loans on a non-pro rata basis through open market purchases or (II) prepay the outstanding Loans, which shall, in each case, for the avoidance of doubt, be automatically and permanently canceled immediately upon acquisition by the Credit Parties, and in the case of this clause (II) only, which shall be prepaid on the following basis:
(iii)Any Credit Party shall have the right to make a voluntary prepayment of Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 4.01(b) and without premium or penalty.
(iv)(A) Any Credit Party may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the relevant Credit Party, to (x) each Lender and/or (y) each Lender with respect to any Class of Loans on an individual Class basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable Class, the Class or Classes of Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different Classes of Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 4.01(b)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”).
(B)Each Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the Classes of such Lender’s Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.
(A)If there is at least one Discount Prepayment Accepting Lender, the relevant Credit Party will make a prepayment of outstanding Loans pursuant to this paragraph (ii) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and Classes of Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (B) above; provided that, if the aggregate principal amount of Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Credit Party and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Credit Party of the respective Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the Classes of Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, Class and Type of Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the applicable Credit Party and such Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the applicable Credit Party shall be due and payable by such Credit Party on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).
(iii)    (A) Any Credit Party may from time to time solicit Discount Range Prepayment
Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Credit Party, to (x) each Lender and/or (y) each Lender with respect to any Class of Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Loans (the “Discount Range Prepayment Amount”), the Class or Classes of Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Loans with respect to each relevant Class of Loans willing to be prepaid by such Credit Party (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different Classes of Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 4.01(b)), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the applicable Credit Party shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Loans of the applicable Class or Classes and the maximum aggregate principal amount and Classes of such Lender’s Loans (the “Submitted Amount”) such Lender is willing to have prepaid at the Submitted Discount. Any Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Loans at any discount to their par value within the Discount Range.

(B)The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Credit Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Loans to be prepaid at such Applicable Discount in accordance with this subsection (iii). The relevant Credit Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by the Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (C)) at the Applicable Discount (each such Lender, a “Participating Lender”).
(A)If there is at least one Participating Lender, the relevant Credit Party will prepay the respective outstanding Loans of each Participating Lender in the aggregate principal amount and of the Classes specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Credit Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Credit Party of the respective Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and Classes of Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and Classes of such Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Credit Party and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the applicable Credit Party shall be due and payable by such Credit Party on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).
(iv)    (A) Any Credit Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Credit Party, to (x) each Lender and/or (y) each Lender with respect to any Class of Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate amount of the Loans (the “Solicited Discounted Prepayment Amount”) and

the Class or Classes of Loans the applicable Credit Party is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different Classes of Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 4.01(b)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the applicable Credit Party shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Solicited Discounted Prepayment Response Date”). Each Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Lender is willing to allow prepayment of its then outstanding Loan and the maximum aggregate principal amount and Classes of such Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount. Any Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Loans at any discount.
(C)The Auction Agent shall promptly provide the relevant Credit Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Credit Party shall review all such Solicited Discounted Prepayment Offers and select the smallest of the Offered Discounts specified by the relevant responding Lenders in the Solicited Discounted Prepayment Offers that is acceptable to such Credit Party (the “Acceptable Discount”), if any. If such Credit Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Credit Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (B) (the “Acceptance Date”), such Credit Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from such Credit Party by the Acceptance Date, such Credit Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers.
(B)Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with such Credit Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the Classes of Loans (the “Acceptable Prepayment Amount”) to be prepaid by the relevant Credit Party at the Acceptable Discount in accordance with this Section 4.01(b). If the applicable Credit Party elects to accept any Acceptable Discount, then such Credit Party agrees to accept all Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The applicable Credit Party will prepay outstanding Loans pursuant to this subsection (iv) to each Qualifying Lender in the aggregate principal amount and of the Classes specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Credit Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the relevant Credit Party of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Loans and the Classes to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the Classes of such Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Credit Party and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Credit Party shall be due and payable by such Credit Party on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).
(v)In connection with any Discounted Term Loan Prepayment, the Credit Parties and the Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from a Credit Party to such Auction Agent for its own account in connection therewith.
(xvii)If any Loan is prepaid in accordance with subsections (ii) through (iv) above, a Credit Party shall prepay such Loans on the Discounted Prepayment Effective Date. The relevant Credit Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 12:00 p.m., New York time, on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the relevant Class(es) of Loans and Lenders as specified by the applicable Credit Party in the applicable offer. The Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Loans pursuant to this Section 4.01(b) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective applicable share as calculated by the Auction Agent in accordance with this Section 4.01(b). The aggregate principal amount of the Classes and installments of the relevant Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the Classes of Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. In connection with each prepayment pursuant to this Section 4.01(b), the relevant Credit Party shall make a customary representation to the assigning or assignee Lenders, as applicable, that it does not possess material non-public information with respect to the Company and its Subsidiaries that either (1) has not been disclosed to the Lenders generally (other than Lenders that have elected not to receive such information) or (2) if not disclosed to the Lenders, would reasonably be expected to have a material effect on, or otherwise be material to (A) a Lender’s decision to participate in any such Discounted Term Loan Prepayment or (B) the market price of such Loans, or shall make a statement that such representation cannot be made.
(vii)To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 4.01(b), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the applicable Credit Party.
(ii)Notwithstanding anything in any Credit Document to the contrary, for purposes of this Section 4.01(b), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.
(iii)Each of the Credit Parties and the Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 4.01(b) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent who actually performed activities under this Section 4.01(b) and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 4.01(b) as well as activities of the Auction Agent.
(iv)Each Credit Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date, Discount Range Prepayment Response Date or Solicited Discounted Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Credit Party to make any prepayment to a Lender, as applicable, pursuant to this Section 4.01(b) shall not constitute a Default or Event of Default under Section 9 or otherwise).
(v)Each Lender acknowledges that in connection with the prepayment of any Loans pursuant to Section 4.01(b)(II), (A) such Lender has independently and without reliance on the Company or any of its Subsidiaries made such Lender’s own analysis and determined to enter into an assignment of such Term Loans and to consummate the transactions contemplated thereby notwithstanding such Lender’s lack of knowledge of the Excluded Information and (B) the Company and its Subsidiaries shall have no liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Company and its Subsidiaries, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information. Each Lender further acknowledges that the Excluded Information may not be available to the Administrative Agent, the Auction Agent or the other Lenders hereunder.
The foregoing notwithstanding, in the event that, on or prior to the date that is six months following the ClosingAmendment No. 4 Effective Date, the Company (x) makes any prepayment of Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Company shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, without duplication, (I) in the case of clause (x), a prepayment premium of 1% of the principal amount of the Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate principal amount of the applicable Loans outstanding immediately prior to such amendment and that is prepaid or refinanced pursuant to such amendment with the incurrence of long-term bank debt financing.
4.02 Mandatory Repayments.
(m)(i) In addition to any other mandatory repayments pursuant to this Section 4.02, on the last Business Day of each fiscal quarter (beginning with the last Business Day of November, 2016) (each, a “Scheduled Repayment Date”), the Company shall repay a principal amount of the Loans, to the extent then outstanding, as is set forth opposite each such fiscal quarter below or the Final Maturity Date, as applicable (each such repayment, as the same may be reduced as provided in Section 4.01 or 4.02(f), a “Scheduled Repayment”):
Scheduled Repayment Dates    Amount
Each fiscal quarter ending from November, 2016
through August, 2023    $875,000
The Final Maturity Date    All remaining
amounts
(ii)    In addition to any other mandatory repayments pursuant to this Section 4.02, the Company shall be required to make, with respect to Incremental Loans or any Class of Extended Term Loans, to the extent then outstanding, scheduled amortization payments of such Incremental Loans or Extended Term Loans on the dates and in the principal amounts set forth in the respective Incremental Term Commitment Agreement or Extension Amendment (each such date, an “Incremental Scheduled Repayment Date,” and each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(f), an “Incremental Scheduled Repayment”).
(n)In addition to any other mandatory repayments pursuant to this Section 4.02, within one Business Day following each date after the Closing Date upon which the Company and/or any of its Subsidiaries receives any proceeds from any incurrence of Indebtedness (excluding any Indebtedness permitted to be incurred pursuant to Section 8.04 as such Section 8.04 is in effect on the Closing Date), an amount equal to 100% of the cash proceeds therefrom (net of underwriting discounts or placement discounts and commissions and other reasonable fees and costs associated therewith) shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(f) and (g).
(o)In addition to any other mandatory repayments pursuant to this Section 4.02, within one Business Day following each date on and after the Closing Date upon which the Company and/or any of its Subsidiaries receives Cash Proceeds from any Asset Sale made pursuant to Section 8.02(ii) (in excess of $15,000,000 per fiscal year of the Company), an amount equal to 100% of the Net Cash Proceeds therefrom shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(f) and (g); provided that such Net Cash Proceeds shall not be required to be so applied on such date if no Default or Event of Default then exists and the Company delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used either to purchase (i) assets used or to be used in the business of the Company or its Subsidiaries in compliance with this Agreement or (ii) equity interests in a Person engaged in a business of a type described in Section 8.10 in connection with a Permitted Acquisition, in each case within 270 days following the date of such Asset

Sale (which certificate shall set forth the estimates of the proceeds to be so expended), and provided, further, that if all or any portion of such Net Cash Proceeds not so applied in accordance with Sections 4.02(f) and (g) are not so used within such 270 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment as provided above in this Section 4.02(c).
(d)In addition to any other mandatory repayments pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to the remainder of (A) applicable ECF Percentage of the Excess Cash Flow for the relevant Excess Cash Payment Period minus (B) the aggregate principal amount of all voluntary prepayments of ABL Loans and Loans (but, in the case of the ABL Loans, only to the extent accompanied by a voluntary reduction to the “Commitments” as defined in the ABL Credit Agreement) during such period, or at the Company’s election, following such Excess Cash Payment Period and prior to the Excess Cash Payment Date, in each case to the extent made with internally generated funds, shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(f) and (g).
(p)In addition to any other mandatory repayments pursuant to this Section 4.02, within 10 days following each date after the Closing Date on which the Company or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment in accordance with the requirements of Sections 4.02(f) and (g); provided that so long as no Default or Event of Default then exists and to the extent such proceeds do not exceed $30,000,000, such proceeds shall not be required to be so applied on such date to the extent that the Company has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be (or have been, as the case may be) used to repair, replace or restore any properties or assets in respect of which such proceeds were paid or purchase assets used or to be used in the business of the Company or its Subsidiaries in compliance with this Agreement (i) within 360 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) or (ii) on or after the date of the event giving rise to the relevant Recovery Event so long as such date is not more than 60 days prior to the date of such Recovery Event (which certificate shall set forth the amounts of the proceeds actually expended); provided, further, that if all or any portion of such proceeds not required to be applied in accordance with Sections 4.02(f) and
(g)pursuant to the preceding proviso are not so used within the periods provided in the immediately preceding proviso, such remaining portion shall be applied on the last day of such period as a mandatory repayment in accordance with the requirements of Sections 4.02(f) and (g).
(f)Each amount required to be applied pursuant to Sections 4.02(b), (c), (d) and (e) in accordance with this Section 4.02(f) shall be applied to repay the outstanding principal amount of Loans; provided, however, that (x) if at the time of any mandatory repayment pursuant to this Section 4.02(f) the ABL Borrowing Availability is less than $20,000,000 (or, in the case of amounts required to be applied pursuant to Section 4.02(d), $25,000,000, such mandatory repayment instead shall be applied (i) first, to repay the outstanding principal amount of the ABL Loans in an amount necessary to cause the ABL Borrowing Availability to be equal to $20,000,000 (or, in the case of amounts required to be applied pursuant to Section 4.02(d), $25,000,000), and (ii) second, to repay the outstanding principal amount of the Loans, and (y) without limiting the provisions of preceding subclause (x), if as part of any Asset Sale or Recovery Event, any Collateral is being sold or has been damaged or taken (as the case may be) that is used in calculating the Borrowing Base (as defined in the ABL Credit Agreement) then the amount of the Net Cash Proceeds from such Asset Sale or the net proceeds from such Recovery Event (as the case may be) that is attributable to such Collateral shall be applied to the outstanding ABL Loans in an amount equal to the value of such Collateral for which credit is given in such Borrowing Base (immediately prior to such Asset Sale or Recovery Event), and the remaining portion of such Net Cash Proceeds or net insurance proceeds shall be applied as a mandatory repayment in accordance with the requirements of Section 4.02(c) or (e), as the case may be.

(g)With respect to each repayment of Loans required by this Section 4.02, the Company may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which such Loans were made; provided that: (i) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Amount, such Borrowing shall be immediately converted into a Borrowing of Base Rate Loans; (ii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; (iii) each repayment shall be applied to all outstanding Incremental Loans on a pro rata basis; (iv) each repayment shall be applied to all outstanding Extended Term Loans on a pro rata basis; and (v) each prepayment of Loans and Incremental Loans pursuant to this Section 4.02 shall be applied to the then remaining Scheduled Repayments and Incremental Scheduled Repayments on a pro rata basis.
(q)All outstanding Loans, Incremental Loans and Extended Term Loans shall be repaid on the Final Maturity Date. The Company shall repay to the Administrative Agent for the ratable account of the Lenders holding Original Loans that are not Converted Term B-1 Loans, the outstanding principal amount of such Original Loans that are not Converted Term B-1 Loans on the Closing Date.
(r)Notwithstanding any other provisions of this Section 4.02, (A) to the extent that any or all of the Net Cash Proceeds of any Asset Sale by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 4.02(c) (a “Foreign Disposition”), the Net Cash Proceeds of any Recovery Event from a Foreign Subsidiary (a “Foreign Casualty Event”), or Excess Cash Flow attributable to a Foreign Subsidiary are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 4.02 but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Company hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions reasonably required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be promptly effected and an amount equal to such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 4.02 to the extent otherwise provided herein and (B) to the extent that the Company has determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition, any Foreign Casualty Event or Excess Cash Flow attributable to a Foreign Subsidiary would have a material adverse tax cost consequence (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation) with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary.
4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto no later than 12:00 Noon (local time in the city in which such payments are to be made) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

4.04 Net Payments; Taxes.
(s)All payments made by or on behalf of any Obligation will be made without setoff, counterclaim or other defense. Except as required by applicable law, all such payments will be made free and clear of, and without deduction or withholding for, any Taxes. If any Taxes are required by applicable law to be withheld or deducted by any applicable withholding agent from any such payments, (i) the applicable withholding agent shall make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and (ii) to the extent such Taxes constitute Indemnified Taxes, the amount payable by the applicable Credit Party to the Administrative Agent or such Lender shall be increased as necessary so that every payment of all amounts due under this Agreement or under any other Credit Document, after such withholding or deduction for or on account of any Indemnified Taxes (including such withholding or deduction applicable to such additional amounts payable under this Section 4.04) received by each Lender (or, in the case of a payment received by the Administrative Agent for its own account, the Administrative Agent) will not be less than the amount it would have received had not such deduction or withholding been made.
(t)The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment or, any Other Taxes.
(u)The Company will furnish to the Administrative Agent, within 45 days after the payment of any Taxes by any Credit Party to any Governmental Authority pursuant to this Section 4.04, certified copies of Tax receipts issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(v)The Company agrees to indemnify and hold harmless each Lender and the
Administrative Agent, and reimburse such Lender or Administrative Agent within 10 days after its written request, for the amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.04) payable or paid by such Lender or Administrative Agent or required to be withheld or deducted from a payment to such Lender or Administrative Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth such payment or liability delivered to Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(w)(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4.04(e)(ii)(A), (ii)(B), and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender agrees that if any form, certification or other documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such documentation or promptly notify the Company and the Administrative Agent of its legal ineligible to do so.
(ii)    Without limiting the generality of the foregoing,
(A)    Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), two accurate and complete original signed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), two accurate and complete original signed copies of whichever of the following is applicable:
a.Internal Revenue Service Form W-8ECI;
b.In the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party, Internal Revenue Service Form W-8BEN or Form W-8BEN-E, as applicable, certifying to such Lender’s entitlement to the benefits of such treaty;
c.In the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (1) a certificate substantially in the form of Exhibit C-1 to the effect that such Lender is not a “Bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (with respect to the portfolio interest exemption); or
d.To the extent a Lender is not the beneficial owner, Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Form W-8BEN, or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;
(C)    Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall, to the extent it is legally eligible to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    If a payment to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA”: shall include any amendments made to FATCA after the date of this Agreement.
(iii)Notwithstanding any other provision of this Section 4.04(e), no Lender shall be required to deliver any form or other documentation pursuant to this Section 4.04(e) that it is not legally eligible to deliver.
(vi)Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 4.04(e).
(f)    If the Company pays any additional amount under this Section 4.04 to a Lender and such Lender determines in its sole discretion exercised in good faith that it has actually received any refund of any Taxes with respect to such additional amount , such Lender shall pay to the Company an amount equal to such refund (but only to the extent of additions amounts and indemnity payments made under this Section 4.04 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that (i) the Company, upon the request of such Lender, shall repay to such Lender the amount paid over pursuant to this Section 4.04(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender is required to repay such refund to such Governmental Authority; (ii) nothing in this Section 4.04(f) shall require a Lender to make available its Tax returns or disclose any other information that the Company deems confidential to the Company or any other Person; and (iii) no Lender shall be required to pay any amounts pursuant to this Section 4.04(f) at any time a Default or Event of Default exists. Notwithstanding anything to the contrary, in no event will any Lender be required to pay any amount to the Company the payment of which would place such Lender in a less favorable net after-Tax position than such Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.
SECTION 5.    Conditions Precedent to Closing Date. The effectiveness of the restatement of the Original Credit Agreement contemplated by this Agreement is subject to the satisfaction of the following conditions:

(a)Execution of Agreement. On or prior to the Closing Date the Administrative Agent shall have received a counterpart of this Agreement executed and delivered by the Company.
(b)Opinions of Counsel. On the Closing Date, the Administrative Agent shall have received (i) from Vorys, Sater, Seymour and Pease LLP, counsel to the Company and its Subsidiaries, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Closing Date covering the matters set forth in Exhibit D and (ii) from local counsel to the Company and its Subsidiaries reasonably satisfactory to the Administrative Agent, opinions addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Closing Date, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover such matters incident to the transactions contemplated herein and in the other Credit Documents as the Administrative Agent may reasonably request.
(c)Corporate Documents; Proceedings. On the Closing Date, the Administrative Agent shall have received a certificate, dated the Closing Date, signed by an Authorized Officer of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, substantially in the form of Exhibit E with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or their equivalents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent; and all Business and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Business proceedings, governmental approvals, good standing certificates and bring-down certificates, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper Business or governmental authorities.
(d)[Reserved]
(e)Litigation. There shall be no litigation, arbitration, administrative proceeding or consent decree that could reasonably be expected to (1) have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, or (2) materially impair the ability of the parties to consummate the TransactionTransactions.
(f)Financial Statements; Pro Forma Financials; Projections. On or prior to the Closing Date, the Administrative Agent shall have received true and correct copies of the historical financial statements, the pro forma financial statements and the Projections referred to in Sections 6.05(a), (c) and (d).
(g)Fees. The Amendment No. 3 Joint Lead Arrangers and Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the legal fees and expenses of Cahill Gordon & Reindel LLP, special counsel to the Agent, and the fees and expenses of any local counsel, foreign counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by the Company hereunder or under any other Credit Document.
(h)No Default; Representations and Warranties. On the Closing Date, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents shall be true and correct to the extent contemplated by the preamble provision to Article VI.
(i)    Officer’s Certificate. On the Closing Date, the Administrative Agent shall have received a certificate dated such date signed by the President or any Vice President of the Company stating that all of the applicable conditions set forth in clauses (h), (j) and (p) have been met.
(j)    Consummation of the TransactionTransactions
(xviii)On or prior to the Closing Date, the Company shall have consummated the Refinancing.
(xix)On the Closing Date and after giving effect to the consummation of each component of the TransactionTransactions to be consummated on or prior to the Closing Date, the Company and its Subsidiaries shall have no indebtedness for money borrowed or preferred stock outstanding other than (i) the Loans, (ii) the ABL Loans and ABL Letters of Credit, (iii) intercompany Indebtedness among the Credit Parties, (iv) the Senior Notes, subject to the immediate deposit of the redemption funds with the trustee under the Senior Note Indenture and contemporaneous satisfaction and discharge of the Senior Notes in accordance with the terms of the Senior Note Indenture on or about the Closing Date and (v) certain other indebtedness existing on the Closing Date as listed on Schedule 5(j)(vi).
(k)    Consents. The Administrative Agent shall be satisfied that all requisite Governmental Authorities and third parties shall have approved or consented to the Transaction Transactions, and there shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transaction Transactions or the other transactions contemplated hereby.
(l)    Margin Regulations. After giving effect to the TransactionTransactions, including the making of Loans and the use of proceeds thereof, the Company shall not be in violation of the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
(m)    Security Documents. On the Closing Date, each Credit Party shall have duly authorized, executed and delivered the Security Agreement, the Pledge Agreement and such amendments and supplements to the Security Documents as the Administrative Agent shall reasonably require to ensure the continued perfection of the security interests of the Collateral Agent in the Collateral together with proper financing statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) or amendments to such financing statements, fully executed (to the extent necessary) for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Documents.
(n)    ABL/Term Loan Intercreditor Agreement and ABL Credit Documents. On the Closing Date, (i) each Credit Party, the Collateral Agent (for and on behalf of the Secured Creditors) and the ABL Collateral Agent (for and on behalf of the lenders under the ABL Credit Agreement and JPMorgan Chase Bank, N.A., as administrative agent under the ABL Credit Agreement) shall have duly authorized, executed and delivered the ABL/Term Loan Intercreditor Agreement in the form of Exhibit K and (ii) the Administrative Agent shall have received from the

Company any other amendments to the ABL Documents, which shall be in a form and substance reasonably satisfactory to the Administrative Agent.
(o)Solvency Certificate. On the Closing Date, the Administrative Agent shall have received a solvency certificate from the chief financial officer of the Company in the form of Exhibit L.
(i)Notice of Borrowing. Prior to the making of the Term B-2 Loans, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.03(a).
(j)Notes. There shall have been delivered to the Administrative Agent for the account of each of the Lenders requesting them the appropriate Notes in each case executed by the Company and in the amount, maturity and as otherwise provided herein.
(k)Flood Due Diligence. A completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination, and for the Mortgaged Property on which improvements are located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Credit Parties and (y) evidence of insurance required by Section 7.03(c) in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.
(l)Perfection Certificate. On or prior to the Closing Date the Administrative Agent shall have received a Perfection Certificate executed and delivered by the Company and each Guarantor.
(m)USA PATRIOT Act. No later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information reasonably requested with respect to any Credit Party in writing by any Initial Lender at least ten Business Days in advance of the Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
(n)Lien Searches. On or prior to the Closing Date, the Administrative Agent shall have received copies of recent lien, bankruptcy, judgment, copyright, patent and trademark searches in each jurisdiction reasonably requested by the Administrative Agent with respect to each Credit Party, none of which encumber Collateral (other than Liens permitted hereunder).
(o)Agency Resignation, Appointment, Assignment and Assumption Agreement. On or prior to the Closing Date, the Administrative Agent shall have received the Agency Resignation, Appointment, Assignment and Assumption Agreement.
(p)Guarantee. On or prior to the Closing Date the Administrative Agent shall have received the Guarantee.
SECTION 6.    Representations and Warranties. In order to induce the Lenders to enter into this Agreement and to make the Loans as provided herein, the Company makes the following representations and warranties, on behalf of itself and its Subsidiaries, in each case after giving effect to the Transaction consummated on the Closing Date and the date of each other Credit Event, as applicable, with the occurrence of each Credit Event on the Closing Date and the date of each other Credit Event, as applicable, being deemed to constitute a representation and warranty that the matters specified in this

Section 6 are true and correct in all material respects (except that any representation or warranty that is qualified by its terms as to materiality or as to a Material Adverse Effect shall be true and correct in all respects) on and as of the date when made (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that any representation or warranty that is qualified by its terms as to materiality or as to a Material Adverse Effect shall be true and correct in all respects) only as of such specified date):
6.01    Status. Each of the Company and its Subsidiaries (i) is a duly organized and validly existing corporation, limited partnership or limited liability company in good standing under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect, (ii) has the corporate, limited partnership or company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
6.02 Power and Authority. Each Credit Party has the corporate, limited partnership or limited liability company power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate, partnership or limited liability company action to authorize the execution, delivery and performance by it of each such Document. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (regardless of whether considered in proceedings in equity or at law) and an implied covenant of good faith and fair dealing.
6.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with, or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and the ABL Security Documents) upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Company or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws or other organizational documents, as applicable, of the Company or any of its Subsidiaries.
6.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required (i) to authorize, or is required in connection with, the execution, delivery and performance of any Document by any Credit Party or (ii) to ensure the legality, validity, binding effect or enforceability of any such Document with respect to any Credit Party, except those (A) which have been obtained or made, (B) the absence of which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (C) for filings and recordings required to perfect the security interests created under the Security Document and the ABL Security Documents.

6.05    Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc.
(x)(i) The audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year of the Company ended November 30, 2015 and the related consolidated statements of income, cash flows and shareholders’ equity of the Company and its Subsidiaries for such fiscal year, and (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries for the two fiscal quarters of the Company ended May 31, 2016 and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal quarters present fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries at the dates of said financial statements and the results for the periods covered thereby, subject, in the case of the unaudited financial statements, to normal year-end adjustments. All such financial statements have been prepared in accordance with GAAP consistently applied, except to the extent provided in the notes to said financial statements.
(y)On and as of the Closing Date, on a pro forma basis after giving effect to the Transaction and to all Indebtedness incurred, and to be incurred (including, without limitation, the Loans and the additional ABL Loans, if any) and Liens created, and to be created, by each Credit Party in connection therewith, with respect to the Company and its Subsidiaries (on a consolidated basis), (x) the sum of the assets, at Fair Value, of each of the Company and its Subsidiaries (on a consolidated basis) will exceed their debts, (y) they have not incurred nor intended to, nor believe that they will, incur debts beyond their ability to pay such debts as such debts mature and (z) they will have sufficient capital with which to conduct their business. For purposes of this Section 6.05(b), (A) “debt” means any liability on a claim, and “claim” means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and (B) the amount of any contingent liability at any time shall be computed as the amount that, in light of all facts and circumstances existing at such time (including after giving effect to any claims of contribution, subrogation or other reimbursement rights), can reasonably be expected to become a liquidated, matured and fixed liability to the extent such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5.
(z)The pro forma consolidated balance sheet of the Company as of May 31, 2016 as reflected in the Confidential Information Memorandum, a copy of which has heretofore been furnished to each Lender, presents good faith estimate of the consolidated pro forma financial condition of the Company after giving effect to the Transaction at the date thereof.
(aa)The Projections are based on good faith estimates and assumptions made by the management of the Company, and on the Closing Date such management believed that the Projections were reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections probably will differ from the projected results and that the differences may be material.
(ab)Except (i) as fully disclosed in the financial statements referred to in Section 6.05(a)(i) and (ii) for the Indebtedness permitted pursuant to Section 8.04, there were as of the Closing Date no liabilities or obligations with respect to the Company or any of its respective Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. As of the Closing Date and except for the Indebtedness permitted pursuant to Section 8.04, the Company knows of no reasonable basis for the assertion against it or any of its respective Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements referred to in Section 6.05(a) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(f)    After giving effect to the Transaction, since November 30, 2015, there has been no change in the condition (financial or otherwise), business, operations, assets or liabilities of the Company or any of its Subsidiaries that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
6.06 Litigation. There are no actions, suits or proceedings pending or, to the
Knowledge of the Company or any of its Subsidiaries, threatened (i) with respect to any Document or (ii) that could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.
6.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Company or any of its Subsidiaries in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided; provided that, with respect to projected financial information, (a) the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time and (b) no representation or warranty is made as to the impact of future general economic conditions or as to whether the Company and its Subsidiaries’ projected consolidated results as set forth in the projected financial information will actually be realized, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results for the periods covered by the projected financial information may differ materially from such financial projections.
6.08 Use of Proceeds; Margin Regulations.
(ac)All proceeds of Term B-2 Loans made on the Closing Date shall be used by the Company to finance the Transactions and, to the extent of any excess of loan proceeds over those necessary to finance the Transactions, for general corporate purposes.
(ad)The proceeds of Incremental Loans shall be utilized for the general corporate purposes of the Company and its Subsidiaries (including, without limitation, to finance Permitted Acquisitions, to pay fees and expenses in connection therewith, to prepay or repay the ABL Loans and other Indebtedness and to fund Dividends to the extent permitted by this Agreement).
(ae)No part of the proceeds of any Loan or Incremental Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. The making of any Loan or Incremental Loan and the use of the proceeds thereof will not violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
6.09 Tax Returns and Payments. Each of the Company and each of its Subsidiaries has timely filed or caused to be timely filed (including pursuant to any valid extensions of time for filing) with the appropriate Governmental Authority, all material returns, statements, forms and reports for Taxes (the “Returns”) required to be filed by or with respect to the income, properties or operations of each of the

Company and its Subsidiaries, as the case may be. The Returns accurately reflect in all material respects all liability for Taxes of the Company and its Subsidiaries as a whole for the periods covered thereby. Each of the Company and its Subsidiaries have paid all material Taxes payable by them (including in its capacity as withholding agent) which have become due other than those contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, consistently applied, and which would not individually or in the aggregate cause a Material Adverse Effect. There is no action, suit, proceeding, investigation, audit, or claim now pending regarding any material Taxes relating to the Company or any of its Subsidiaries. As of the Closing Date, neither the Company nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of any material Taxes of the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has incurred, or will incur, any material Tax liability in connection with the Transaction or any other transactions contemplated hereby (it being understood that the representation contained in this sentence does not cover any future Tax liabilities of the Company or any of its Subsidiaries arising as a result of the operation of their businesses in the ordinary course of business). The Company and each of its Subsidiaries have made adequate provision in accordance with GAAP for all material Taxes not yet due and payable. Neither the Company nor any of its Subsidiaries have ever been a party to any “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Section 1.6011-4(b) of the Treasury Department Regulations, except as could not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect.
6.10 ERISA; Foreign Pension Plans.
(af)No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan. Using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Company and each ERISA Affiliate to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan, would not reasonably be expected to result in a Material Adverse Effect.
(ag)Each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities except to the extent that the failure to comply therewith would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has incurred any obligation in an amount that would reasonably be expected to result in a Material Adverse Effect in connection with the termination of or withdrawal from any Foreign Pension Plan.
(ah)The Company is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments;
6.11 The Security Documents.
(a)    The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in, and/or Lien on, all right, title and interest of each Credit Party in all of the Security Agreement Collateral described therein, and each Security Document (upon filing of financing statements, delivery of control agreements, and delivery of possession or other requirements with respect to equity interests of Foreign

Subsidiaries as set forth therein) creates a fully perfected First Priority Lien on, and/or security interest in, all right, title and interest of such Credit Party in all of the Security Agreement Collateral described therein to the extent the Security Agreement Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the UCC, possession or by control, subject to no other Liens other than Permitted Liens (and subject to the terms of the ABL/Term Loan Intercreditor Agreement). The recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement are effective, under applicable law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement.
(c)The provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent, as Pledgee for the benefit of the Secured Creditors a legal, valid and enforceable security interest in, and/or Lien on, all right, title and interest of each Credit Party in all of the Pledge Agreement Collateral and the security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors under the Pledge Agreement constitute (upon filing of financing statements, delivery of control agreements, and delivery of possession or other requirements with respect to equity interests of Foreign Subsidiaries as set forth therein) first priority perfected security interests in the Pledged Securities (assuming, in respect of certificated stock and securities constituting promissory notes, the Collateral Agent’s continuous possession thereof) described in the Pledge Agreement, subject to no security interests of any other Person (other than Permitted Liens (and subject to the terms of the ABL/Term Loan Intercreditor Agreement) described in clauses (y) and (z) of Section 8.01(v)). Except as provided in the immediately preceding sentence, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement (other than filings of proper UCC-1 Financing Statements in respect of the Pledged Securities constituting promissory notes and uncertificated equity interests, which filings have been made).
(ai)Each of the Mortgages will create, upon the filing thereof, as security for the obligations purported to be secured thereby, a valid and enforceable (upon satisfaction of any filing or other requirements set forth therein) and perfected first priority mortgage lien and security interest in the respective Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons and subject to no other Liens (except Permitted Encumbrances).
6.12 Properties; No Recovery Event. (a) All Real Property owned or leased by the Company or any of its Domestic Subsidiaries as of the Closing Date, and the nature of the interest therein, is set forth in Schedule 6.12. Each of the Company and each of its Subsidiaries has good and marketable title to all material properties owned by it, and a valid leasehold interest in all material property leased by it, including (in each case) all material property reflected in the most recent historical balance sheets referred to in Section 6.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement), free and clear of all Liens, other than Permitted Encumbrances. (b) Neither the Company nor any Subsidiary has received any notice of, nor has Knowledge of, the occurrence or pendency or contemplation of any casualty or condemnation affecting all or any portion of its property.
6.13 Capitalization. On the Closing Date, the authorized capital stock of the Company is as disclosed in the Company’s Form 10-K for the fiscal year ended November 30, 2015. All such outstanding capital stock has been duly and validly issued and, except as set forth on Schedule 6.13, are free of preemptive rights and subject to no security interests of any other Person (other than Permitted Liens). Except as set forth on Schedule 6.13, neither the Company nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its membership interests or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its membership interests.
6.14 Subsidiaries. Schedule 6.14 lists each Subsidiary of the Company, and the direct and indirect ownership interest of the Company therein, in each case as of the Closing Date.
6.15 Compliance with Statutes, etc. Each of the Company and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
6.16 Investment Company Act. Neither the Company nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.
6.17 Environmental Matters.
(aj)Each of the Company and each of its Subsidiaries, their respective operations and Real Property is in compliance with and has no liability under Environmental Law, and has obtained and is in compliance with any permits, registrations or approvals issued or required under such Environmental Law. Except with respect to matters that would not result in a Material Adverse Effect, there is no past or pending or, to the Knowledge of the Company or any of its Subsidiaries, nor has the Company received written notice of, a threatened Environmental Claim against the Company or any of its Subsidiaries or any Real Property currently or, to the Knowledge of the Company or any of its Subsidiaries, previously owned, leased or operated by the Company or any of its Subsidiaries or any of their respective predecessors in interest. There are no facts, circumstances, conditions or occurrences on any Real Property currently owned, leased or operated by the Company or any of its Subsidiaries or, to the Knowledge of the Company or any of its Subsidiaries, on any formerly owned or operated Real Property that could reasonably be expected (i) to result in any non-compliance with any Environmental Law, or to form the basis of an Environmental Claim against the Company or any of its Subsidiaries or any currently owned or operated Real Property or (ii) to cause any such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability of such Real Property by the Company or any of its Subsidiaries under Environmental Law.
(ak)Neither the Company nor any of its Subsidiaries is obligated to perform any action or otherwise incur any expense under Environmental Law pursuant to any order, decree, judgment or agreement by which it is bound or has assumed by contract, agreement or operation of law, and none of them are conducting or financing any response action or other corrective action pursuant to Environmental Law with respect to any Real Property or any other location.
(al)No person with an indemnity or contribution obligation to the Company or any of its Subsidiaries relating to compliance with or liability under Environmental Law is in default with respect to such obligation.
(am)The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any notification, registration, filing, reporting, disclosure, remediation or cleanup pursuant to any Environmental Law.

(e)    Notwithstanding anything to the contrary in this Section 6.17, the representations made in this Section 6.17 shall only be untrue if the effect of all violations, claims, restrictions, failures, noncompliance, liabilities and other circumstances of the types described above could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
6.18 Labor Relations. Except as disclosed on Schedule 6.18, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Company or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the Company’s Knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Company or any of its Subsidiaries or for any similar purpose, (d) there is no pending or (to the Company’s Knowledge) threatened, strike or work stoppage and (e) there is no pending or (to the Company’s
Knowledge) threatened unfair labor practice claim, or other labor dispute against or affecting the Company or its Subsidiaries or their employees that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
6.19 Patents, Licenses, Franchises and Formulas. Each of the Company and each of its Subsidiaries owns all patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all licenses and other rights of whatever nature, necessary for the present and proposed conduct of its business, without any known conflict with the rights of others except, with respect to any matter specified in this Section 6.19, as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.
6.20    Indebtedness. Schedule 5(k)(vi) sets forth a true and complete list of all indebtedness for borrowed money (other than (i) Intercompany Loans, (ii) the Obligations and (iii) the ABL Loans) and related obligations of the Company and its Subsidiaries as of the Closing Date and which is to remain outstanding after giving effect to the Transaction, in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.
6.21    Reserved.
6.22 Insurance. Set forth on Schedule 6.22 hereto is a true, correct and complete summary of all insurance carried by each Credit Party on and as of the Closing Date, with the amounts insured set forth therein.
6.23 Anti-Terrorism Laws.
(an)No Credit Party, none of its Subsidiaries and, to the Knowledge of the Company, none of its Affiliates and none of the respective officers, directors, brokers or agents of such Credit Party, such Subsidiary or Affiliate (i) has violated or is in violation of Anti-Terrorism Laws or (ii) has engaged or engages in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in the “Forty Recommendations” and “Nine Special Recommendations” published by the Organisation for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.
(ao)No Credit Party, none of its Subsidiaries and, to the Knowledge of the Company, none of its Affiliates and none of the respective officers, directors, brokers or agents of such Credit Party, such Subsidiary or such Affiliate acting or benefiting in any capacity in connection with the Loans engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
6.24 Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to promote compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees and to the Knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary or any of their respective directors, officers or employees, or (b) to the Knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, or use of proceeds orwill violate, and the Transaction will not violate, any Anti-Corruption Law or applicable Sanctions.
SECTION 7.    Affirmative Covenants. The Company hereby covenants and agrees for itself and each of its Subsidiaries that on and after the Closing Date, after giving effect to the Transactions, and until all Commitment have terminated and the Loans and Notes, together with interest, Fees and all other Credit Document Obligations (other than contingent indemnification obligations for which a claim has not been asserted) are paid in full:
7.01 Information Covenants. The Company will furnish to the Administrative Agent (which shall promptly distribute a copy to each Lender):
(q)Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Company, commencing with the period ending August 31, 2016, the consolidated balance sheet of the Company and its Subsidiaries as at the end of each such quarterly accounting period and the related consolidated statement of income and the related consolidated statement of cash flows for each such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of each such quarterly accounting period (other than the fourth quarterly accounting period), setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be in reasonable detail and certified by the chief financial officer or treasurer of the Company that they fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and shall be accompanied by a management discussion and analysis of the results of operations and financial condition with respect to such period.
(r)Annual Financial Statements. Within 90 days after the close of each fiscal year of the Company, commencing with the period ending November 30, 2016, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statement of income and the related consolidated statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and audited and accompanied by a report and opinion by Ernst & Young LLP, any other independent registered public accountants or such other independent registered public accountants of recognized national standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.
(s)Budgets. No later than 90 days after the close of each fiscal year of the Company, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income and cash flows and balance sheets) prepared by the Company for (x) each monthly accounting period in such fiscal year and (y) such fiscal year prepared in summary form, in each case, of the Company and its Subsidiaries, accompanied by the statement of the chief financial officer or treasurer of the Company to the effect that, to such officer’s Knowledge, the budget is a reasonable estimate of the period covered thereby. Additionally, within 60 days after the consummation of each Permitted Acquisition for which the aggregate consideration (i.e., the aggregate amount of cash, the Company’s common equity (or options or warrants therefore) paid equals or exceeds $50,000,000, a revised budget in the form described above taking into account the effects of such Permitted Acquisition on the budget for the remainder of the fiscal year covered by the original budget.
(d)Officers’ Certificates. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b), a certificate of the chief financial officer or treasurer of the Company to the effect that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall, if delivered with the financial statements required by Section 7.01(b), set forth the amount of (and the calculations required to establish) Excess Cash Flow for the respective Excess Cash Payment Period.
(t)[Reserved]
(u)Notice of Default and Litigation. Promptly, and in any event within five Business Days after an officer of the Company or any of its Subsidiaries obtains Knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default (provided such Default or Event of Default is continuing) or (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against the Company or any of its Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (y) with respect to any Document.
(v)Other Reports and Filings. Prompt notice of the filing of all financial information, proxy materials and other information and reports, if any, which the Company or any of its Subsidiaries shall file with the SEC or deliver to lenders under the ABL Credit Agreement (or any trustee, Administrative Agent or other representative therefor) and not otherwise required to be delivered hereunder. If filings with the SEC are not electronically available, the Company and its Subsidiaries will promptly provide copies of the same to the Administrative Agent.
(w)Environmental Matters. Promptly upon, and in any event within fifteen Business Days after, an officer of the Company or any of their Subsidiaries obtains Knowledge thereof, provide notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters taken together with any and all exceptions to the representations and warranties set forth in Section 6.17, be reasonably expected to have a Material Adverse Effect; provided that in any event the Company and its Subsidiaries shall deliver to the Administrative Agent all material notices relating to such material matters received by the Company or any of its Subsidiaries from any Governmental Authority under, or pursuant to, CERCLA:
(a)any pending or threatened (in writing) Environmental Claim against the Company or any of its Subsidiaries or any Real Property owned, leased or operated by the Company or any of its Subsidiaries;

(ii)any condition or occurrence on, or arising from, any Real Property owned, leased or operated by the Company or any of its Subsidiaries that (a) results in noncompliance by the Company or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against the Company or any of its Subsidiaries or any such Real Property;
(xx)any condition or occurrence on any Real Property owned or operated by the Company or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Company or any of its Subsidiaries of such Real Property under any Environmental Law; and
(xxi)the taking or financing of any investigatory response or other corrective action to the actual or alleged presence or Release or threat of Release of any Hazardous Material on, at, under or from any Real Property owned, leased or operated by the Company or any of its Subsidiaries, or by the Company or any of its Subsidiaries on any third-party site, in each case as required by any Environmental Law or any Governmental Authority.
All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or response or other corrective action and the Company’s or such Subsidiary’s response thereto.
(i)Annual Meetings with Lenders. At the request of the Administrative Agent, the Company shall, once during each fiscal year of the Company, hold a meeting or conference call (at a mutually agreeable location and time) with all of the Lenders at which meeting or conference call the financial results of the previous fiscal year and the financial condition of the Company and the budgets presented for the current fiscal year shall be reviewed.
(x)Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Company or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request.
7.02 Books, Records and Inspections. The Company will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP (or the comparable foreign equivalent thereof) and all requirements of law shall be made of all material dealings and transactions in relation to its business and activities. The Company will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any of its agents or consultants (a) to visit and inspect, during regular business hours and under guidance of officers of the Company or such Subsidiary, any of the properties of the Company or any of its Subsidiaries and (b) to examine the books of account of the Company and any of its Subsidiaries and discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants all at such reasonable times and intervals, upon such reasonable notice and to such reasonable extent as the Administrative Agent or such Lender may request.
7.03 Maintenance of Property; Insurance.
(a)    The Company will, and will cause each of its Subsidiaries to, (i) keep all material property necessary and useful in its business in good working order and condition, (ii) maintain insurance on its property with reputable and solvent insurance companies in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (iii) furnish to each Lender, upon written request, full information as to the insurance carried.
(d)The Company will, and will cause each of its Subsidiaries to, at all times keep their respective property in which a Lien has been granted to the Collateral Agent insured in favor of the Collateral Agent, and all policies (including the Mortgage Policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Company or any such Subsidiary) (i) shall be endorsed to the Collateral Agent’s reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee (with respect to Collateral) or, to the extent permitted by applicable law, as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days’ prior written notice thereof (or 10 days’ prior written notice in the case of cancellation for the non-payment of premiums) by the respective insurer to the Collateral Agent and (iii) shall be deposited with the Collateral Agent.
(ap)If the Company or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 7.03, or if the Company or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon notice to the Company, to procure such insurance, and the Company agree to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with the Flood Insurance Laws and in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders.
7.04 Maintenance of Existence; Intellectual Property. The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, its material rights and ability to conduct businesses as currently conducted, licenses, trademarks, copyrights and patents; provided, however, that nothing in this Section 7.04 shall prevent (i) transactions permitted by Section 8.02 or (ii) the withdrawal by the Company or any of its Subsidiaries of qualification as a foreign corporation in any jurisdiction where such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
7.05 Compliance with Statutes, etc. The Company will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions, including ERISA, imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company will maintain in effect and enforce policies and procedures designed to promote compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
7.06 Compliance with Environmental Laws.
(a)    (i) The Company will comply, and will use commercially reasonable efforts to cause each of its Subsidiaries to comply, with Environmental Law applicable to its operations and those of its Subsidiaries and to the ownership, lease or operation of Real Property now or hereafter owned, leased or operated by the Company or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither the

Company nor any of its Subsidiaries will generate, use, treat, store, Release, or permit the generation, use, treatment, storage or Release of Hazardous Materials on, at, under or from any Real Property now or hereafter owned, leased or operated by the Company or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except to the extent that the failure to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate taken together with any and all exceptions to the representations and warranties set forth in Section 6.17, could not reasonably be expected to result in liability that could have a Material Adverse Effect. If required to do so under any applicable legally binding directive or order of any Governmental Authority, the Company agrees to undertake, and cause each of its Subsidiaries to undertake, to the extent required under Environmental Law, any clean up, removal, remedial or other action necessary to address any Hazardous Materials at or emanating from any Real Property owned or operated by the Company or any of its Subsidiaries in accordance with the requirements of Environmental Law and in accordance with such legally binding orders and directives of any Governmental Authority, except to the extent that (x) the Company or such Subsidiary is contesting such order or directive in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP or (y) the failure to take any such action could not reasonably be expected to have a Material Adverse Effect.
(b)    At the written request of the Administrative Agent or the Required Lenders, at any time and from time to time as is reasonable after (i) the Obligations have become due and payable pursuant to Section 9 or (ii) the Lenders receive notice under Section 7.01(h) for any event for which notice is required to be delivered for any Real Property, the Company will provide, at its sole cost and expense, an environmental site assessment report in accordance with current industry standards concerning any relevant Real Property now or hereafter owned or operated by the Company or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, for which approval shall not be unreasonably withheld, indicating the presence or absence of Hazardous Materials and the potential cost of any response or other corrective action addressing any Hazardous Materials on, at or emanating from such Real Property. If the Company fails to provide the same within 60 days after such request was made, the Administrative Agent may order the same, and the Company, to the extent the Company has the authority to do so, shall grant and hereby grants, to the Administrative Agent and the Lenders and their Administrative Agents, access to such Real Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the sole joint and several expense of the Company.
7.07 ERISA.
(aq)The Company will furnish to the Administrative Agent prompt written notice of the occurrence of any ERISA Event (or any similar event in respect of any Foreign Pension Plans) that, alone or together with any other ERISA Events (or any similar event in respect of any Foreign Pension Plans) that have occurred, could reasonably be expected to result in liability of the Company and its Subsidiaries in excess of $2,500,000. Each notice delivered under this Section 7.07 shall be accompanied by a statement of an Authorized Officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
(ar)Upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Company or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan; (ii) the most recent actuarial valuation report for each Pension Plan; (iii) all notices received by the Company or any ERISA Affiliate from a Multiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Administrative Agent shall reasonably request.

(c)    Upon request by the Administrative Agent, copies of (i) any documents described in Section 101(k) of ERISA that the Company or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l) of ERISA that the Company or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Company or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the applicable entity shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.
7.08 End of Fiscal Years; Fiscal Quarters. The Company will cause (i) its fiscal year to end on November 30 and (ii) its fiscal quarters to end on February 28, May 31, August 31 and November 30 of each fiscal year.
7.09 Performance of Obligations. The Company will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that the failure to pay any Indebtedness shall not constitute a breach of this Section 7.09 unless it shall give rise to an Event of Default under Section 9.04.
7.10 Payment of Taxes. The Company will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material Taxes imposed upon the Company or its Subsidiaries, or upon the income or profits of the Company or its Subsidiaries, or upon any properties belonging to the Company or its Subsidiaries, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge not otherwise permitted under Section 8.01(i) upon any properties of the Company or any such Subsidiary; provided that none of the Company or any such Subsidiary shall be required to pay any such material Tax which is being contested in good faith and by appropriate proceedings if the Company or any such Subsidiary has maintained adequate reserves with respect thereto in accordance with GAAP.
7.11    Additional Security; Further Assurances.
(a)    In the event that the Company or any Subsidiary Guarantor acquires any fee ownership in Real Property after the Closing Date, the Company shall promptly notify the Collateral Agent and, at the request of the Collateral Agent or the Required Lenders (or as otherwise required at such time pursuant to the ABL/Term Loan Intercreditor Agreement) from time to time, the Company will, and will cause such Subsidiary Guarantor to, execute any and all further documents (including Mortgages), financing statements, agreements (including guarantee and security agreements) and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under applicable law, or which the Collateral Agent may reasonably request, to grant, preserve, protect or perfect (including as a result of any change in applicable law) the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Company (each such Mortgage, an “Additional Mortgage”) in such additional Real Property of any of the Company or a Subsidiary Guarantor (each such Real Property, an “Additional Mortgaged Property”). All such Additional Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Collateral Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens, in either case except Permitted Encumbrances. The Additional Mortgages or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Notwithstanding anything to the contrary contained above in this Section 7.11(a), in connection with any Real Property that has been designated as an Additional Mortgaged Property, the Company shall not nor any Subsidiary Guarantor shall be required to grant an Additional Mortgage therein to the extent that such a grant is prohibited by the terms of any document evidencing a prior Lien thereon to the extent permitted under Section 8.01(vii), (viii) or (xiv) (and the senior lienholder has not consented thereto).
(e)Following the Closing Date, the Company will, and will cause each of its Subsidiaries to, at the expense of the Company and such Subsidiaries, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral covered or intended to be covered by any of the Security Documents as the Collateral Agent may reasonably require to ensure the validity, enforceability, perfection or priority of the Collateral Agent’s and Administrative Agent’s security interest in the Collateral or to enable the Collateral Agent and Administrative Agent to realize or exercise the rights and benefits intended to be created by the Security Documents. Furthermore, the Company shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance, appraisals, surveys, life of loan flood hazard determinations (together with a notices about special flood hazard area status and flood disaster assistance duly executed by the Company and the applicable Credit Party relating thereto, if applicable) and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 7.11 has been complied with.
(as)In the event the Administrative Agent or the Required Lenders reasonably determine the following are required or advisable under applicable law or regulation, the Company shall obtain real estate appraisals with respect to each Mortgaged Property, which real estate appraisal shall follow the valuation procedures set forth in 12 CFR, Part 34 - Subpart C, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.
(at)The Company agrees that each action required above by this Section 7.11 shall be completed as soon as possible, but in no event later than 90 days after such action is requested in writing to be taken by the Administrative Agent or such longer period as may be agreed to by the Administrative Agent.
7.12 Ownership of Subsidiaries. The Company will at all times ensure that each of its Subsidiaries remains as a Wholly-Owned Subsidiary of the Company except (i) to the extent that any such Subsidiary is merged, consolidated or liquidated in a transaction permitted by Section 8.02(viii), (ix), (xiv) or (xvii), (ii) for non-Wholly-Owned Subsidiaries acquired pursuant to a Permitted Acquisition and (iii) for joint ventures otherwise permitted pursuant to Section 8.05.
7.13 Use of Proceeds. The Company will use the proceeds of the Loans and Incremental Loans only as provided in Section 6.08.
7.14 Maintenance of Company Separateness. The Company will, and will cause each of its Subsidiaries to, satisfy customary Business formalities, including (to the maximum extent required under applicable Business laws) the holding of regular board of directors’ and shareholders’ meetings or action by directors or shareholders without a meeting and the maintenance of Business records. Neither the Company nor any other Credit Party shall make any payment to a creditor of any Non-Guarantor Subsidiary in respect of any liability of any Non-Guarantor Subsidiary, and no lender account of any Non-Guarantor Subsidiary shall be commingled with any lender account of the Company or any other Credit Party. Any financial statements distributed to any creditors of any Non-Guarantor Subsidiary shall clearly establish or indicate the corporate separateness of such Non-Guarantor Subsidiary from the Company and its other

Subsidiaries. Finally, neither the Company nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the Business existence of the Company, any other Credit Party or any Non-Guarantor Subsidiaries being ignored, or in the assets and liabilities of the Company or any other Credit Party being substantively consolidated with those of any other such Person or any Non-Guarantor Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.
7.15 Deposit Accounts. For each Deposit Account maintained by a Credit Party (other than (i) any Deposit Account maintained with the Collateral Agent, (ii) any Deposit Account that is used solely for payroll or that is a controlled disbursement account intended to have a zero balance at the end of each Business Day and (iii) any Deposit Account maintained with JPMorgan Chase Bank, N.A., in its capacity as agent under the ABL Credit Agreement), the respective Credit Party shall use its commercially reasonable efforts to cause the bank with which the Deposit Account is maintained to execute and deliver to the Collateral Agent, within 30 days after the date hereof (as such date may be extended from time to time by the Collateral Agent in its sole discretion) or, if later, at the time of the establishment of the respective Deposit Account, a “control agreement” in a form reasonably satisfactory to the Collateral Agent. Notwithstanding anything in this Section 7.15 to the contrary, (a) if at any time a Deposit Account excluded under the foregoing sentence (other than any Deposit Account maintained with the Collateral Agent) is or becomes subject to a “control agreement” for the benefit of the ABL Secured Parties (as defined in the Security Agreement), then the respective Credit Party shall within 30 days after the date hereof (as such date may be extended from time to time by the Collateral Agent in its sole discretion) or, if later, contemporaneously with the execution and delivery of each such “control agreement” for the benefit of the ABL Secured Parties execute and deliver a “control agreement” with respect to such Deposit Account in a form reasonably satisfactory to the Collateral Agent and (b) if at any time the ABL Borrowing Availability is less than $15,000,000, then each Credit Party shall within 30 days after such time execute and deliver a “control agreement” in a form reasonably satisfactory to the Collateral Agent, with respect to each Deposit Account not then subject to a “control agreement,” unless otherwise agreed to by the Collateral Agent in writing. Unless otherwise agreed to by the Collateral Agent in writing, if any bank with which a Deposit Account is maintained refuses to, or does not, enter into such a “control agreement” to the extent and by the date required hereunder, then the respective Credit Party shall promptly (and in any event within 30 days after such date or such longer period as may be acceptable to the Collateral Agent) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account (as defined in the Security Agreement) or another Deposit Account subject to a “control agreement” in a form reasonably satisfactory to the Collateral Agent. Notwithstanding the foregoing, no control agreements shall be required with respect to any Deposit Account other than the (x) Cash Collateral Accounts and the Term Collateral Account (as defined in the Security Agreement), to the extent requested by the Collateral Agent and (y) Deposit Accounts that are required to be subject to control agreements pursuant to the ABL Credit Documents.
7.16 Post-Closing Obligations. To the extent not delivered on the Closing Date, the Credit Parties shall deliver (and, with respect to Mortgaged Property, use their commercially reasonable efforts to deliver) the following to the Administrative Agent (or where specifically referenced, the Collateral Agent) within the time period set forth for each item in this Section 7.16, unless such time period is otherwise extended by the Administrative Agent in its reasonable discretion:
(a)    no later than 90 days following the Closing Date (unless waived or extended by the Administrative Agent in its reasonable discretion), an assignment and amended and restated Mortgage encumbering each Mortgaged Property, each duly executed and acknowledged by the applicable Credit Party and each in form and substance reasonably satisfactory to the Collateral Agent;

(b)no later than 90 days following the Closing Date (unless waived or extended by the Administrative Agent in its reasonable discretion), with respect to each Mortgaged Property, a date down endorsement to the existing mortgagee’s title insurance policy or, if not available, a new Mortgage Policy, disclosing no additional liens or title exceptions against the Mortgaged Properties other than Permitted Encumbrances, extending the date of such mortgagee’s title insurance policy to the date of recordation of such amended and restated Mortgage, and providing assurance reasonably satisfactory to the Collateral Agent that the lien on such Mortgaged Property in favor of the Collateral Agent shall continue to have the enforceability and priority in effect immediately prior to the Closing Date and shall be in form and substance reasonably acceptable to the Collateral Agent;
(y)no later than 90 days following the Closing Date (unless waived or extended by the Administrative Agent in its reasonable discretion), if requested by the Collateral Agent, surveys with respect to the Mortgaged Properties in form and substance reasonably satisfactory to the Collateral Agent;
(z)no later than 90 days following the Closing Date (unless waived or extended by the Administrative Agent in its reasonable discretion), evidence of payment of all applicable filing, documentary, stamp, intangible, mortgage and recording taxes, recording and filing fees, and title insurance premiums and fees in connection with the matters set forth in clauses (a), (b) and (c) above;
(aa)no later than 90 days following the Closing Date (unless waived or extended by the Administrative Agent in its reasonable discretion), from local counsel to the Company and its Subsidiaries reasonably satisfactory to the Administrative Agent, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent and shall cover the lien granted pursuant to the Mortgages and such other matters incident to the transactions contemplated herein and in the other Credit Documents as the Administrative Agent may reasonably request;
(ab)no later than 90 days following the Closing Date, insurance certificates and endorsements to the insurance policies and related schedules described in Section 7.03(b) in form and substance reasonably acceptable to the Collateral Agent;
(ac)no later than 90 days following the Closing Date, all documents, certificates and opinions (including a customary opinion of Gibraltar counsel in form and substance reasonably satisfactory to the Collateral Agent) requested to be delivered and all other actions requested to be taken by the Collateral Agent in connection with the creation and perfection of a security interest in the Capital Stock of Omnova Holdings (Gibraltar) Limited shall have been taken;
(ad)no later than 90 days following the Closing Date, Annex F (Schedule of Deposit Accounts) to the Security Agreement, certified by an Authorized Officer of the Credit Parties, which Annex shall replace Annex F to the Security Agreement delivered on the Closing Date;
(ae)no later than 25 days following the Closing Date, Annex H (Schedule of Marks and Application), Annex I (Schedule of Patents and Applications) and Annex J (Schedule of Copyrights and Applications) to the Security Agreement and Schedules 12(a), (b), and (c) to the Perfection Certificate, certified by an Authorized Officer of the Credit Parties, which Annexes and Schedules shall replace the corresponding Annexes and Schedules delivered on the Closing Date;

(j)no later than 25 days following the Closing Date, instruments or documents evidencing the grant of a security interest in the intellectual property set forth in the Annexes and Schedules referred to in Section 7.16 (i), in proper form for filing with the United States Patent and Trademark Office and United States Copyright Office;
(af)to the Collateral Agent, no later than 25 days following the Closing Date all Instruments (as defined in the Security Agreement) set forth on Schedule 11 to the Perfection Certificate and all Notes listed on Annex C (Schedule of Notes) to the Pledge Agreement, constituting Collateral accompanied by instruments of transfer or assignments duly executed in blank in form and substance satisfactory to the Administrative Agent, it being understood that all Intercompany Notes shall be pledged and subordinated in the manner provided in Section 8.05(vii); and
(ag)to the Collateral Agent, no later than 25 days following the Closing Date all certificates representing Collateral listed on Schedules 10(a) and 10(b) of the Perfection Certificate or Annex B (Schedule of Stock), Annex D (Schedule of Limited Liability Company Interests) or Annex E (Schedule of Partnership Interests) to the Pledge Agreement, accompanied by instruments of transfer or assignments duly executed in blank in form and substance satisfactory to the Administrative Agent.
SECTION 8.    Negative Covenants. The Company hereby covenants and agrees for itself and each of its Subsidiaries that on and after the Closing Date, after giving effect to the Transactions, and until all Commitments have terminated and the Loans and Notes, together with interest, Fees and all other Credit Document Obligations (other than contingent indemnification obligations for which a claim has not been asserted), are paid in full:
8.01 Liens. The Company will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Company or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Company or any of its Subsidiaries), or assign any right to receive income; provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as “Permitted Liens”):
(xxii)Liens for Taxes not yet due and payable or Liens for Taxes being contested in good faith by appropriate proceedings for which adequate reserves have been established to the extent required by GAAP, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;
(xxiii)Liens in respect of property or assets of the Company or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Company’s or such Subsidiary’s property or assets or materially impair the use thereof in the operation of the business of the Company or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;
(xxiv)Liens in existence on the Closing Date which are listed, and the property subject thereto described, on Schedule 8.01, but no renewals or extensions of such Liens shall be permitted unless (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Company or any of its Subsidiaries;
(iv)Permitted Encumbrances;
(xxv)Liens created by or pursuant to (x) this Agreement and the Security Documents, (y) the ABL Credit Agreement and the ABL Security Documents (subject to the terms of the ABL/Term Loan Intercreditor Agreement), and (z) any Hedge Agreements entered into with any Lender or Agent or any Affiliate thereof (each, as defined in the ABL Credit Agreement) under the ABL Credit Agreement;
(xxvi)leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Company or any of its Subsidiaries;
(xxvii)Liens upon assets subject to Capitalized Lease Obligations or purchase money Indebtedness to the extent permitted by Section 8.04(iii); provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation or purchase money Indebtedness and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation or purchase money Indebtedness does not encumber any other asset of the Company or any of its Subsidiaries;
(xxviii)Liens placed upon assets (including Real Property) at the time of acquisition or construction thereof by the Company or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price or construction costs thereof and extensions, renewals or replacements of any of the foregoing; provided that, in either case, (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed the amount permitted under Section 8.04(iii) and (y) in all events, the Lien encumbering the assets so acquired does not encumber any other asset of the Company or any of its Subsidiaries;
(xxix)any Lien existing on any property or asset prior to the acquisition thereof by the Company or any of its Subsidiaries or existing on any property or asset of any Person that becomes a Subsidiary of the Company after the date hereof prior to the time such Person becomes a Subsidiary of the Company; provided that (i) such Lien was not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of the Company, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any of its Subsidiaries and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary of the Company;
(xxx)easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not materially interfering with the conduct of the business of the Company or any of its Subsidiaries;
(xxxi)Liens arising from precautionary UCC financing statement filings or similar filings regarding operating leases and consigned goods;
(xxxii)statutory and common law landlords’ liens under leases to which the Company or any of its Subsidiaries is a party;

(xiii)Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds (other than appeal bonds), bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);
(iv)Liens in favor of securities intermediaries, lenders and other depositary institutions relating to normal and customary banker’s liens, liens, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with such entities;
(v)the Company and its Subsidiaries may sell or assign overdue accounts receivable in connection with the collection thereof in the ordinary course of business to the extent permitted under Section 8.02;
(vi)any (x) interest or title of a lessor or sublessor (other than a Credit Party) under any lease entered into by the Company or any of its Subsidiaries as lessee to the extent that such lease is permitted to be entered into pursuant to this Agreement, (y) restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject (including, without limitation, ground leases and other prior leases of the premises, mortgages, mechanics liens, tax liens and easements) or (z) subordination of the interest of the lessee or sublessee under any such lease to any restriction or encumbrance referred to in the preceding clause (y);
(vii)Liens on the assets of Foreign Subsidiaries securing Indebtedness permitted under Section 8.04;
(viii)Liens not otherwise permitted pursuant to this Section 8.01 which secure obligations permitted under this Agreement not exceeding, in the aggregate at any one time outstanding, the greater of (x) $50,000,000 and (y) 11.2% of Consolidated Net Tangible Assets as of the time of incurrence;
(ix)Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect;
(x)Liens on the Collateral securing Indebtedness permitted under Section 8.04(xiii)(x) and (y) and (xviii); provided that any Liens securing Indebtedness permitted under Section 8.04(xviii) (I) shall not exceed, in the aggregate at any one time outstanding, $15,000,000 and (II) are limited to Liens on the assets related to such supply chain finance services; provided, further, any such Indebtedness permitted under Section 8.04(xiii)(x) and (y) satisfies the requirements in Section 8.04(xiii), as applicable, and such Liens have the priority specified therein and are subject to the intercreditor agreements specified therein;
(xi)possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of investments permitted by this Agreement, provided that such liens (a) attach only to such investments and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing; and
(xxii)    Liens in favor of customs and revenues authorities imposed by applicable law arising in the ordinary course of business in connection with the importation of goods solely to the extent the following conditions are satisfied: (A) such Liens secure obligations that are being contested in good faith by appropriate proceedings, (B) the applicable Credit Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation.
In connection with the granting of Liens permitted by this Section 8.01 by the Company or any of its Subsidiaries, the Administrative Agent and the Collateral Agent shall be authorized to and shall take any actions necessary to be taken by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of property subject to such Liens) to afford the lenders and/or creditors of the Company and its Subsidiaries with the Permitted Liens (and related rights) to which they are entitled under this Section 8.01, to the extent provided, subject to and in accordance with Section 10.11.
8.02 Consolidation, Merger, Sale of Assets, etc. The Company will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or make an Asset Sale (or agree to make an Asset Sale at any future time), or enter into any sale-leaseback transactions, except that:
(xxxiii)the Company and its Subsidiaries may make sales of Cash Equivalents and inventory, including sales of inventory to the Company and other Subsidiaries, in the ordinary course of business;
(xxxiv)the Company and its Subsidiaries may make sales or other dispositions of assets; provided that (x) each such sale results in consideration at least 75% of which shall at the time received be in the form of cash (provided that in lieu of cash the Company may receive, as consideration, assets which the Company would have been permitted to reinvest in under the terms of Section 4.02(c) if the Company had received cash consideration), (y) the aggregate sale proceeds from all assets subject to such sales shall not exceed the greater of (a) $15,000,000 and (b) 10% of consolidated total assets of the Company and its Subsidiaries, in each case in any fiscal year of the Company, plus, in the case of a sale or disposition of foreign assets or a Foreign Subsidiary, $100,000,000 in the aggregate after the Closing Date and (z) Net Cash Proceeds therefrom in excess of $15,000,000 are either applied as provided in Section 4.02(c) or reinvested in assets to the extent permitted by Section 4.02(c);
(xxxv)Capital Expenditures by the Company and its Subsidiaries shall be permitted;
(xxxvi)the Company and its Subsidiaries may sell or otherwise dispose of damaged, obsolete or worn-out assets that are no longer necessary for the proper conduct of their respective business for fair market value;
(xxxvii)transactions permitted by Section 8.05 shall be permitted;

(vi)The Company and its Subsidiaries may grant leases or subleases to other Persons in the ordinary course of business and not materially interfering with the conduct of the business of the Company and its Subsidiaries taken as a whole;
(vii)each of the Company and its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 8.04(iii));
(viii)any Foreign Subsidiary of the Company may be sold or transferred to, merged with and into, or be dissolved or liquidated, or any of its assets, Capital Stock or other equity interests otherwise sold or transferred to (x) the Company or (y) any Wholly-Owned Subsidiary of the Company, so long as the Company and its Subsidiaries shall be in compliance with the requirements of Section 7.11 and the Security Agreement;
(ix)any Domestic Subsidiary of the Company may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to (x) the Company or (y) any Wholly-Owned Domestic Subsidiary of the Company, so long as the Company and its Subsidiaries shall be in compliance with the requirements of Section 7.11 and the Security Agreement;
(x)the Company and each of the Subsidiary Guarantors may sell or otherwise transfer assets (other than any Mortgaged Properties) between or among one another;
(xi)Non-Guarantor Subsidiaries may sell or otherwise transfer assets between or among one another or to the Company or a Subsidiary Guarantor;
(xii)each of the Company and its Subsidiaries may sell or discount accounts receivable in the ordinary course of business, but only in connection with the collection or compromise thereof;
(xiii)each of the Company and its Subsidiaries may, in the ordinary course of business, license patents, trademarks, copyrights and know-how to third Persons, so long as each such license does not prohibit the granting of a Lien by the Company or such Subsidiary in the intellectual property covered by such license;
(xiv)each of the Company and its Subsidiaries may liquidate any Non-Guarantor Subsidiary;
(xv)[reserved];
(xvi)in addition to the foregoing, the Company and/or certain Subsidiary Guarantors may transfer, directly or indirectly, in one transaction or a series of transactions, Intercompany Notes owed to the Company or a Wholly-Owned Subsidiary by a Wholly-Owned Subsidiary, including the French Promissory Notes to OMNOVA Solutions (Gibraltar) Ltd. SCS, so long as the New Promissory Notes that the Company will obtain in connection with the transfer thereof are pledged as additional collateral security for the Obligations and promptly delivered to the Collateral Agent, together with instruments of transfer duly executed in blank, in accordance with the ABL/Term Loan Intercreditor Agreement and the Security Documents (in which case the Collateral Agent shall be deemed to have released their lien on such notes transferred by the Company and/or certain Subsidiary Guarantors, as applicable); and

(xvii)    to the extent the Company and its Subsidiaries comply with the requirements of Section 7.11 and the Security Agreement, the Company and the Subsidiaries may complete any restructuring, regardless of whether accomplished by liquidation, contribution, distribution, merger, amalgamation or any other technique, whereby the ownership of Foreign Subsidiaries is changed, so long as each such Foreign Subsidiary that is a Subsidiary of the Company prior to such restructuring and is intended to remain in existence following such restructuring remains, directly or indirectly, a Subsidiary of the Company after such restructuring.
For purposes of clause (x) of the proviso to clause (ii) above, the following shall be deemed to be cash:
(au)the amount (without duplication) of any liability (other than any Indebtedness of the Company or a Guarantor (whether outstanding on the Closing Date or thereafter incurred)) which is subordinated by its terms in right of payment to the Obligations that would be recorded on a balance sheet prepared in accordance with GAAP of the Company or such Subsidiary that is expressly (x) assumed by a Person other than the Company or a Subsidiary, or (y) expunged by the holder of such liability, and with respect to which, in each case, the Company or such Subsidiary, as the case may be, is unconditionally released from further liability with respect thereto;
(av)the amount of any obligations or securities received from such transferee that are within 180 days repaid, converted into or sold or otherwise disposed of for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents actually so received);
(aw)any contingent earn-out obligation received by the Company or any Subsidiary in such Asset Sale having an aggregate potential payout, taken together with all other contingent earn-out obligations received pursuant to this clause since the Closing Date that are at the time outstanding and held by the Company or any Subsidiary, not to exceed $20,000,000 at that time then outstanding (after giving effect to any payment or reduction);
(ax)any Designated Noncash Consideration received by the Company or any Subsidiary in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Noncash Consideration received pursuant to this clause since the Closing Date that is at the time outstanding and held by the Company or any Subsidiary, not to exceed the greater of (x) $25,000,000 or (y) 5.5% of Consolidated Net Tangible Assets at the time of the receipt of such Designated Noncash Consideration, with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value; and
(ay)if at any time any non-cash consideration received by the Company or any Subsidiary in connection with any Asset Sale is repaid, converted into or sold or otherwise disposed of for cash or Cash Equivalents (other than interest received with respect to any such non-cash consideration), then the date of such repayment, conversion, sale or other disposition shall be deemed to constitute the date of an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with Section 4.02.
To the extent the Required Lenders waive the provisions of this Section 8.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 8.02, such Collateral (unless transferred to a Credit Party or a Subsidiary thereof) shall in each case be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

8.03 Dividends. The Company will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Company or any of its Subsidiaries, except that:
(xxxviii)any Subsidiary of the Company may pay Dividends to (x) the Company or (y) any Wholly-Owned Subsidiary of the Company;
(xxxix)any non-Wholly-Owned Subsidiary of the Company may pay cash Dividends to its shareholders or equity owners generally so long as the Company or its respective Subsidiary which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary);
(xl)the Company may pay cash Dividends so long as (a) no Default or Event of Default is in existence at such time or would result therefrom and (b) the amount of such Dividend, when added to the aggregate amount of Dividends made pursuant to this clause (iii) after the Closing Date and the aggregate amounts paid pursuant to Section 8.05(xv) and (xviii) after the Closing Date, would not exceed the Available Amount in effect at such time; provided that, with respect to any Dividend made pursuant to this clause (iii), the Total Net Leverage Ratio (calculated on a pro forma basis) is less than or equal to 3.50:1.00;
(xli)the Company and any of its Subsidiaries may declare and pay Dividends payable solely in the common stock or other Capital Stock that is not Disqualified Stock of such Person; and
(xlii)so long as no Default or Event of Default has occurred and is continuing, the Company and any of its Subsidiaries may make Dividends in an amount not to exceed $5,000,000 per fiscal year to pay for the repurchase, retirement or other acquisition or retirement for value of Capital Stock (other than Disqualified Stock) of the Company pursuant to and in accordance with employment contracts, stock option plans or other benefit plans or similar arrangements for consultants, management (including directors and officers) or employees of the Company and any of its Subsidiaries.
8.04 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:
(xliii)Indebtedness incurred pursuant to this Agreement and the other Credit Documents;
(xliv)existing Indebtedness to the extent the same is listed on Schedule 5(j)(vi) and Permitted Refinancing Indebtedness in respect of such Indebtedness;
(xlv)Indebtedness evidenced by Capitalized Lease Obligations and purchase money Indebtedness of the Company and its Subsidiaries, including any Indebtedness assumed in connection with the acquisition of assets; provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations, and the principal amount of all such Indebtedness incurred or assumed in each case after the Closing Date, permitted by this clause (iii) exceed at any time outstanding the greater of (x) $25,000,000 and (y) 5.6% of Consolidated Net Tangible Assets as of the time of incurrence;
(xlvi)intercompany Indebtedness among the Company and its Subsidiaries to the extent permitted by Section 8.05;

(vi)Indebtedness of the Company and its Subsidiaries under Hedge Agreements so long as management of the Company has determined that the entering into of such Hedge Agreements are bona fide hedging activities;
(xvii)[Reserved];
(xviii)Indebtedness of the Credit Parties arising under the ABL Credit Documents (or any Permitted Refinancing ABL Credit Facility) in an aggregate principal amount not to exceed the greater of (i) $140,000,000155,000,000 and (ii) the sum of (x) 85% of the net book value of the accounts receivable of the Company and its Wholly-Owned Domestic Subsidiaries and (y) the lesser of 65% of the net book value of the inventory of the Company and its Wholly-Owned Domestic Subsidiaries and 85% of net orderly liquidation value, less, in each case, the aggregate principal amount of all principal repayments with the proceeds from Asset Sales utilized in accordance with Section 4.02(f) that permanently reduce the commitments thereunder;
(xix)any Credit Party may become liable as a guarantor with respect to obligations of any other Credit Party or any Foreign Subsidiary, which obligations are not otherwise prohibited under this Agreement;
(xx)Indebtedness in respect of those accounts receivable permitted to be sold or discounted pursuant to Section 8.02(xi);
(xxi)Indebtedness representing deferred compensation to employees and directors of the Company or its Subsidiaries; provided that the aggregate principal amount of Indebtedness permitted by this clause (x) shall not exceed $15,000,000 at any time outstanding;
(xxii)additional Indebtedness of the Company and its Subsidiaries not otherwise permitted under this Section 8.04 not to exceed $50,000,000 in aggregate principal amount at any one time outstanding;
(xxiii)Indebtedness of a Subsidiary of the Company acquired after the Closing Date in connection with a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness); provided that the aggregate principal amount of all such Indebtedness outstanding at any one time pursuant to this clause (xii) shall not exceed (A) $10,000,000 plus (B) an additional amount of Indebtedness if (x) such Indebtedness consists of Permitted Debt and (y) after giving effect to the incurrence of such Permitted Debt and the respective Permitted Acquisition, the Interest Coverage Ratio for the then most recently ended Test Period is greater than 2.00:1.00 determined on a pro forma basis; provided, further, that, with respect to any Indebtedness acquired pursuant to this Section 8.04(xii)(B) the primary purpose of which is to finance a Permitted Acquisition permitted by this Agreement, whose consummation is not conditioned on the availability of, or on obtaining, financing, this Section 8.04(xii)(B) may, at the Company’s option, be tested on a pro forma basis giving effect to each Permitted Acquisition at the time the definitive agreements for such Permitted Acquisition are entered into rather than at the time of incurrence of such Indebtedness pursuant to this Section 8.04(xii)(B) (and, in connection with any subsequent calculation of such ratio or any incurrence ratio under Section 2.15 or 8.04(xvi) prior to the consummation or termination of such Permitted Acquisition, such ratio shall be calculated on a pro forma basis giving effect to such Permitted Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof)); and Permitted Refinancing Indebtedness in respect of any of the foregoing;

(xiii)    Indebtedness of the Credit Parties (in the form of (x) notes or loans secured by Collateral on a pari passu basis with the Obligations or (y) notes or loans secured by Collateral on a basis junior in priority to the Obligations) incurred by the Company to the extent that (1)(a) the aggregate principal amount of Indebtedness incurred pursuant to this clause (xiii) shall not exceed the aggregate amount of Incremental Loans available under Section 2.15 and (b) such Indebtedness will be subject to the applicable incurrence tests set forth in Section 2.15 and the conditions set forth in clauses (a) and (b) of the definition of Incremental Commitment Requirements; provided that with respect to all Indebtedness incurred pursuant to this clause (xiii) except for interim or bridge financings that provide for automatic conversion, subject to customary conditions, to Indebtedness meeting the requirements of this subclause (1), such Indebtedness does not have a final maturity date earlier than the Final Maturity Date applicable at such time and its Weighted Average Life to Maturity shall not be shorter than the then longest remaining Weighted Average Life to Maturity of any Class of Loans; (2) such Indebtedness shall not have mandatory prepayment, redemption or offer to purchase events prior to the date that is 91 days after the then Final Maturity Date more onerous than those applicable to the Loans (other than (i) customary prepayments, redemptions or offers to purchase upon a change of control, asset sale event or casualty event, (ii) customary acceleration rights upon the occurrence of an event of default or (iii) customary prepayments, redemptions or offer to purchases set forth in any bridge facility or similar interim credit facility); (3) except as provided otherwise in Sections 2.16, 2.17 and 11.11(d), the covenants, events of default, guarantees and other terms of such Indebtedness, when taken as a whole (other than interest rate, redemption premiums and other pricing terms), are determined by the board of directors of the Company to be either (x) not materially more restrictive to the Company and the other Credit Parties than those set forth in this Agreement, if any (other than (1) with respect to terms and conditions applicable after the Final Maturity Date in effect at the time of the incurrence or issuance of such Indebtedness or (2) subject to the immediately succeeding proviso, a Previously Absent Financial Maintenance Covenant; provided that, notwithstanding anything to the contrary contained herein, if any such terms of such Indebtedness contain a Previously Absent Financial Maintenance Covenant that is in effect prior to the applicable Final Maturity Date, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Class of Loans) or (y) on then prevailing market terms and conditions; provided that a certificate of an Authorized Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness and drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which is disagrees); (4) such Indebtedness is not Incurred or guaranteed by any Subsidiary of the Company that is not a Credit Party; (5) such Indebtedness is not secured by any Liens on any property or assets of the Company or any other Credit Party that do not constitute Collateral; (6) if such Incremental Equivalent Debt is in the form of term loans secured on a pari passu basis with the Collateral, the existing Lenders shall benefit from the protections in Section 2.15(a)(viii), (7) an Authorized Officer of the holders of such Incremental Equivalent Debt shall have entered into the ABL/Term Loan Intercreditor Agreement and a Pari Passu Lien Intercreditor Agreement (if such Incremental Equivalent Debt is secured on a pari passu basis with the Collateral) or a Junior Lien Intercreditor Agreement (if such Incremental Equivalent Debt is secured on a basis junior to the Collateral), as applicable and (8) (A) any amortization payments in respect of such Indebtedness shall be no more than ratable with amortization payments in respect of the existing Loans and (B) such Indebtedness shall otherwise be no more than pari passu with the existing Loans with respect to mandatory prepayments and other prepayment rights

(such Indebtedness incurred pursuant to this clause (xiii) being referred to as “Incremental Equivalent Debt”) and (ii) any Permitted Refinancing Indebtedness in respect of the foregoing;
(xiv)(i) Indebtedness of Foreign Subsidiaries that are not Guarantorsin connection with lines of credit from time to time owing to Persons other than a Credit Party;, provided that the aggregate amount of such Indebtedness under this clause (xiv)(i) does not exceed $25,000,000 at any one time outstanding; and (ii) additional Indebtedness of Subsidiaries that are not Guarantors from time to time owing to Persons other than a Credit Party, provided that the aggregate amount of such Indebtedness under this clause (xiv)(ii) does not exceed $40,000,000 at any one time outstanding;
(xii)any Subsidiary of the Company may become liable as a guarantor with respect to lease obligations of the Company or any other Subsidiary of the Company;
(xiii)additional Indebtedness of the Company and its Subsidiaries not otherwise permitted under this Section 8.04; provided that after giving effect to the incurrence of such additional Indebtedness, the Interest Coverage Ratio for the then most recently ended Test Period is greater than 2.00:1.00 determined on a pro forma basis; provided, further, that the aggregate amount of such Indebtedness under this clause (xvi) that may be incurred by Subsidiaries that are not Guarantors does not exceed $50,000,000 at any one time outstanding; and Permitted Refinancing Indebtedness in respect of the foregoing; provided, further, that, with respect to any Indebtedness incurred pursuant to this Section 8.04(xvi) the primary purpose of which is to finance a Permitted Acquisition or similar Investment permitted by this Agreement, whose consummation is not conditioned on the availability of, or on obtaining, financing, this Section 8.04(xvi) may, at the Company’s option, be tested on a pro forma basis giving effect to such Permitted Acquisition or similar Investment, as applicable, at the time the definitive agreements for such Permitted Acquisition or similar Investment, as applicable, are entered into rather than at the time of incurrence of such Indebtedness pursuant to this Section 8.04(xvi) (and, in connection with any subsequent calculation of such ratio or any incurrence ratio under Section 2.15 or 8.04(xii) prior to the consummation or termination of such Permitted Acquisition or similar Investment, as applicable, such ratio shall be calculated on a pro forma basis giving effect to such Permitted Acquisition or other similar Investment, as applicable, and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof));
(xiv)[reserved];
(xv)Indebtedness consisting of supply chain finance services, including, without limitation, trade payable services and supplier accounts receivable purchases, in each case, in the ordinary course of business; and
(xvi)the Senior Notes, subject to the immediate deposit of the redemption funds with the trustee under the Senior Note Indenture and contemporaneous satisfaction and discharge of the Senior Notes in accordance with the terms of the Senior Note Indenture on or about the Closing Date.
For purposes of determining compliance with this Section 8.04, in the event that any item of proposed Indebtedness meets the criteria of more than one of the categories above, the Company will be permitted to classify the item of Indebtedness on the date of its incurrence, creation or assumption, or later reclassify all or a portion of the item of Indebtedness, in any manner that complies with this Section 8.04 and such item of

Indebtedness shall be deemed to have been incurred, created or assumed pursuant to only one of such categories.
8.05 Advances, Investments, Loans, Purchase of Assets. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, (w) lend money or credit or make advances to any Person, (x) purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets of any Person (including, without limitation, any Capital Stock or other securities of any other Person), but excluding purchases or other acquisitions of inventory, materials, equipment and other real and personal assets (other than assets constituting, or a Person (including the Capital Stock of a Person) engaged in, a business) used or to be used in the business of the Company and its Subsidiaries, (y) make any capital contribution to any other Person or (z) purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, except that the following shall be permitted (each, an “Investment”):
(xlvii)the Company and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;
(xlviii)the Company and its Subsidiaries may acquire and hold cash and Cash Equivalents;
(xlix)the Company and its Subsidiaries may (x) make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $5,000,000 and (y) make loans to members of management to fund their purchase of equity interests of the Company so long as no cash is paid by the Company or any of its Subsidiaries in connection therewith (or any cash so paid is promptly (and in any event within one Business Day) returned to the Company or such Subsidiary;
(l)the Company and its Subsidiaries may enter into Hedge Agreements to the extent permitted by Section 8.04(v);
(li)[Reserved];
(lii)Investments in existence on the Closing Date and listed on Schedule 8.05 shall be permitted, without giving effect to any additions thereto or replacements thereof (provided that intercompany investments listed on Schedule 8.05 may be repaid or redeemed and re-advanced or re-contributed as new intercompany investments up to the amount of such investments in effect as of the Closing Date);
(liii)(A) any Credit Party may make intercompany loans to any other Credit Party, (B) any Subsidiary of the Company may make intercompany loans to any Credit Party and (C) any Foreign Subsidiary may make intercompany loans to another Foreign Subsidiary (collectively, “Intercompany Loans”); provided, that in the case of (A) and (B) only (x) each Intercompany Loan shall be evidenced by an Intercompany Note, (y) each Intercompany Note issued to the Company or any Subsidiary Guarantor shall be pledged to the Collateral Agent pursuant to the Pledge Agreement and (z) subject to Section 7.16(k), each Intercompany Note issued by a Credit Party to the Company or a Subsidiary of the Company shall contain subordination provisions reasonably satisfactory to the Administrative Agent;

(viii)the Company and its Subsidiaries may make intercompany loans to, or Investments in, any of its Foreign Subsidiaries in the form of cash or Cash Equivalents;
(xxiv)the Company and the Subsidiary Guarantors may make equity contributions to the capital of their respective Subsidiaries which are Credit Parties;
(xxv)the Company and its Subsidiaries may create or acquire new Subsidiaries to the extent otherwise permitted hereunder;
(xxvi)the Company and its Subsidiaries may transfer inventory or equipment not otherwise reasonably required for the operations of the Company or any of its Domestic Subsidiaries to any Foreign Subsidiary to the extent such Foreign Subsidiary pays for such inventory or equipment in cash equal to the fair market value thereof;
(xxvii)the Company and its Subsidiaries shall be permitted to make Capital Expenditures;
(xxviii)the Company and its Subsidiaries may enter into transactions permitted under Section 8.02;
(xxix)the Company and its Subsidiaries may enter into guarantees to the extent permitted by Section 8.04;
(xxx)subject to the provisions of this Section 8.05(xv) and the requirements contained in the definition of Permitted Acquisition, the Qualified Credit Parties and Wholly-Owned Foreign Subsidiaries of the Company may from time to time after the Closing Date make Investments constituting Permitted Acquisitions; provided that (i) no Default or Event of Default is in existence at the time of the consummation of such Permitted Acquisition or would result after giving pro forma effect thereto; provided that, with respect to any Permitted Acquisition not conditioned on the availability of, or on obtaining, financing, this clause (i) may be tested at the time of signing the relevant acquisition agreement rather than the time of consummation of the Permitted Acquisition, (ii) the aggregate amount of consideration for all Permitted Acquisitions effected after the Closing Date pursuant to this clause (xv) made or provided by the Company or any Subsidiary to acquire equity interests in any Subsidiary that does not become a Subsidiary Guarantor or merge, consolidate or amalgamate into the Company or a Subsidiary Guarantor or any assets that shall not, immediately after giving pro forma effect to such Permitted Acquisition, be owned by the Company or a Subsidiary Guarantor shall not exceed an aggregate amount (excluding Qualified Stock of the Company (or options or warrants for Qualified Stock of the Company) issued as consideration for such Permitted Acquisitions), measured at the time such Investment is made and after giving pro forma effect to such Investment, equal to the sum of (A) $250,000,000 plus (B) the Available Amount (which shall be reduced by the amount of all other Dividends and advances, investments and loans made pursuant to Sections 8.03(iii) and 8.05(xviii)) as in effect at the time of such Permitted Acquisition, and (iii) the Company shall be in pro forma compliance with Section 8.14;
(xxxi)Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;
(xxxii)Investments of any Person existing at the time such Person becomes a Subsidiary of the Company or at the time such Person merges or consolidates with the Company or any of its Subsidiaries, in either case, as the result of a Permitted Acquisition in compliance with the terms of this Agreement; provided that such investments were not made by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Company or such merger or consolidation;
(xviii)in addition to the other exceptions set forth in this Section 8.05, the Company and its Subsidiaries may make additional advances, capital contributions, Investments and loans after the Closing Date to the extent not otherwise permitted under this Section 8.05 so long as the aggregate amount of such advances, capital contributions, Investments and loans shall not exceed the sum of (A) $50,000,000 plus (B) the Available Amount (which shall be reduced by the amount of all other advances, capital contributions, Investments and loans made pursuant to Sections 8.03(iii) and 8.05(xv)(ii)) at that time outstanding, as in effect at the time of such advances, investments and loans;
(liv)Investments made after the Original Closing Date in the Asian Latex Businesses in an aggregate amount not to exceed $25,000,000; and
(lv)Investments to the extent such Investment represents the non-cash portion of the consideration received in an Asset Sale as permitted pursuant to Section 8.02(d)-(e).
8.06 Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Company or any of its Subsidiaries, other than on terms and conditions substantially as favorable to the Company or such Subsidiary as would reasonably be obtained by the Company or such Subsidiary at that time in a comparable arm’s-length transaction with a Person other than an Affiliate, except that:
(lvi)Dividends may be paid to the extent provided in Section 8.03;
(lvii)transactions permitted under Section 8.02 shall be permitted;
(lviii)loans may be made and other transactions may be entered into by the Company and its Subsidiaries to the extent permitted by Section 8.05;
(lix)the Company and its Subsidiaries may enter into other transactions between or among the Company and its Subsidiaries not involving any other Affiliate;
(lx)customary fees paid to members of the board of directors of the Company and its Subsidiaries for their services as directors not in excess of fees paid to directors who are not Affiliates; and
(lxi)issuances of equity interests, payments of bonuses and other transactions permitted pursuant to employment or compensation agreements, option agreements, incentive plans, indemnification agreements and other arrangements with employees and directors of the Company or any of its Subsidiaries, in each case so long as the foregoing are on terms not materially more beneficial to such officers and directors as those provided by companies of similar size and similar financial condition as the Company and its Subsidiaries.
8.07 Limitation on Payments of Certain Indebtedness; Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Agreements; etc. The Company will not, and will not permit any of their Subsidiaries to:

(lxii)Except as expressly contemplated in connection with the Refinancing, amend or modify, or permit the amendment or modification of, any provision of (x) any ABL Credit Document in a manner which is adverse to the interests of the Lenders in any material respect or in a manner which is prohibited by the terms of the ABL/Term Loan Intercreditor Agreement or (y) any documentation entered into in connection with the other Indebtedness referred to in this clause (i) in a manner which is adverse to the interests of the Lenders in any material respect; or
(lxiii)amend, modify or change its certificate of incorporation or limited liability company agreement or by-laws (if any), or any agreement entered into by it, with respect to its capital stock or other equity interests, or enter into any new agreement with respect to its capital stock or other equity interests, other than any amendments, modifications or changes pursuant to this clause (ii) or any such new agreements which are not adverse in any material respect to the interests of the Lenders and the terms of any such amendment, modification, change or other action will not violate any of the other provisions of this Agreement or any other Credit Document; provided that the Company may take such actions to create and issue Disqualified Stock to the extent permitted by Section 8.04.
8.08 Limitation on Certain Restrictions on Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by any of its Subsidiaries, or pay any Indebtedness owed to any of its Subsidiaries, (b) make loans or advances to any of its Subsidiaries, or (c) transfer any of its properties or assets to any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the ABL Credit Agreement and the other ABL Credit Documents, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any of its Subsidiaries, (v) customary provisions restricting assignment of any agreement entered into by the Company or any Subsidiary of the Company in the ordinary course of business, (vi) customary provisions restricting the transfer of assets subject to Liens permitted under Section 8.01(iii), (vii), (viii), (ix) and (xviii), (vii) any restrictions contained in contracts for the sale of assets permitted in accordance with Section 8.02 solely in respect of the assets to be sold pursuant to such contract, (viii) any restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (ix) [reserved] and (x) in the case of clauses (b) and (c) above, customary restrictions in joint venture agreements entered into by the Company or its Subsidiaries.
8.09 Limitation on Issuance of Equity. The Company will not, and will not permit any of its Subsidiaries to, issue, except as permitted by Section 8.04, any class of Disqualified Stock; notwithstanding the foregoing and for the avoidance of doubt, the Company and its Subsidiaries may issue Qualified Stock and/or options and warrants for the same in an unlimited amount so long as such Qualified Stock and/or options and warrants are not Disqualified Stock.
8.10 Business. The Company will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than any of the lines of business conducted by the Company and its Subsidiaries on the Closing Date and any business similar, ancillary or related thereto or which constitutes a reasonable extension or expansion thereof, including in connection with the Company’s existing and future technology, trademarks and patents.
8.11    Limitation on the Creation of Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, the Company will not, and will not permit any of its Subsidiaries to, establish, create or acquire any Subsidiary; provided that (1) the Company may establish, create or acquire non-Wholly-Owned Subsidiaries pursuant to Section 8.05(xv), (xvii) or (xviii) and (2) the Company and its Subsidiaries shall be permitted to establish or create and, to the extent permitted by this Agreement, acquire Wholly-Owned Subsidiaries (it being understood and agreed that, in connection with the creation of any non-Wholly-Owned Subsidiary under Section 8.05(xv) and any Wholly-Owned Subsidiary, subject to the terms and conditions of Section 7.11 hereof, (i) the capital stock of such new Subsidiary (other than a Foreign Holdco) to the extent owned by the Company or any other Credit Party (and with respect to Foreign Subsidiaries, 65% of the voting capital stock and 100% of the non-voting capital stock of any such new Foreign Subsidiary) is promptly pledged pursuant to, and to the extent required by, the respective Pledge Agreement and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent and (ii) such new Subsidiary (to the extent it is a Domestic Subsidiary that is not a Non-Guarantor Subsidiary) promptly executes a counterpart of the Pledge Agreement, the Security Agreement, the ABL/Term Loan Intercreditor Agreement, any Pari Passu Lien Intercreditor Agreement, any Junior Lien Intercreditor Agreement and the Guarantee, in each case by executing and delivering to the Administrative Agent a counterpart of a Joinder Agreement, in each case on the same basis (and to the same extent) as such Subsidiary would have executed such Credit Documents if it were a Credit Party on the Closing Date and shall deliver such documents and shall take such actions required by the foregoing Credit Documents or reasonably requested by the Administrative Agent or Collateral Agent to create and perfect the security interests of the Collateral Agent granted or purported to be created pursuant to the Credit Documents. In addition, at the reasonable request of the Administrative Agent, each new Wholly-Owned Subsidiary shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Wholly-Owned Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Closing Date. If any Non-Guarantor Subsidiary shall cease to be a Non-Guarantor Subsidiary in accordance with the terms hereof, such Subsidiary shall take the actions specified herein as though it was a newly established Subsidiary; provided that in the case of any Foreign Holdco, recourse on any Guarantee by such Foreign Holdco shall be limited to the Collateral pledged by such Foreign Holdco.
8.12 Multiemployer Plans. Neither the Company nor any of its Subsidiaries shall partially or totally withdraw from a Multiemployer Plan without the prior written consent of the Required Lenders, unless the withdrawal liability of the Company and its Subsidiaries from all such withdrawals in the aggregate shall not exceed $5,000,000.
8.13 Use of Proceeds. The Company will not request any Borrowing, and the Company shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person or country that, at the time of such action, is a Sanctioned Person or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
8.14 Financial Covenant. The Company shall not permit the Total Net Leverage Ratio, as of the last day of any Test Period, to exceed 5.00:1.00.
SECTION 9.    Events of Default. Upon the occurrence of any of the following specified events (each an “Event of Default”):
9.01 Payments. (a) The Company shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note, or any Fees or any other amounts owing hereunder or under any other Credit Document or (b) any Guarantor shall default in the payment of any amount, in respect of any payment of the type described in clause (a)(ii) above pursuant to its Guarantee, and such default shall continue unremedied for three or more Business Days; or
9.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made; or
9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(f)(i), the second sentence of Section 7.02, Section 7.11 or Section 8, (ii) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(a), Section 7.01(b), Section 7.01(c), Section 7.01(d), Section 7.03(b) or Section 7.12 and such default shall continue unremedied for a period of 15 days after written notice to the defaulting party by the Administrative Agent or the Required Lenders or (iii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as provided in Section 9.01) and such default shall continue unremedied for a period of 30 days after written notice to the defaulting party by the Administrative Agent or the Required Lenders; or
9.04 Default Under Other Agreements. (i) The Company or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause the holder or holders of such Indebtedness (or a trustee or Administrative Agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any such Indebtedness of the Company or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled prepayment or required prepayment (other than pursuant to a “due-on-sale” clause in a mortgage or similar security agreement) (unless such required prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof; provided that it shall not be a Default or an Event of Default under this Section 9.04 unless the aggregate outstanding principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $10,000,000; provided further that with respect to any failure or breach or default under Section 7.23 of the ABL Credit Agreement (or any default arising under Section 9.1 of the ABL Credit Agreement arising solely as a result of a failure, breach or default under such Section 7.23), such event shall only constitute an Event of Default under this Section 9.04 upon the earlier of (1) acceleration (or the Lenders thereunder having the right to so accelerate) of the Indebtedness under the ABL Credit Agreement and (2) such event not having been cured or waived within 30 days after the occurrence of such event (the “Stand Still Period”); or
9.05 Bankruptcy, etc. The Company or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against the Company or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Company or any of its Subsidiaries, or the Company or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its

Subsidiaries, or there is commenced against the Company or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Company or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the
Company or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Company or any of its Subsidiaries for the purpose of effecting any of the foregoing; or
9.06 ERISA. An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, has resulted or could reasonably be expected to result in liability of the Company and/or its Subsidiaries in an amount that could have a Material Adverse Effect; or
9.07 Security Documents. Except (x) in each case to the extent resulting from the failure of the Collateral Agent to retain possession of the applicable certificated Pledged Securities delivered to the Collateral Agent and (y) in respect of an immaterial portion of the Collateral, at any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the First Priority Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral to the extent required by the Security Documents), in favor of the Collateral Agent, and subject to no other Liens other than Permitted Liens, or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents; or
9.08 Guarantees. (a) Any Guarantee or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor’s obligations under the relevant Guarantee, or (b) except as otherwise provided in Section 9.01(b), any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to such Guarantee; provided that, with respect to defaults under the Guarantee which relate to covenants in Section 7 of this Agreement for which a grace period is applicable under Section 9.03(iii), such Guarantors shall have the benefit of the grace period set forth in Section 9.03(iii); or
9.09 Judgments. One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate for the Company and its Subsidiaries a liability of $10,000,000 or more (not paid or fully covered by a reputable and solvent insurance company) and such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or
9.10 Change of Control. A Change of Control shall have occurred; or
9.11 Intercreditor Agreements. Any provision of the ABL/Term Loan Intercreditor Agreement, any Pari Passu Lien Intercreditor Agreement or any Junior Lien Intercreditor Agreement which is material to the interests of the Lenders shall cease to be in full force or effect (except in accordance with its terms);
then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 9.05 shall occur with respect to the Company, the result which would occur upon the giving of written notice by the Administrative Agent to the Company as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; and (iv) apply any cash collateral held pursuant to this Agreement to pay Obligations.
SECTION 10. The Administrative Agent.
10.01 Appointment.
(a)    The Lenders hereby irrevocably designate and appoint DBNY as Administrative Agent (for purposes of this Section 10 and Section 11.01, the term “Administrative Agent” also shall include DBNY in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its respective duties hereunder by or through its officers, directors, agents, employees or affiliates.
(b)    Each Lender hereby authorizes the Administrative Agent to take such action as agent on its behalf and for its benefit and to exercise such powers under this Agreement and the other Credit Documents as are delegated to such Administrative Agent by the terms hereof and thereof, together with powers as are reasonably incidentally thereto. Each Lender (including the Required Lenders under and as defined in the Original Credit Agreement) hereby give the Administrative Agent and the Collateral agent their consent to enter into the ABL/Term Loan Intercreditor Agreement, any Junior Lien Intercreditor Agreement and any Pari Passu Lien Intercreditor Agreement (or any amendment or supplement thereto) and hereby authorize the Administrative Agent and the Collateral Agent to take such actions, including without limitation making such filings, as may be necessary or desirable to reflect the intent of this Agreement.
10.02 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

10.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Company and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Company and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Company and its Subsidiaries or the existence or possible existence of any Default or Event of Default.
10.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Lender or the holder of any Note by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.
10.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.
10.06 Indemnification.
(a)    To the extent the Administrative Agent (or any affiliate thereof) is not reimbursed and indemnified by the Company, the Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof), in proportion to their respective “percentage” as used in determining the Required Lenders (determined by the Lenders share of the aggregate outstanding Loans at the time), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature (including, without limitation, any customary indemnifications provided to a deposit account bank pursuant to a “control agreement” referred to in the Security Agreement) which may be imposed on, asserted against or incurred by the Administrative Agent (or any affiliate thereof) in performing its respective duties hereunder or under any other Credit Document, (including with respect to any agreements or other instruments referred to herein or therein) or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) bad faith, gross negligence or willful misconduct (each as determined by a court of competent jurisdiction).

(b)    The Administrative Agent (and any affiliate thereof) shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document (except actions expressly required to be taken by it hereunder or under the Credit Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
10.07 The Administrative Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a “Lender” and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term “Lenders,” “Required Lenders,” “holders of Notes” or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.
10.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.
10.09 Resignation by the Administrative Agent.
(n)The Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days’ prior written notice to the Lenders and, unless a Default or an Event of Default under Section 9.05 then exists, the Company.
(o)Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Company, which acceptance shall not be unreasonably withheld or delayed (provided that the Company’s approval shall not be required if an Event of Default then exists).
(p)If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Company (which consent shall not be unreasonably withheld or delayed, provided that the Company’s consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.
(q)If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent (the “Resignation Effective Date”), the Administrative Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative

Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.
(e)If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (b) or clause (c) of the definition thereof, the Required Lenders may, directly or at the request of the Company, and to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, in consultation with the Company, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(az)Upon a resignation or removal of the Administrative Agent pursuant to this Section 10.09, the Administrative Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 10 shall continue in effect for the benefit of the Administrative Agent for all of its actions and inactions while serving as the Administrative Agent.
10.10 Withholding Taxes. To the extent required by any applicable laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 4.04, each Lender shall indemnify and hold harmless the Administrative Agent against, within 10 days after written demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other LoanCredit Document against any amount due the Administrative Agent under this Section 10.01. The agreements in this Section 10.01 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
10.11 Collateral and Guarantee Matters. Each of the Lenders (including in its capacity as an Other Creditor) irrevocably authorize the Administrative Agent, at its option and in its discretion,
(ah)to release any Lien on any property granted to or held by the Administrative Agent under any Credit Document (i) upon termination of all Commitments have terminated all Credit Document Obligations (other than contingent indemnification obligations for which a claim has not been asserted) have been paid in full, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Credit Document to a Person that is not a Credit Party, (iii) that constitutes “Excluded Collateral” (as such term is defined in the Security Agreement), or (iv) if approved, authorized or ratified in writing in accordance with Section 11.11;
(ai)to release any Guarantor from its obligations under the Guarantee if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Credit Documents; and

(c)    to subordinate any Lien on any property granted to or held by the Administrative
Agent under any Credit Document to the holder of any Lien on such property that is permitted by Section 8.01(vii).
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guarantee pursuant to this Section 10.11. In each case as specified in this Section 10.11, the Administrative Agent will, at the Company’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or, in the cause of clause (b) to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guarantee, in each case in accordance with the terms of the Credit this Section 10.11; provided that the Company shall have delivered to the Administrative Agent a certificate signed by an Authorized Officer of the Company stating that the transaction and the release of the respective Collateral is permitted under the Credit Documents, upon which the Administrative Agent may rely conclusively.
The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Creditor for any failure to monitor or maintain any portion of the Collateral.
SECTION 11. Miscellaneous.
11.01 Payment of Expenses, etc. The Company hereby agrees to: (a) pay all reasonable out-of-pocket costs and expenses (i) of the Administrative Agent and the Collateral Agent (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP and the Administrative Agent’s other counsel and consultants) in connection with the preparation, execution, delivery and administration of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, (ii) of the Administrative Agent and its affiliates in connection with its or their syndication efforts with respect to this Agreement and (iii) after the occurrence and during the continuance of an Event of Default, of the Administrative Agent and each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings (including, in each case without limitation, the reasonable fees and disbursements of counsel and consultants for the Administrative Agent and, after the occurrence and during the continuance of an Event of Default, counsel for Lenders); and (b) indemnify the Administrative Agent, the Collateral Agent and each Lender, and each of their respective officers, directors, employees, representatives, agents, affiliates, trustees and investment advisors (each such Person being called an “Indemnitee”) from and hold each of them harmless against any and all liabilities, losses, damages, claims, expenses and disbursements (including reasonable attorneys’ and consultants’ fees and disbursements (which for the avoidance of doubt shall exclude the allocated costs of in-house counsel)) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (i) any investigation, litigation or other proceeding (whether or not any Indemnitee is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party and whether based on contract, tort or any other theory) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Loans hereunder or the consummation of the Transaction or any other transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (ii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Company and its Subsidiaries, or any Environmental Claim related in any way to the Company and its Subsidiaries. The indemnification provided under this Section 11.01 shall not apply to (A) the gross negligence, bad faith or willful misconduct of any Indemnitee (each as determined by a court of competent jurisdiction by final and non-appealable judgment), (B) a material breach of the obligations of this Agreement by any Indemnitee (as determined by a court of competent jurisdiction in a final non-appealable judgment) or (C) any proceeding that does not involve an act or omission by the Company or any of its Subsidiaries and that is brought by any Indemnitee against any other Indemnitee (other than any proceeding against an Indemnitee in its capacity or in fulfilling its role as an Agent or arranger or similar role). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent, the Collateral Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company agrees to make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. Notwithstanding the foregoing, the Company shall not be liable for, or have any obligation under, any settlement of any investigation, litigation or other proceeding effected without its written consent (which shall not be unreasonably withheld or delayed), but if settled with the Company’s written consent, or if there is a final non-appealable judgment in any such investigation, litigation or proceeding, the Company agrees to indemnify and hold harmless each Indemnitee in the manner set forth above.
To the fullest extent permitted by applicable law, neither the Company, on the one hand, nor any Indemnitee, on the other, shall assert, and each such Person hereby waives, and acknowledges that no other Person shall have, by or through any Indemnitee or the Company, any claim against any Indemnitee or the Company, as applicable, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the TransactionsTransaction contemplated hereby or thereby, any Loan or the use of the proceeds thereof; it being agreed that this sentence shall not limit the indemnification obligations of the Company or any other Credit Party (including in respect of any such damages incurred or paid by an Indemnitee to a third party and for any out-of-pocket expenses). No Indemnitee referred to above shall be liable for any damages to the Company arising from the use by others of any information or other materials distributed to such party by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby other than for direct or actual damages to the Company resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
11.02 Right of Setoff.
(a)    In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of each Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 11.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit

Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.
11.03 Notices.
(ba)Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered: if to the Company, at the Borrower Notice Office; if to any Lender, at such address as shall be designated by such Lender in a written notice to the Company and the Administrative Agent; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telexed, facsimiled, or cabled or sent by overnight courier, be effective three Business Days after deposited in the mails, certified, return receipt requested, when delivered to the telegraph company, cable company or one day following delivery to an overnight courier, as the case may be, or when sent by telex or facsimile device, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.
(bb)Each Public Lender agrees to cause, upon the earlier of the Closing Date or the date such Public Lender becomes a Lender hereunder, at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the platform for notices then utilized by the Administrative Agent in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities applicable laws, to receive such notices that are not made available through the “Public Side Information” portion of such platform and that may contain material nonpublic information with respect to the Company or its securities for purposes of United States Federal or state securities applicable laws.
11.04 Benefit of Agreement; Assignments; Participations.
(a)    This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of all of the Lenders; provided, further, that although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a “Lender” for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Sections 2.13 and 11.04(b)) and the transferee, assignee or the participant as the case may be shall not constitute a “Lender” hereunder; provided, further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 11.07(a) shall not constitute a reduction in the rate of interest or Fees payable hereunder), or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment, and that an increase in any Commitment shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the

Collateral under all of the Security Documents (in each case except as expressly provided in the Credit Documents), or any Guarantor or Guarantee (in each case except as expressly provided in the relevant Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto). The Company agrees that each participant shall be entitled to the benefits of Section 2.10 and Section 4.04 (subject to the obligations and limitations thereof, it being understood that any Tax forms required by Section 4.04(b) shall be provided to the Lender) to the same extent as if it were a Lender and had acquired its interest by assignment; provided that a participant shall not be entitled to receive any greater payment under Section 4.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Company’s prior written consent or the right to greater payment results from a change in law after the participant becomes a participant. To the extent permitted by law, each participant shall also be entitled to the benefits of Section 11.02 as though it were a Lender; provided that such Participant agrees to be subject to Section 11.06 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register on which it enters the name and address of each participant and the principal amount (and stated interest) of each participant’s interest in the Loans held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender (but not any Agent, any Company or any other Lender) shall treat each Person whose name is recorded in the Participant Register as the owner of such Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement notwithstanding any notice to the contrary.
(b)    Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitment and related outstanding Obligations (or, if the Commitment has terminated, outstanding Obligations) hereunder to (i) (A) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (B) to one or more other Lenders or any affiliate of any such other Lender which is at least 50% owned by such other Lender or its parent company (provided that any fund that invests in loans and is managed or advised by the same investment advisor of another fund which is a Lender (or by an Affiliate of such investment advisor or by an Affiliate of a Lender) shall be treated as an affiliate of such other Lender for the purposes of this subclause (x)(i)(B)), or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of any Lender or by an affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $1,000,000 hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement; provided that (v) at such time, the register listing the names and addresses of the Lenders, and the Commitments of, and prinicipal amounts (and related interest amounts) of the Loans owing to each Lender pursuant to the terms hereof from time to time shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (w) upon the surrender of the relevant Note by the assigning Lender (or, upon such assigning Lender’s indemnifying the Company for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Company’s expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 2.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (x) the written consent of the Administrative Agent shall be required in connection with any such assignment pursuant to clause (y) above (such written consent, in any case, not to be unreasonably withheld, delayed or conditioned), (y) the Administrative Agent shall receive at the time of each such assignment (other than an assignment between a Lender and its Affiliates), from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and (z) no such transfer or assignment will be effective until recorded by the Administrative Agent on the Register pursuant to Section 11.13. To the extent of any assignment pursuant to this Section 11.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitment.
(c)Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification to the Administrative Agent (but without the consent of the Administrative Agent or the Company), any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee or to a collateral agent providing credit or credit support to such Lender in support of its obligations to such trustee, such collateral agent or a holder of such obligations, as the case may be. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.
(bc)Any Lender which assigns all of its Commitment and/or Loans hereunder in accordance with Section 11.04(b) shall cease to constitute a “Lender” hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 2.10, 2.11, 4.04, 10.06, 11.01 and 11.06), which shall survive as to such assigning Lender.
(bd)Any Lender may, so long as no Default has occurred and is continuing, at any time, assign all or a portion of its rights and obligations with respect to Loans under this Agreement to the Company or any Subsidiary of the Company through (x) Dutch auctions or other offers to purchase open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 4.01(b) or (y) open market purchases on a non pro rata basis; provided that:
(lxiv)(x) if the assignee is any Subsidiary of the Company, upon such assignment, transfer or contribution, the applicable assignee shall automatically be deemed to have contributed or transferred the principal amount of such Loans, plus all accrued and unpaid interest thereon, to the Company; or (y) if the assignee is the Company (including through contribution or transfers set forth in clause (x)), (a) the principal amount of such Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Company shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (b) the aggregate outstanding principal amount of Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Loans then held by the Company and (c) the Company shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Loans in the Register; and
(lxv)each Person that purchases any Loans pursuant to clause (x) of this subsection (l) shall represent and warrant to the selling Lender that it does not possess material non-public information with respect to the Company and its Subsidiaries that either (1) has not been disclosed to the Lenders generally (other than Lenders that have elected not to receive such information) or (2) if not disclosed to the Lenders, would reasonably be expected to have a material effect on, or otherwise be material to (A) a Lender’s decision to participate in any such assignment or (B) the market price of such Loans, or shall make a statement that such representation cannot be made.
11.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Company or any other Credit Party and the Administrative Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other

Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.
11.06 Payments Pro Rata.
(be)The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Company in respect of any Obligations hereunder, it shall distribute such payment to the Lenders pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received to the Lenders entitled thereto.
(bf)Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise, but excluding amounts provided for in this Agreement), which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
11.07 Calculations; Computations.
(a)    The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Company to the Lenders; it being understood and agreed that notes may be absent in the interim financial statements). In addition, except as otherwise specifically provided herein, all computations determining compliance with Sections 4.02 and 8, including definitions used therein, and for all purposes of determining Capital Expenditures, the Interest Coverage Ratio and Senior Secured Net Leverage Ratio, shall utilize accounting principles and policies in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision, including without limitation in the event of an accounting change requiring all leases to be capitalized, or if the Administrative Agent notifies the Company that it or the Required Lenders request an amendment to any provision hereof for such purpose, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted and continue to be computed on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding the foregoing, to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a pro forma basis. In furtherance of the foregoing, at the request of the Company, the Company, the Administrative Agent and the Lenders agree to negotiate in good faith any such amendment addressing the impact of changes in GAAP upon the covenants (financial or otherwise) at no cost to the Company and its Subsidiaries other than the reimbursement of the Administrative Agent’s cost and expenses contemplated by Section 11.01(a).
(b)    All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days (except for interest calculated by reference to the Prime Lending Rate, which shall be based on a year of 365 or 366 days, as applicable) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.
11.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.
(bg)THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Subject to the final sentence of this clause (a), any legal action or proceeding with respect to this Agreement or any other Credit Document shall be brought in the Courts of the State of New York or of the United States for the Southern District of New York, in each case sitting in the borough of Manhattan, and, by execution and delivery of this agreement, the Company hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably waives any claim that such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. The Company irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at the Borrower Notice Office, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent under this Agreement, any Lender or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction in connection with its exercise of rights under any Security Document or the enforcement of any judgment.
(bh)The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other credit document brought in the Courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such Court that any such action or proceeding brought in any such Court has been brought in an inconvenient forum.
(bi)Each of the parties to this Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other credit documents or the transactions contemplated hereby or thereby.
11.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart hereof.
11.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

11.11 Amendment or Waiver.
(a)    Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party hereto or thereto and the Required Lenders (although additional parties may be added to (and annexes may be modified to reflect such additions), and Subsidiaries of the Company may be released from, this Agreement, the Guarantee and the Security Documents in accordance with the provisions hereof and thereof without the consent of the other Credit Parties party thereto or the Required Lenders); provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note beyond the Final Maturity Date, or reduce (or forgive) the rate or extend the time of payment of interest or Fees thereon (except in connection with the waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 11.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i)), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) release all or substantially all of the Guarantors under the Guarantees, (iv) amend, modify or waive any provision of this Section 11.1211.11 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Commitments and the Loans on the Closing Date), (v) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Commitments and the Loans are included on the Closing Date), (vi) amend the definition of “Interest Period” so as to permit interest periods in excess of six months without requiring the consent of all affected Lenders or (vii) consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement; provided, further, that no such change, waiver, discharge or termination shall (1) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender), (2) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 10 or any other provision as same relates to the rights or obligations of the Administrative Agent, or (3) without the consent of Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment or Loans of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender in its capacity as a Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything to the contrary herein, this Agreement and the other Credit Documents may be amended (i) in accordance with Section 2.15 to incorporate the terms of any Incremental Term Commitments with the written consent of the Company and Lenders providing such Incremental Term Commitments, (ii) in accordance with Section 2.16 to incorporate the terms of any Extended Term Loans with the written consent of the Company and the Extending Term Lenders, (iii) in accordance with Section 2.17 to incorporate the terms of any Other Loans with the consent of the Company and the Lenders providing such Other Loans, and (iv) to implement any changes contemplated by Section 2.10 hereof with the consent of the Company and the Administrative Agent (and subject to Section 2.10(f)).
(f)If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by clauses (i) through (vii), inclusive, of the first proviso to Section 11.11(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Company shall have the right, so long as all non consentingNon-Consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non consentingNon-Consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 2.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non consentingNon-Consenting Lender’s Commitment and/or repay all outstanding Loans of such Lender; provided that, unless the Commitments which are terminated and Loans which are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B), the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto; provided, further, that the Company shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender’s rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 11.11(a). Notwithstanding anything herein to the contrary, by receiving the amounts set forth in the proviso in Section 2.13 of this Agreement, each Non-Consenting Lender shall automatically be deemed to have assigned its Loans pursuant to the terms of an Assignment and Assumption Agreement, and accordingly, no Assignment and Assumption Agreement or other action shall be required in connection therewith. Such assignment shall become effective as to any Non-Consenting Lender upon the receipt of the amounts set forth in the proviso in Section 2.13.
(bj)Notwithstanding anything to the contrary contained above in this Section 11.11, the Administrative Agent and/or the Collateral Agent may (i) enter into amendments to the Guarantee and the Security Documents for the purpose of adding additional Subsidiaries of the Company (or other Credit Parties) as parties thereto and (ii) enter into security documents to satisfy the requirements of Section 7.11, without the consent of the Required Lenders.
(bk)In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Company and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all or a portion of outstanding Loans (“Refinanced Term Loans”) with a replacement term loan tranche denominated in Dollars (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans plus interest, fees and expenses, (b) if any Loans are not refinanced, the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans, respectively, at the time of such financing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Loans) and (c) if any Loans are not refinanced, all other terms applicable to such Replacement Term Loans shall be, as determined by the board of directors of the Company, either (x) not materially more restrictive to the Company and the other Credit Parties than those set forth in this Agreement, if any (other than (1) with respect to terms and conditions applicable after the Final Maturity Date in effect at the time of the incurrence or issuance of such Indebtedness or (2) subject to the immediately succeeding proviso, a Previously Absent Financial Maintenance Covenant; provided that, notwithstanding anything to the contrary contained herein, if any such terms of the Replacement Term Loans contain a Previously Absent

Financial Maintenance Covenant that is in effect prior to the applicable Final Maturity Date, such Previously Absent Financial Maintenance Covenant shall be included for the benefit of each Class of Loans) or (y) on then prevailing market terms and conditions; provided that a certificate of an Authorized Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness and drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which is disagrees).
(e)    Notwithstanding anything to the contrary contained in this Section 11.11 or any other provision of this Agreement or any provision of any other Credit Document, the Administrative Agent and/or the Collateral Agent and the Company may amend, restate, amend and restate or otherwise modify the ABL/Term Loan Intercreditor Agreement, any Pari Passu Lien Intercreditor Agreement and/or any Junior Lien Intercreditor Agreement as provided therein.
11.12 Confidentiality.
(bl)Subject to the provisions of clause (b) of this Section 11.12, each of the Agent and each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Company (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender’s holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 11.12 to the same extent as such Lender) any information with respect to the Company or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Company to the Lenders in writing as confidential or would customarily be treated as confidential in banking practice; provided that the Agent and any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender and (e) to any prospective or actual transferee or participant (or its investment advisor) in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender; provided that such prospective transferee agrees to maintain the confidentiality contained in this Section 11.12.
(bm)The Company hereby acknowledges and agrees that the Agent and each Lender may share with any of its Lending Affiliates any information related to the Company or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Company, the Company and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 11.12 to the same extent as such Lender).
11.13 Register. The Company hereby designates the Administrative Agent to serve as its agent, solely for purposes of this Section 11.13, to maintain a register (the “Register”) on which it will record the Commitment from time to time of each of the Lenders, the principal amount (and stated interest) of any Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Company’s obligations in respect of such Loans. The Register shall be available for inspection by Company and any Lender (with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice. With respect to any Lender, the transfer of the Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of the assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 11.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of the assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Company agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 11.13 other than those resulting from the Administrative Agent’s willful misconduct or gross negligence.
11.14 USA Patriot Act. Each Lender subject to the USA PATRIOT ACT (Title 111 of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) hereby notifies the Company that pursuant to the requirements of the Patriot Act, they are required to obtain, verify and record information that identifies the Company and the other Credit Parties and other information that will allow such Lender to identify the Company and the other Credit Parties in accordance with the Patriot Act.
11.15 Survival. All indemnities set forth herein including, without limitation, in Sections 2.10, 2.11, 4.04, 10.06 and 11.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.
11.16 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable Requirements of Law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.
11.17 Acknowledgement. The entry into this Agreement and the Borrowing of the Term B-2 Loans on the Closing Date shall be deemed to be an amendment, supplementation and modification, and not a Refinancing (as defined in the ABL/Term Loan Intercreditor Agreement), in accordance with Section 5.3(a) of the ABL/Term Loan Intercreditor Agreement. The Administrative Agent shall use good faith efforts to notify the Revolving Credit Agent (as defined in the ABL/Term Loan Intercreditor Agreement) of this Agreement in accordance with Section 5.3(b) of the ABL/Term Loan Intercreditor Agreement.

11.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(c)(b) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(d)(c) (d) the effects of any Bail-in Action on any such liability, including, if applicable:
(lxvi)(ii)    a reduction in full or in part or cancellation of any such liability;
(lxvii)(iii) (iv)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(lxviii)(v) (vi) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
11.19 11.19. Platform; Borrower Materials. The Company hereby acknowledges that (1) the Administrative Agent, the Amendment No. 3 Joint Lead Arrangers or the Amendment No. 34 Joint Lead Arrangers will make available to the Lenders materials or information provided by or on behalf of the Company hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain or another similar electronic system (the “Platform”), and (2) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Company or its securities) (each, a “Public Lender”). The Company hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that
(r)all the Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof;
(s)by marking Borrower Materials “PUBLIC,” the Company shall be deemed to have authorized the Administrative Agent, the Amendment No. 3 Joint Lead Arrangers, the Amendment No. 4 Joint Lead Arrangers and the Lenders to treat the Borrower Materials as not containing material non-public information (although it may be sensitive and proprietary) with respect to the Company or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute information protected by Section 11.12, they shall be treated as set forth therein);
(t)all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and

(d)    the Administrative Agent, the Amendment No. 3 Joint Lead Arrangers and the
Amendment No. 34 Joint Lead Arrangers shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”
Notwithstanding the foregoing, the following Borrower Materials shall be deemed to be marked “PUBLIC” unless the Company notifies the Administrative Agent that any such document contains material non-public information: (1) the Credit Documents; and (2) all information delivered pursuant to clauses (a), (b) and (c) of Section 7.01.
Further, each of the Agent and each Lender acknowledges that (a) the Borrower Materials not marked “PUBLIC” may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.
11.20 Certain ERISA Matters.
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents, the Amendment No. 3 Joint Lead Arrangers, the Amendment No. 4 Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(i)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents, the Amendment No. 3 Joint Lead Arrangers, the Amendment No. 4 Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that:
(ii)none of the Agents, the Amendment No. 3 Joint Lead Arrangers, the Amendment No. 4 Joint Lead Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related to hereto or thereto),
(iii)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iv)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(v)the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(vi)no fee or other compensation is being paid directly to the Agents, the Amendment No. 3 Joint Lead Arrangers, the Amendment No. 4 Joint Lead Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement.
(c) The Agents, the Amendment No. 3 Joint Lead Arrangers, the Amendment No. 4 Joint Lead Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
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